SBL FUND
SEMI-ANNUAL REPORT
JUNE 30, 1999

o Series A (Growth Series)
o Series B (Growth-Income Series)
o Series C (Money Market Series)
o Series D (Worldwide Equity Series)
o Series E (High Grade Income Series)
o Series H (Enhanced Index Series)
o Series I (International Series)
o Series J (Mid Cap Series)
o Series K (Global Strategic Income Series)
o Series M (Global Total Return Series)
o Series N (Managed Asset Allocation Series)
o Series O (Equity Income Series)
o Series P (High Yield Series)
o Series S (Social Awareness Series)
o Series V (Value Series)
o Series X (Small Cap Series)
o Series Y ( Select 25 Series)

[SECURITY      Security Distributors,
DISTRIBUTORS   A Member of The Security Benefit
   LOGO]       Group of Companies

PRESIDENT'S LETTER
August 15, 1999

[PICTURE OF JOHN CLELAND]
John Cleland
President

TO OUR CONTRACTHOLDERS:

The past six months have represented a dramatic change in the equity markets from the experience of the last several years. While the market as represented by the Dow Jones Industrial Average ended the six months up 20.45%, for the first time in several years we have seen the market broaden with a shift from the large cap highly visible growth stocks to an emphasis on the value sector, and to some extent small and midcap stocks as well.

GLOBAL ECONOMIC GROWTH PLAYS A PART

To some extent we believe this shift is a result of the recognition that global economic growth is resuming. In this climate of recovering economic growth worldwide, earnings gains across a broader market spectrum coupled with a dramatic difference in valuations among equity market sectors will lead to a continuation of this broadening in the market. We also believe this to be a very healthy event in its contribution to the great bull market of the nineties.

We expect this continued pattern of earnings growth to be the driving force for the balance of the year and believe it holds the potential for the market to reach new high ground over the course of the year as the broadening continues. This broadening market is best seen in the outstanding performance of our Value Series and Mid Cap Series in the SBL Fund. Under the management of Jim Schier these portfolios have exhibited outstanding performance in the six month period just completed.

FIXED INCOME MARKETS HAVE NOT FARED AS WELL

The rise in interest rates from 5.09% at the beginning of the year to a high of 6.16% on June 24 was a result of investors' concerns about potential inflationary pressures stemming from the same global economic recovery that caused the equity markets to perform so well. The expectation that the Federal Open Market Committee (FOMC), the policy-making arm of the Federal Reserve Bank, would have to raise short-term interest rates to slow economic growth contributed to negative market psychology. These fears were confirmed when the Committee raised its Federal Funds interest rate target by 25 basis points at their June 30 meeting.

The rate hike was accompanied by an announcement that the FOMC was at the same time moving from a bias toward raising interest rates to a neutral position on further rate hikes. We believe this action has for the time being improved the psychological climate in the fixed income markets and that the thirty-year Treasury bond has settled in a range of 5.50% to 6% for the remainder of the year, absent any unexpected exogenous shocks to the financial system.

WELCOME TO TWO NEW SUBADVISOR GROUPS

With this report we welcome two new subadvisors to our family of investment managers. Bankers Trust/Deutche Bank is managing our new Enhanced Index Series and International Series, and Wellington Management Company LLP is managing the Global Total Return Series and the Global Strategic Income Series. We invite you to read their comments in the portfolio managers' letters that follow. We have also added the Select 25 Series under the expert guidance of our own Terry Milberger.

We thank you for your continued confidence you have expressed in us as represented by your investment in the SBL Fund. We assure you we will remain diligent in the stewardship of your assets. As always, we invite your questions or comments at any time.

/s/ John Cleland
John Cleland, President
The Security Funds

SERIES A (GROWTH SERIES)
August 15, 1999

[PICTURE OF TERRY MILBERGER]
Terry Milberger
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

The first half of 1999 was difficult for the Growth Series. The portfolio gained 6.96% during the period, lagging its Lipper peer group average of 12.62% and the benchmark S&P 500 Stock Index's 12.38%.1 The three primary contributors to underperformance were an underweighting in the strong-performing technology sector, an underweighting in energy companies at a time when oil prices moved up sharply, and an overweighting in the weakened health care industry.

THE TECHNOLOGY SECTOR LED THE MARKETS

We owned several good stocks within the technology sector, but were underweight the benchmark index in the technology area as a whole. Those tech companies we owned did very well: Sun Microsystems, Inc. rose 58%, Microsoft Corporation gained 26%, and Cisco Systems, Inc. was up 34%. In hindsight, we only wish we had owned more of these outstanding technology firms in this period of strong performance.

HEALTH CARE STOCKS HAD A DIFFICULT PERIOD

The health care industry has been hurt by concerns about legislation which could negatively impact the industry. Congress's recent Balanced Budget Amendment Act changed the way in which nursing homes and service providers were reimbursed for their services. Additional legislation now pending in Congress could negatively impact drug manufacturers' ability to price their own products.

Our portfolio contained a number of stocks in the health care group which did well, but we also held three weak performers. Retail drug store operator Rite Aid Corporation lost 49%, healthcare services company McKesson HBOC, Inc. slid 57.5%, and medical supply manufacturer Becton, Dickinson and Company fell 29%, in reaction to disappointing earnings announcements.

SOME POSITIVES AMID THE CLOUDS

Still, despite the negatives during the period we owned some stocks which were strong performers. In addition to the technology stocks mentioned above, cellular telecommunications company Sprint Corporation (PCS Group) rose an amazing 177%, primarily because of reports of exceptional subscriber growth. The company is also frequently mentioned as a potential takeover candidate.

Stock prices of some firms in the financial sector, most prominently insurance companies, have risen because of the possibility of buyouts if legislation now pending in Congress which would allow banks to buy insurance companies is passed. Separate bills dealing with the issue have passed the House and the Senate; now differences in the bills must be ironed out before a final vote is taken. The final version is widely expected to be passed. Among the holdings in our portfolio which have benefited are American General Corporation and Lincoln National Corporation.

SERIES A (GROWTH SERIES)
August 15, 1999

A HOSPITABLE ENVIRONMENT AHEAD FOR EQUITIES

We believe that economic growth over the next six months will moderate a bit, but will still be positive. We expect interest rates to trade in a narrow range. These factors in combination should create a positive environment for stocks. Year 2000 problems may cause a temporary slowdown in the markets at some point, but we would view such a pause as a potential buying opportunity.

Terry Milberger
Senior Portfolio Manager

1 Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                  PERFORMANCE

                             TOP 5 EQUITY HOLDINGS*

                                                                     % OF
                                                                   NET ASSETS
                                                                   ----------
Microsoft Corporation .........................................        2.5%

Tyco International, Ltd. ......................................        2.0%

Omnicom Group, Inc. ...........................................        1.8%

General Electric Company ......................................        1.6%

Dial Corporation ..............................................        1.6%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF JUNE 30, 1999(1)

                       1 YEAR       5 YEARS          10 YEARS
                       ------       -------          --------
       Series A        13.62%        24.58%           17.25%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES B (GROWTH-INCOME SERIES)
August 15, 1999

[PICTURE OF MIKE A. PETERSEN]
MIKE A. PETERSEN
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Growth-Income Series of SBL Fund performed very well in the first six months of 1999, generating a +14.52% return compared with its Lipper peer group average of +10.93%.1 The Series also outperformed its benchmark S&P 500 Stock Index, which rose 12.38% over the period.

GROWTH AND INCOME FUNDS GET THEIR TURN

The first half of 1999 has been a good environment overall for stocks. Low interest rates are helping spur recoveries in overseas economies. This should aid the U.S. manufacturing sector in gaining some of the ground it lost when export orders dropped dramatically in late 1997 and 1998.

After an extended period in which large-cap growth funds were the outstanding performers and more defensive styles of portfolio management lagged the benchmarks, the second quarter of 1999 finally saw investors broadening their choices and lessening their exposure to the small group of stocks which had led the market advances the past two years.

In January and June investors were strongly growth-oriented. Their money flowed primarily toward nondefensive stocks. February and March favored energy stocks, as oil prices moved up roughly 50% from their lows. During April and May the value, small cap, and midcap sectors of the markets were the favorites. Nearly all equity investors had their turn to cheer at some point in the first half.

STRONG PERFORMANCE FROM THE ENERGY AND BASIC MATERIALS SECTORS

The best-performing sector in the Growth-Income Series in the first half was energy. During the fall months of 1998 we added to our energy holdings when oil was trading near $10 per barrel. Our holdings were skewed toward oil service companies such as Halliburton Company, Baker Hughes, Inc., and Schlumberger Ltd., and exploration and production companies including Apache Corporation and Kerr-McGee Corporation. These issues in the first half of 1999 have risen in a range from 30% to over 80% in value.

As value-oriented stocks gained favor in the second quarter our basic materials holdings such as paper, forest products, and chemical companies also made strong contributions to total return. Building materials and wood products manufacturer Louisiana-Pacific Corporation rose 33% while integrated forest products company Champion International Corporation climbed 29%. Praxair, Inc., which supplies oxygen, nitrogen, carbon dioxide, helium, and other gases to industry, gained 47%, and diversified chemicals company E.I. du Pont de Nemours & Company was up nearly 23% over the first half.

An unusually large number of takeovers during the six months also gave the portfolio a performance boost. Natural gas pipeline companies Sonat, Inc. and Columbia Energy Group, capital goods firms Browning-Ferris Industries, Inc. and Honeywell, Inc., and computer systems provider Sequent Computer Systems, Inc. were included in the "merger mania."

SERIES B (GROWTH-INCOME SERIES)
August 15, 1999

A CAUTIOUS OUTLOOK FOR THE REMAINDER OF 1999

Looking to the remainder of the year, we anticipate continuing to favor value-oriented stocks. We believe a recovery in foreign markets will help bring manufacturing sector companies back to more typical performance. The high levels of investor optimism and leverage tend to keep us on the defensive side of the markets, since these are indicators that much of the buying has already been done. We recognize, however, that market fundamentals remain solid. We are not anticipating a large selloff, but more likely a slowdown in the rate of increase of the major stock market indexes.

Michael A. Petersen
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.Top 5 Equity Holdings*

                                  PERFORMANCE
                             TOP 5 EQUITY HOLDINGS

                                                                        % OF
                                                                      NET ASSETS
                                                                      ----------
Royal Dutch Petroleum Company ADR .................................         2.8%

Schlumberger, Ltd. ................................................         2.0%

GTE Corporation ...................................................         1.8%

Boeing Company ....................................................         1.7%

Bank One Corporation ..............................................         1.7%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF JUNE 30, 1999(1)

                      1 YEAR        5 YEARS       10 YEARS
                      ------        -------       --------
     Series B         14.69%         20.04%        14.73%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES C (MONEY MARKET SERIES)
August 15, 1999

TO OUR CONTRACTHOLDERS:

Money market funds enjoyed the benefits of higher interest rates in the first half of 1999, unlike most sectors of the fixed income markets. The Money Market Series of SBL Fund gained 2.05% over the six-month period, slightly lagging the 2.21% average return of its Lipper peer group.1

THE SPECTER OF HIGHER INTEREST RATES

The Federal Reserve Board's policy-making arm, the Federal Open Market Committee
(FOMC), elected to raise its short-term interest rate target twenty-five basis points at its June 30 meeting. Fixed income and money market investors had been expecting the increase for some time, however, and rates in short term securities arenas such as the commercial paper markets had been rising for some time in anticipation of the actual event.

After the rate adjustment by the FOMC, most major banks raised their prime lending rates. This was followed immediately by a jump in rates on our holdings such as those issued by the Small Business Administration which bear floating interest rates based on the prime rate. Since the move was at the very end of the first half of the year, the benefits of these increases will now be realized in the months ahead.

INCREASING DIVERSIFICATION TO ADD YIELD

The portfolio holdings currently consist of over 17% in federal agency discount securities, nearly 6% in funding agreements, and 8% in SBA issues. Commercial paper still makes up the greatest portion of assets at 60%, but has been reduced from prior months' size in order to gain the higher yields the other sectors offer. U.S. government issues are about 9% of assets. All commercial paper and funding agreements now in the portfolio bear the highest ratings issued by major rating agencies.

The average maturity of portfolio holdings, at 66 days, is slightly longer than the peer group average of 57 days. As interest rates began to rise in the early months of 1999, rates on longer maturities--those in the six to nine month range--were generally the most attractive. Over time, as shorter rates catch up with the longer ones, the maturity structure will shorten correspondingly.

                                  PERFORMANCE
                          AVERAGE ANNUAL TOTAL RETURN
                              as of June 30, 1999(1)

                      1 YEAR        5 YEARS       10 YEARS
                      ------        -------       --------
     Series C          4.64%          5.01%         5.02%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost

THE POSSIBILITY OF MORE RATE INCREASES AHEAD

Federal Reserve Chairman Alan Greenspan has indicated his preference for economic growth to be in the 3% range, rather than the 4%-plus levels of the past several quarters. If he and the Federal Open Market Committee believe growth is continuing at levels that will prompt a return of inflation, they could increase rates again in coming months. Although most sectors of the fixed income markets would respond negatively to such a move, money market funds would continue to benefit. We will watch market changes carefully, and adjust portfolio holdings accordingly.

Fixed Income Team

1 Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     An investment in Series C is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and does not attempt to maintain a stable net asset value at $1.00 per share.

SERIES D (WORLDWIDE EQUITY SERIES)
August 15, 1999

                            [OPPENHEIMER FUNDS LOGO]
                       SUBADVISOR, OPPENHEIMERFUNDS, INC.
                      PORTFOLIO MANAGER, WILLIAM L. WILBY

[PICTURE OF WILLIAM L. WILBY]
William L. Wilby
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Worldwide Equity Series of SBL Fund performed reasonably well over the six month period ended June 30, 1999, considering our emphasis on Europe which represented a substantial percentage of our portfolio. The Series returned 11.47% for the period, matching the Lipper peer group average of 11.47% and outperforming the benchmark Morgan Stanley Capital International World Index return of 7.90%.(1)

A WEAK PERIOD FOR EUROPEAN MARKETS

Over the past six months European economic statistics showed a slowdown in the industrial sector, which caused some investors to lose confidence in the region's potential for growth. We believed, however, that these statistics were inconclusive as they failed to reflect income growth in Europe's robust consumer sector.

The region also faced difficulties with the launch of the euro, partly because of this lack of confidence in European growth and partly because of negative reaction to the economic policies of the new German government and its finance minister, Oskar Lafontaine. However, disagreements over policy led to Lafontaine's resignation in March 1999, which shifted the balance in German politics back toward the center. As a result, investor confidence began to rebound.

BUT EUROPE REMAINS ATTRACTIVE FOR INVESTMENT

Despite these difficulties, we continued to view Europe as the most attractive of international investment arenas during the period. From a macroeconomic perspective, the advent of the euro has created a broad and deep capital market for corporate debt that is allowing a wave of cross border mergers and acquisitions. At the same time, Germany's move back toward the political center and the European central bank's apparent independence from national politics have improved investor confidence and created a more favorable market environment.

Additionally, several European companies have established positions of global leadership in important areas of technology. Others have undergone U.S.-style corporate restructuring to sharpen their competitive edge. The work force is very well educated, and the region's relatively wealthy, aging population has created growing demand in the health care and financial sectors. All these factors have opened a wide range of opportunities for European companies, especially those benefiting from technology leadership or effective internal restructuring, as well as those positioned to benefit from the continent's changing demographics.

ASIA STILL FACES DIFFICULTIES, BUT LATIN AMERICA IMPROVES

Although Asian markets recovered substantially during the period from their mid-1998 lows, the region continued to face considerable economic difficulties. Massive debt, low levels of corporate profitability and Japan's lingering recession led us to cap our Asian exposure at 10% of the portfolio.

On the other hand, Latin America offered a somewhat more hospitable investment environment over the six months. The region's markets performed well despite a decline in January precipitated by a currency devaluation in Brazil, the region's largest economy. Although we believe Brazil's economy must undergo additional fundamental reforms, many Brazilian companies feature solid management teams and desirable products. In addition, while other Latin American markets were negatively affected by Brazil's problems, many of the region's economies remained fundamentally sound.

SERIES D (WORLDWIDE EQUITY SERIES)
August 15, 1999

OUR STRATEGY FOR PORTFOLIO MANAGEMENT

With regard to our strategy for managing the portfolio, we have focused on our four investment theme areas: Mass Affluence, New Technologies, Restructuring, and Aging. In the technology sector we took advantage of foreign leadership in the areas of cellular telephony and digital media. In addition to our holdings among various cellular service providers, the Series benefited from investments in the leading British and European satellite networks. Our largest position is in the U.S. company QualcomM, Inc., which owns a large patent portfolio on the Digital Cellular Telephony Standard known as CDMA, which will be used in all third generation wireless systems.

Looking ahead, our view of the world's markets remains largely unchanged: generally negative with regard to Asia, cautious with regard to Latin America, and positive with regard to Europe. We also believe that the U.S. economy remains fundamentally strong. In our opinion, the portfolio is well positioned to benefit from global growth. We remain dedicated to our disciplined approach of participating in that growth while striving to cushion the effects of global volatility.

William L. Wilby
Portfolio Manager

1 Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                                  PERFORMANCE
                             TOP 5 EQUITY HOLDINGS

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------

QUALCOMM, Inc. .......................................................      8.7%

Porsche AG ...........................................................      3.0%

Canal Plus ...........................................................      2.8%

Volkswagen AG ........................................................      2.6%

National Semiconductor Corporation ...................................      2.4%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1999(1)

                      1 YEAR        5 YEARS       10 YEARS
                      ------        -------       --------
     Series D         17.95%         13.18%         6.84%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES E (HIGH GRADE INCOME SERIES)
August 15, 1999

[PICTURE OF STEVEN M. BOWSER]
Steven M. Bowser
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The first six months of 1999 have been difficult for fixed income investors. The High Grade Income Series returned -2.94% over the period, underperforming its Lipper peer group average return of -2.20%.1 The benchmark Lehman Brothers Corporate Bond Index lost 2.26% in the same time period.

FEBRUARY THE WORST MONTH

February of 1999 was the worst single month for the bond markets since 1990. The bellwether thirty-year Treasury bond fell 7.2% in that month alone. The continuing strength in the U.S. economy, combined with signs of recovery in the global economies and higher prices in commodities such as oil, copper, and aluminum, kept bond investors speculating that the Federal Reserve's policy-making Open Market Committee would be forced to raise interest rates. Investors believed such a rate hike would be necessary to keep inflation from reemerging.

Other sectors of the fixed income markets have suffered along with Treasury issues, but to a lesser extent. While the thirty-year Treasury bond fell 10.5% over the six months, the Lehman Brothers Corporate Bond Index as noted above only dropped 2.26% and the corresponding Federal agency index lost 1.29%.

MORTGAGE-BACKED BONDS AND HIGH YIELD ISSUES HAVE DONE WELL DESPITE RISING RATES

Our mortgage-backed securities, primarily issued by home-lending agencies Fannie Mae and Freddie Mac, have served us well in this negative interest rate environment. Rising rates generally favor these securities, as homeowners are less likely to refinance their mortgages (and thus cause these securities to be prematurely repaid) if rates are going up.

Our high yield bonds have also helped minimize the negative market impact on overall portfolio return. Telecommunications issues such as Century Communications Corporation and Comcast Corporation have gained because of the potential for mergers and acquisitions in the sector as a whole. Gaming issues such as MGM Grand, Inc. and Mirage Resorts, Inc. have been the exception, still suffering from weaker revenues as a result of global economic crises, which keep players away from the tables.

HEAVY SUPPLY ALSO HURTS PRICES

An abundance of new bond issues coming to market has swelled supply, which also keeps prices from rising. Ford Motor Company's record-setting $8.6 billion issue, as well as mega-sized deals from AT&T Corporation and MCI WorldCom, Inc. have joined others in taking advantage of historically low corporate bond yields. Although these issues have been well received, they nonetheless put supply pressure on the markets.

WHAT'S AHEAD FOR BONDS

Although the Federal Reserve's Open Market Committee raised its short-term interest rate target by twenty-five basis points at the June 30 meeting, the fear of still-higher rates has not left bond investors. Chairman Alan Greenspan has stated his wishes for economic growth to slow to about 3%, which hasn't happened yet. We expect volatility to stay in the fixed income markets through the summer, although we believe interest rates won't move far in either direction from their current levels for the next few months.

SERIES E (HIGH GRADE INCOME SERIES)
August 15, 1999

We plan to make use of instruments such as mortgage-backed securities, Federal agency issues, and corporate bonds which trade at a spread over Treasury bond rates to attempt to stabilize portfolio performance. We will continue to monitor economic conditions and adjust portfolio duration as necessary if the environment changes.

Steven M. Bowser
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                  PERFORMANCE
                                   ASSET MIX

Cash & Equivalents .........................................             4.0%
U.S. Government & Agencies .................................            19.1%
Mortgage Backed Securities .................................             2.0%
Corporate Bonds ............................................            74.9%

*At June 30, 1999

                       AVERAGE ANNUAL TOTAL RETURN AS OF
                                 JUNE 30, 1999(1)

                      1 YEAR        5 YEARS       10 YEARS
                      ------        -------       --------
     Series D          0.96%          6.42%         6.97%

1 Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES H (ENHANCED INDEX SERIES)
August 15, 1999

                            [BANKERS TRUST LOGO]

TO OUR CONTRACTHOLDERS:

Bankers Trust Company is pleased to have been selected as the subadvisor for the Enhanced Index Series, which joined the SBL Fund family on May 3, 1999. The core portfolio is designed to contain at least 80% of the companies represented in the Standard and Poor's 500 Stock Index. Through the use of Bankers Trust's proprietary screening process we will select approximately one-fourth of these core stocks which in our view have above-average potential for appreciation in the coming months, and another one-fourth with less-than-average potential. We will overweight or underweight these stocks accordingly, with the goal of adding extra value above the return of the S&P 500 stock index itself.

THE SCREENS WE USE

We plan to overweight a stock in the portfolio relative to its weighting in the benchmark index when one or more of the following shows up on our screens: the company reports a positive earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to the S&P Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment), or the stock's price shows significant value based on options pricing techniques.

Conversely, we consider underweighting a stock if there is a negative earnings surprise, if the company issues a seasoned equity offering (as opposed to an initial public offering of stock), or if financials show downward momentum. If none of these positive or negative screens applies, we will generally hold a neutral position in the stock.

PERFORMANCE OF THE S&P 500 INDEX IN THE FIRST HALF

The S&P 500 Stock Index advanced in the first half of the year, closing above the 1300 mark late in the first quarter. Index returns in January and February were weaker due to underperformance in growth oriented stocks. Positive earnings surprises and a rotation into cyclical stocks led to stronger returns in the second quarter in sectors that had been out of favor. Technology stocks pushed large growth stocks back on top for the month of June. The best performing sectors year to date include technology, basic materials, and energy. Weaker sectors were utilities, health care, and consumer staples.

SERIES H (ENHANCED INDEX SERIES)
August 15, 1999

OUR VIEW OF THE MONTHS AHEAD

Going forward, we expect continued strong growth and some pickup in inflation to prompt a modest degree of Federal Reserve tightening in addition to the 25 basis point interest rate increase in the Fed's target Fed Funds rate announced at the end of June. This backdrop might temper the equity markets' enthusiasm a bit, but a serious correction is unlikely in our view unless the economy really overheats, provoking aggressive Fed tightening and imperiling the expansion.

Bankers Trust Company
Enhanced Index Team

                                   PERFORMANCE
                             TOP 5 EQUITY HOLDINGS*

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
Microsoft Corporation ...............................................       3.2%

General Electric Company ............................................       2.5%

International Business Machines Corporation .........................       1.8%

Wal-Mart Stores, Inc. ...............................................       1.6%

Lucent Technologies, Inc. ...........................................       1.6%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1999(1)

                                       SINCE INCEPTION
                                           (5-3-99)
                                       ---------------
                        Series H                 3.30%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 3, 1999, (date of inception) to June 30, 1999 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES I (INTERNATIONAL SERIES)
August 15, 1999

                              [BANKERS TRUST LOGO]

[PICTURE OF MICHAEL LEVY]
Michael Levy
Portfolio Manager

[PICTURE OF ROBERT REINER]
Robert Reiner
Portfolio Manager

[PICTURE OF JULIE WANG]
Julie Wang
Portfolio Manager

TO OUR CONTRACTHOLDERS:

Bankers Trust Company is pleased to have been selected as the subadvisor for the International Series of SBL Fund. The Series began operations May 3, 1999. The portfolio managers will seek high quality, undervalued midcap and large cap stocks of foreign issuers, both in developed and underdeveloped countries. The managers will employ a bottom-up stock selection process, looking first at individual companies. After attractively-valued, inefficiently priced issues are chosen, the political and economic conditions of the country in which the issuing company is located will be taken into consideration.

BUILDING OUR JAPANESE POSITION

We are building up our Japanese holdings by adding companies exposed to the global economic recovery. We are underweight in Japan relative to the Morgan Stanley EAFE index, however, as we are concerned about the economy falling back into a recession later in the year. Despite this concern we believe growth in the short- to medium-term is likely to surprise on the upside. In Japan we hold globally competitive companies that are geared to benefit from world growth, as well as defensive domestic names.

STRONG RECOVERY EXPECTED IN EUROPEAN EARNINGS

A combination of weak currency and low interest rates is likely to drive a strong recovery in European companies' earnings over the next several quarters. The benefits of restructurings of the past few years will come through as economic growth picks up. Valuations are much more attractive than in the U.S. or Japan. Consumer confidence is high, while business sentiment is showing signs of turning up. Mergers and acquisitions are proceeding at a record pace. As economic and earnings growth become more visible, we expect the market will start rewarding the value in European stocks.

OTHER PARTS OF THE GLOBE

We are adding to our Asia exposure via South Korea, Indonesia and Hong Kong, while lowering our Australia weighting. The recovery process is in place for the Pacific Rim region despite the increase in U.S. interest rates. Earnings and economic growth estimate revisions continue to trend positively, and domestic liquidity conditions are still supportive.

Emerging markets are susceptible to corrections given the strong performance to date, but should fare relatively well versus developed markets given the recovery and restructuring potentials. Latin America is facing political and fiscal headwinds. Emerging Europe will continue to be affected by western Europe's economic outlook. At this point we believe markets that have further room for local rate cuts, like Indonesia, Malaysia, Thailand, and South Africa, will outperform.

Michael Levy, Robert Reiner, and Julie Wang
Portfolio Managers

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

SERIES I (INTERNATIONAL SERIES)
August 15, 1999

                                  PERFORMANCE
                             TOP 5 EQUITY HOLDINGS*

                                                                     % OF
                                                                   NET ASSETS
                                                                   ----------

Nortel Networks Corporation .......................................      2.4%

Total Fina S.A. (Cl.B) ............................................      1.7%

Fujitsu, Ltd. .....................................................      1.5%

Canal Plus ........................................................      1.5%

Telecom Italia SpA ................................................      1.4%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1999(1)

                                       SINCE INCEPTION
                                          (5-3-99)
                                       ---------------
                    Series I                   (2.30%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return has been calculated from May 3, 1999 (date of inception) to June 30, 1999 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES J (MID CAP SERIES)
August 15, 1999

[PICTURE OF JAMES P. SCHIER]
James P. Schier
Portfolio Manager

The Mid Cap Series (formerly the Emerging Growth Series) of SBL Fund had a strong first half of 1999, advancing 15.66% compared with its Lipper peer group average of 13.00%(1). The benchmark S&P Midcap 400 Stock Index rose just 6.22% over the period.

FAVORABLE PERFORMANCE FROM TECHNOLOGY, CONSUMER CYCLICALS, AND ENERGY

Our overweighting in the technology sector, 38% in the portfolio versus 18% in the benchmark index, served us very well in a technology-led market advance. Additionally, our individual stock selection in this group was very favorable. Electronic component manufacturer Sawtek, Inc. rose nearly 150% over the six months, fiber optics producer Uniphase Corporation climbed 137%, and software maker Aspect Development, Inc., which we bought after a sharp selloff, jumped nearly 90% after our purchase. Other holdings in the portfolio which gained less spectacularly, but still increased over 50% each, included Comverse Technology, Inc., Safeguard Scientifics, Inc., and Veritas Software Corporation.

Our stock selection in the consumer cyclicals field also contributed positively. Mandalay Resort Group, owner of Nevada properties including Mandalay Bay, Circus Circus, Excalibur, and others, gained nearly 90% in the first half of 1999 after losing ground through most of 1998 because of weak revenues.

The energy sector experienced a substantial recovery as oil prices, which had fallen to lows near $10 per barrel, moved up sharply to nearly $20 after OPEC countries agreed to cut back production. Our weighting in the portfolio, nearly twice that of the benchmark index weighting, proved beneficial. We preferred gas-related exploration and production companies as well as some oil service companies, including Apache Corporation, Anadarko Petroleum Corporation, Burlington Resources Inc., and Tesoro Petroleum Corporation.

A FEW NEGATIVES AMID THE GOOD RESULTS

Performance was held back by weakness of two of our capital goods stocks. Maxwell Technologies, Inc. (classified in the benchmark as a capital goods company despite its technology-related nature) fell nearly 39% and catalytic technology developer Catalytica, Inc. lost 22%, with no apparent news precipitating either downslide.

Our overweighting in the health care sector also hurt in a period when fears of legislative changes cast a pall on the industry. Certain segments of the industry are still reeling from legislation enacted in past sessions of Congress which changed the system of reimbursements for medical services rendered.

SERIES J (MID CAP SERIES)
August 15, 1999

NO MAJOR CHANGES PLANNED FOR THE SECOND HALF

The broadening of the markets which occurred in the first half of 1999 has reduced the number of undervalued sectors, and hence the number of buying opportunities. We took advantage of selloffs in the the energy sector in late February and in the software and computer services portions of the technology sector during its pullback in April to add to those portions of the portfolio. Now we plan to monitor current holdings until another such buying opportunity arises.

James P. Schier
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                  PERFORMANCE
                             TOP 5 EQUITY HOLDINGS*

                                                                        % OF
                                                                      NET ASSETS
                                                                      ----------
Comverse Technology, Inc. ............................................     7.9%

Rational Software Corporation ........................................     4.3%

AFLAC, Inc. ..........................................................     3.5%

Mylan Laboratories, Inc. .............................................     3.2%

Apache Corporation ...................................................     2.7%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF JUNE 30, 1999(1)

                                                   SINCE
                                                  INCEPTION
                      1 YEAR        5 YEARS       (10-1-92)
                      ------        -------       ---------
     Series J         25.34%         20.71%          18.28%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES K (GLOBAL STRATEGIC INCOME SERIES)
August 15, 1999

                          [WELLINGTON MANAGEMENT LOGO]
                 MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

[PICTURE OF L.T. HILL]
L.T. Hill
Portfolio Manager

TO OUR CONTRACTHOLDERS:

Wellington Management Company, LLP commenced portfolio management responsibilities for the Global Strategic Income Series of SBL Fund, formerly the Global Aggressive Bond Series, on March 30, 1999. Wellington Management is one of America's oldest and largest independent investment management firms, tracing its origin to 1928. The exclusive focus of the firm is on the investment management of portfolios for variable annuities, mutual funds, corporate and public retirement plans, insurance entities, endowments, and investment partnerships. Wellington Management is responsible for over $200 billion in client assets, of which approximately $90 billion is invested in fixed income and money market securities.

AN INTRODUCTION TO THE PORTFOLIO MANAGER

The portfolio is managed by L.T. Hill, Vice President at Wellington Management. L.T. is a fixed income portfolio manager whose clients include public funds, endowments, and corporate pension plans. He is the Chair of the firm's Core Bond Strategy Group and a member of the Strategic Total Return Strategy Group. L.T. holds a BA in Economics and Political Science from Yale University (1983), and received an MBA from Columbia Business School in 1993.

THE OBJECTIVE OF THE SERIES

The objective of the SBL Global Strategic Income Fund is to provide high current income through investments in a portfolio of fixed income securities including high quality bonds, mortgage-related securities, high yield issues and other types of primarily fixed income securities.

PORTFOLIO COMPOSITION AT JUNE 30

As of June 30, 1999, the portfolio was invested 15% in U.S. high grade bonds, 20% in non-U.S. investment grade bonds, 35% in U.S. high yield bonds, and 30% in emerging market bonds. This positioning reflects our belief that high yield and emerging market debt issues are currently attractive relative to U.S. Treasury securities, based on yield considerations and total return potential. We see particular value in the external debt of Brazil and Mexico and the local currency debt of Poland.

SERIES K (GLOBAL STRATEGIC INCOME SERIES)
August 15, 1999

The duration of the portfolio, a measure of its sensitivity to interest rate fluctuations, is currently slightly below that of its benchmark. This reflects our view that strengthening overseas economies, resurgent commodity prices, continued U.S. consumption growth and a hawkish tone from the Fed point in the direction of somewhat higher U.S. interest rates over the coming months.

We are pleased to be managing the Global Strategic Income Series of SBL Fund, and look forward to future communications with you regarding your portfolio.

L.T. Hill
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                              SHAREHOLDERS MEETING

A special meeting of the shareholders of Series K was held on May 14, 1999. At this meeting the following matter was voted on by the shareholders:

o A new sub-advisory contract between Security Management Company, LLC and Wellington Management Company, LLP was voted on. The total number of eligible votes were 1,275,870. The result of the votes were 1,233,120 in favor and 42,750 votes against and no absentions.

                                  PERFORMANCE
                                TOP 5 COUNTRIES*

                                                                        % OF
                                                                      NET ASSETS
                                                                      ----------

United States ...........................................                  57.4%

Brazil ..................................................                   7.6%

France ..................................................                   6.5%

Mexico ..................................................                   6.2%

Argentina ...............................................                   6.2%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1999(1)

                                                   SINCE
                                                  INCEPTION
                      1 YEAR                       (6-1-95)
                      ------                      ---------
     Series K          0.64%                          7.47%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES M (GLOBAL TOTAL RETURN SERIES)
August 15, 1999

                          [WELLINGTON MANAGEMENT LOGO]
                 MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

[PICTURE OF DAVID J. GOERZ, III]
David J. Goerz, III
Portfolio Manager

TO OUR CONTRACTHOLDERS:

Wellington Management Company, LLP commenced portfolio management responsibilities for the Global Total Return Series of SBL Fund, formerly the Specialized Asset Allocation Series, on May 1, 1999. Wellington Management is one of America's oldest and largest independent investment management firms, tracing its origin to 1928. The exclusive focus of the firm is on the investment management of portfolios for variable annuities, mutual funds, corporate and public retirement plans, insurance entities, endowments, and investment partnerships. Wellington Management is responsible for over $200 billion in client assets.

AN INTRODUCTION TO THE PORTFOLIO MANAGER

The portfolio is managed by David J. Goerz, III, Vice President at Wellington Management. David heads up the firm's Tactical Asset Allocation research as a member of the Quantitative Research Group. Using a variety of quantitative modeling tools, he develops and implements tactical asset allocation strategies which benefit many of the firm's U.S. and global accounts. David received his BS in Applied Mathematics from the University of California, Los Angeles in 1986 and his MS in Operations Research from Stanford University in 1990.

THE OBJECTIVE OF THE SERIES

The objective of the SBL Global Total Return Series is high long-term total return through investment in a portfolio of global equity and fixed income securities. The portfolio offers investors participation in multiple asset classes around the world, including stocks, bonds and cash, which are rebalanced periodically by the portfolio manager based on investment conditions and Wellington Management's outlook. As of June 30 the portfolio was invested 78.7% in global equities, with an overweight position in continental European equities, and an underweight in the Pacific Basin. The portfolio is invested 20.5% in bonds, with an overweight position in U.S. Treasury issues and an underweight in Japanese bonds. The portfolio holds a modest allocation to cash.

SERIES M (GLOBAL TOTAL RETURN SERIES)
August 15, 1999

OUR OUTLOOK FOR GLOBAL MARKETS

The portfolio's positioning reflects our view that fundamentals, such as global economic expansion combined with low inflation, remain attractive for global equities. Rising bond yields have increased the attractiveness of many global bond markets, particularly in the U.S., where long Treasury bond yields soared above 6% in spite of low inflation estimates for the foreseeable future. Given the relatively equivalent outlook for global stocks and bonds, the portfolio has an asset allocation similar to its benchmark of 80% global equities and 20% global bonds. We expect European countries to reap the benefits of a weaker currency, relatively improving valuations, and lower interest rates. We plan to continue emphasizing the equities of this region in the months ahead.

We are pleased to be managing the Global Total Return Series of SBL Fund, and look forward to future communications with you regarding your portfolio.

David J. Goerz, III
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                              SHAREHOLDERS MEETING

A special meeting of the shareholders of Series M was held on May 14 1999. At this meeting the following matter was voted on by the shareholders:

o A new sub-advisory contract between Security Management Company, LLC and Wellington Management Company, LLP was voted on. The total number of eligible votes were 3,698,681. The result of the votes were 3,272,277 in favor and 426,404 votes against and absentions.

                                  PERFORMANCE
                             TOP 5 EQUITY HOLDINGS*

                                                                        % OF
                                                                      NET ASSETS
                                                                      ----------
Microsoft Corporation ................................................      2.9%

International Business Machines Corporation ..........................      1.9%

Wal-Mart Stores, Inc. ................................................      1.9%

Hitachi, Ltd. ........................................................      1.7%

SmithKline Beecham PLC ADR ...........................................      1.7%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF JUNE 30, 1999(1)

                                                   SINCE
                                                  INCEPTION
                      1 YEAR                       (6-1-95)
                      ------                      ---------
     Series M          8.14%                         11.48%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES N (MANAGED ASSET ALLOCATION SERIES)
August 15, 1999

                              [T. ROWE PRICE LOGO]
                   SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
                         PORTFOLIO MANAGER, NED NOTZON

[PICTURE OF EDMUND M. NOTZON]
Edmund M. Notzon
Portfolio Manager

TO OUR CONTRACTHOLDERS:

Large-cap U.S. stocks extended their surprisingly long and powerful winning streak, closing the first half of 1999 at record levels despite a significant rise in long term interest rates and a rate hike by the Federal Reserve Bank. The second quarter witnessed a dramatic rotation in the market, however, as highly cyclical stocks and small-cap companies finally joined the rally. The S&P 500 Stock Index rose 12.38% during the period. Bond market performance was poor. U.S. Treasury a investment grade corporate bonds fell as their yields rose, while high yield bonds held up better. European stocks were held back by weak economies and a weak euro, while Latin American and Asian stocks posted outstanding gains.

PERFORMANCE IN THE FIRST HALF

The Managed Asset Allocation Series gained 5.19% in the first half, trailing the 6.07% average of our Lipper peer group.1 Our blended benchmark, which consists of 60% S&P 500 Stock Index and 40% Lehman Brothers Government/Corporate Bond Index, gained 6.36% over the period. The Series' returns were limited by our defensive posture, as we were overweight in bonds (42% of the portfolio), and by our emphasis on Europe within the equity component (about 15% of the portfolio's assets are invested overseas). Our overweighting in high yield bonds within the fixed income segment of the portfolio was positive.

OUR EXPECTATIONS FOR THE COMING SIX MONTHS

We still expect the U.S. economy to slow over the next six to twelve months, though growth and corporate profits are likely to remain healthy. The Federal Reserve Bank stands ready to raise short-term interest rates again, though only if growth continues at an unsustainable pace. The powerful rebound in emerging markets and Japan has come mostly in anticipation of genuine economic recovery. We remain more optimistic on Europe as we view the fundamental backdrop from a shareholder perspective quite positively.

SERIES N (MANAGED ASSET ALLOCATION SERIES)
August 15, 1999

The recent broadening of participation in the U.S. stock market rally is encouraging, but we remain wary of the high valuations and volatility in the equity markets. Taken together, these observations support our decision to overweight bonds and international stocks, especially in Europe. Within the fixed income component, however, we plan to shift some assets out of high yield bonds and into higher quality sectors. With the Year 2000 approaching and all the attendant uncertainties, lower-rated bonds are expected to experience some selling pressure.

Edmund M. Notzon
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                                  PERFORMANCE
                             TOP 5 EQUITY SECTORS*

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
Technology ................................................                10.3%

Financial .................................................                 7.5%

Consumer Staples ..........................................                 5.8%

Health Care ...............................................                 5.0%

Communication Services ....................................                 4.9%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF JUNE 30, 1999(1)

                                                   SINCE
                                                  INCEPTION
                      1 YEAR                       (6-1-95)
                      ------                      ---------
     Series N         11.97%                         15.26%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES O (EQUITY INCOME SERIES)
August 15, 1999

                              [T. ROWE PRICE LOGO]
                   SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
                         PORTFOLIO MANAGER, BRIAN C. ROGERS

[PICTURE OF BRIAN C. ROGERS]
Brian C. Rogers
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The broad stock market and the Equity Income Series both advanced strongly during the first half of 1999. Continued corporate earnings growth and a healthier global outlook, particularly among some of last year's weaker economies, combined to offset the increase in interest rates we witnessed over the last six months. Good overall economic news, high investor confidence, and trust in the Federal Reserve Bank's ability to take the proper preemptive action against potentially higher inflation provided solid support for equities. The Series posted a gain of 11.98%, ahead of its Lipper peer group average of 10.66%.(1)

CYCLICAL AND COMMODITY-ORIENTED STOCKS FINALLY GAIN FAVOR

Companies with exposure to the cyclical nature of the economy or to commodities suddenly sprang to life during the past six months. Stocks that recently did well, such as Tyco International, Ltd. and AT&T Corporation, had been successful for the portfolio over the last several years, and we sold all or part of these positions when their prices rose to levels at which their valuations seemed overly high. Our largest sale in the first half was electronic connector manufacturer AMP, Inc., which was acquired by Tyco at a substantial premium to our average cost.

Shares of cyclical companies with a large degree of exposure to economic cycles, such as paper products company Georgia-Pacific Group, also advanced to levels where we felt the upside potential was somewhat limited. We eliminated that position and used the proceeds to take advantage of new investment opportunities.

ADDITIONS TO THE PORTFOLIO

Among these new investments are Lockheed Martin Corporation, Campbell Soup Company, Hershey Foods Corporation, Honeywell, Inc., paper products company Fort James Corporation, and pharmaceutical manufacturer Merck & Company, Inc. We believe all of these companies are successful enterprises that have hit temporary stumbling blocks. Their share prices have plummeted to attractive levels in our view, and their managements are working vigorously to improve earnings performance. In the case of Honeywell, we benefited more quickly than we anticipated when AlliedSignal, Inc. announced its intention in June to acquire Honeywell at a significant premium to our purchase price.

SERIES O (EQUITY INCOME SERIES)
August 15, 1999

OUR OUTLOOK FOR THE SECOND HALF OF 1999

So far this year we are pleasantly surprised by the durability of the stock market's strength and resilience, particularly in the face of rising interest rates. We believe it will be difficult, but not impossible, for stocks to post such robust returns in the second half of 1999. Given historically high stock valuations and unrealistic investor expectations, we would not be surprised to see a bit of turbulence ahead. Nevertheless, whatever happens over the short term, we expect our investment approach to remain constant. We will continue to emphasize investments in sound companies that may be out of favor in the short run but offer an attractive combination of good upside potential and relatively limited downside risk.

Brian C. Rogers
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                  PERFORMANCE
                             TOP 5 EQUITY HOLDINGS*
                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
SBC Communications, Inc. .............................................      2.2%

Alltel Corporation ...................................................      1.9%

Mellon Bank Corporation ..............................................      1.8%

BP Amoco PLC ADR .....................................................      1.7%

Exxon Corporation ....................................................      1.6%

*At June 30, 1999

                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF JUNE 30, 1999(1)

                                                   SINCE
                                                  INCEPTION
                      1 YEAR                       (6-1-95)
                      ------                      ---------
     Series O         14.92%                         21.33%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES P (HIGH YIELD SERIES)
August 15, 1999

[PICTURE OF DAVID ESHNAUR]
David Eshnaur
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The first half of 1999 proved difficult for the fixed income markets. High yield securities were the best performers in the bond universe, generating positive returns in a period when most fixed income sectors lost ground. The High Yield Series of SBL Fund returned +1.37% over the six months, lagging its Lipper peer group average of 2.94% but outperforming the benchmark Lehman Brothers BB Bond Index return of +0.40%.1

POSITIVE PERFORMANCE FROM SEVERAL SECTORS

We experienced strong performance from a number of our bonds in the cable, gaming, and financial sectors of the market, and from our REIT common stock positions. The cable industry is going through a period of consolidation, when companies such as AT&T Corporation and Charter Communications are buying others in order to expand their businesses and improve their profit margins. The speculation surrounding which companies might be candidates for takeovers tends to boost prices securities in the industry. Issues in our portfolio which benefited from this upward price movement include Rogers Communications, Inc., Cablevision Systems Corporation, and Diamond Holdings PLC.

The telecommunications industry is also undergoing consolidation, and is seeing usage rising as cellular telephone popularity rises and as households and businesses add additional lines for computer use. We have experienced favorable price changes in our holdings of bonds issued by RCN Corporation, Pacific West Telecommunications, Inc., MJD Communications Inc., and Mexican telecommunications company Satelites Mexicanos SA.

FINANCIALS AND REAL ESTATE INVESTMENT TRUSTS GAINED ON HIGHER RATES

The Real Estate Investment Trust (REIT) sector was one of 1998's poorest performers when interest rates fell sharply. Dividend yields on these common stocks were pushed up close to the 7% level as prices weakened, creating an attractive buying opportunity. The REITs we hold in the portfolio are primarily involved with business properties and have gained not only from rising interest rates, which help cash flows, but from a slowdown in new industrial construction activity in recent months.

Financial holdings have performed well also as higher interest rates boost their income streams. Our bonds issued by California Federal Bank and CB Richard Ellis Services, Inc., a real estate services and mortgage banking provider, were beneficiaries of this favorable climate.

NEGATIVES INCLUDE SECTORS WE DIDN'T OWN

Commodity-based companies were strong performers in the first half. Unfortunately, we were underweighted in industries such as chemical and paper companies, which showed improvement in the second quarter of 1999 as global economies began to improve. We also saw returns lower than some of our peers because we maintain a primary emphasis on higher-quality BB and B rated high yield bonds. During the past six months the lower quality issues in the CC and CCC rating categories have experienced more price appreciation.

SERIES P (HIGH YIELD SERIES)
August 15, 1999

The total return of the portfolio was also hurt by nonpayment of coupon interest on a bond issued by oil exploration and production company Coho Energy, Inc. We continue to hold the bond because our analysis shows that since oil prices have nearly doubled in recent months the assets of the company are more than sufficient to repay debts.

A POSITIVE OUTLOOK FOR THE SECOND HALF

Our outlook remains positive for the high yield bond markets. Many companies which issue high yield debt are reporting better than expected earnings results. We believe interest rates will trade in a narrow range close to current levels in the coming months, and in that sort of rate environment fixed income investors often look to the high yield markets to find additional yield.

David Eshnaur
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                  PERFORMANCE
                       AVERAGE ANNUAL TOTAL RETURN AS OF
                                 JUNE 30, 1999(1)

                                                   SINCE
                                                  INCEPTION
                      1 YEAR                       (8-5-96)
                      ------                      ---------
     Series P          2.60%                          9.33%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The Investment Manager waived its advisory fee for the period ended June 30,1999, and in the absence of such waiver the performance quoted would be reduced.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES S (SOCIAL AWARENESS SERIES)
August 15, 1999

[PICTURE OF CINDY SHIELDS]
Cindy L. Shields
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Social Awareness Series had a favorable first half of the year, gaining 10.50%, close to the Lipper peer group average increase of 10.84%.1 The benchmark Domini Social Index rose 12.34% for the six month period. The majority of the total return in the Series occurred in the second quarter, when our move to add companies of a more cyclical nature proved to be favorable as signs of improvement in the global economy led investors to recognize the undervalued price levels of some of these stocks.

THREE SECTORS ADDED EXCEPTIONAL VALUE

During the first half we increased our holdings in the basic materials, capital goods, and energy sectors of the markets. These issues were among our best-performing companies during the second quarter of the year. We believed these sectors would be the beneficiaries of a recovering global economy, and that stronger orders from abroad would lead to an improving U.S. manufacturing situation. The only negative was that we didn't add enough in these areas, having underestimated how quickly global improvement would materialize.

In order to stay within the social guidelines for stock selection in the Social Awareness Series we must choose carefully in sectors such as energy and basic materials, using a "best of the industry" approach. Oilfield services provider BJ Services Company gained over 95% in the first half as energy prices nearly doubled. Nalco Chemical Company, which manufactures and markets specialty water purification chemicals and services, jumped 76% when it was acquired by an international corporation. Paper company Mead Corporation rose over 50% as signs of a cyclical recovery in the paper industry emerged.

THE HEALTH CARE INDUSTRY SUFFERS THE PSYCHOLOGICAL IMPACT OF DRUG REIMBURSEMENT

Health care companies have come under pressure from recently enacted as well as pending legislation in Congress. Drug companies have lost value as possibilities of their losing some of their pricing independence have become more likely under legislative proposals. Fortunately, our portfolio was less heavily weighted in drug stocks than some of our competitors. We placed ore emphasis on medical device manufacturers and healthcare service providers.

MCDONALD'S REMAINS AN OUTSTANDING SOCIAL SELECTION

McDonald's Corporation, one of our larger portfolio positions, continues to excel as a socially conscious company. McDonald's makes significant efforts to purchase supplies from and contract with women- and minority-owned businesses. The company has a comprehensive program to promote employment of the disabled and has provided Braille menus in its domestic restaurants. McDonald's sixteen-member Board of Directors includes one woman and three minorities. We are pleased to be able to own stock in companies who put into practice the ideals of socially conscious investors.

SERIES S (SOCIAL AWARENESS SERIES)
August 15, 1999

OUTLOOK FOCUSES ON EARNINGS OF CYCLICAL STOCKS, PRICES OF TECHNOLOGY ISSUES

We believe the outlook for cyclical stocks has improved. Earnings projections for the group have risen, and we believe these strong earnings are not yet fully reflected in their stock prices. We continue to monitor the global economic recovery, because Latin America and China remain volatile spots in the global picture. If Asia should slump again, commodity-based companies and international firms would likely lose value accordingly. We are also carefully watching the impact of Year 2000 concerns on technology stocks, and may see a buying opportunity in that sector if prices drop sharply because of these concerns.

Cindy Shields
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                  PERFORMANCE
                             TOP 5 EQUITY HOLDINGS*

                                                                        % OF
                                                                      NET ASSETS
                                                                      ----------
Microsoft Corporation ................................................      4.4%

Intel Corporation ....................................................      3.1%

Merck & Company, Inc. ................................................      2.7%

AT&T Corporation .....................................................      2.7%

International Business Machines Corporation ..........................      2.7%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1999(1)

                                                    SINCE
                                                  INCEPTION
                      1 YEAR        5 YEARS        (5-1-91)
                      ------        -------       ---------
     Series S         24.42%         22.77%          16.87%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES V (Value Series)
August 15, 1999

[PICTURE OF JAMES P. SCHIER]
James P. Schier
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Value Series of SBL Fund had an exceptionally good first half of 1999, gaining 19.55% compared with the average increase of 11.69% for its Lipper peer group and 13.92% for the benchmark S&P/Barra Value Index.1 The greatest percentage of the gain came in the second quarter of the year, when investors decided to look past the largest of the large cap stocks and found greater values in other segments of the equity markets.

THE BIGGEST GAINERS WERE THE ENERGY AND TECHNOLOGY SECTORS

The greatest contributor to the strong performance of the portfolio was our energy holdings. Although our weighting in the sector was similar to that of the benchmark, excellent stock selection led our energy component to a 41% gain compared with the corresponding index sector's 19% increase.

We realized excellent results from our choices of small independent exploration and production companies as well as from our oil service company holdings. These groups included companies such as BJ Services Company, up 95%, Apache Corporation, which gained 57%, Tesoro Petroleum Corporation, up 22%, and Chieftain International, Inc. which rose 17%.

Our selection of technology stocks also served us well, with three companies leading the group. Comdisco, Inc., a technology services company, gained 78% during the period we owned the stock. Comverse Technology, Inc. maker of computer and telecommunications systems and software for multimedia communications applications, rose 59%, and the stock of JDA Software Group, Inc., an integrated software product provider, climbed 41% after we purchased it.

A FEW NEGATIVES AMID THE STRONG PERFORMERS

Total return was held back by weak performance of our health care stocks. The health care services industry was hurt by Congress's recent balanced budget amendment act, which altered the way service providers were reimbursed. Long term care provider Integrated Health Services, Inc. fell over 60% while Sunrise Medical, Inc., a supplier of medical equipment used by nursing homes, hospitals, and home-care providers, lost 43% during the six months.

SERIES V (VALUE SERIES)
August 15, 1999

TAKEOVERS ALSO ADDED TO TOTAL RETURN

We were helped as well by merger and acquisition activity which has been spurred by the need to streamline companies and improve earnings. Oil exploration and production company YPF Sociedad Anonima, represented in the portfolio by the firm's ADR's, was taken over by Spanish energy company Repsol SA. Diversified manufacturer Raychem Corporation was purchased by Tyco International, Ltd. Security services firm Pinkerton's, Inc. was acquired by international company Securitas AB, and Mercantile Bancorporation, Inc. is being purchased by Firstar Corporation.

SECOND HALF WILL BE MORE DIFFICULT

Because of the sharp runup during the second quarter of 1999 in the value sector of the equity markets, it is more difficult to find good buys in this area. We expect some slowing of price growth in value stocks in the coming months, and will monitor our current holdings during this period of consolidation. We have no immediate plans to make major sector changes in the portfolio, but will watch the markets and adjust as new buying opportunities arise.

James P. Schier
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                  PERFORMANCE
                             TOP 5 EQUITY HOLDINGS*

                                                                        % OF
                                                                      NET ASSETS
                                                                      ----------
Transocean Offshore, Inc. ............................................      2.9%

Apache Corporation ...................................................      2.9%

Tesoro Petroleum Corporation .........................................      2.7%

RailAmerica, Inc. ....................................................      2.7%

Mattel, Inc. .........................................................      2.5%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF JUNE 30, 1999(1)

                                                   SINCE
                                                  INCEPTION
                      1 YEAR                       (5-1-97)
                      ------                      ---------
     Series P         22.16%                         32.16%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES X (SMALL CAP SERIES)
August 15, 1999

                        [STRONG CAPITOL MANAGEMENT LOGO]
                   SUBADVISOR, STRONG CAPITOL MANAGEMENT, INC.
                         PORTFOLIO MANAGER, RONALD C. OGNAR


[PICTURE OF RONALD C. OGNAR]
Ronald C. Ognar
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The year began with a continuation of the fourth quarter's broad rally in the equity markets. Soon, however, positive economic releases prompted a large cap run to new record highs. Investors didn't return in numbers to the midcap and small cap sectors until the second quarter of the year. The Small Cap Series of SBL Fund returned 6.72% during the first six months, lagging the Lipper peer group average of 9.90% and the benchmark Russell 2000 Stock Index's 9.28% gain.1

MARKETS BROADEN TO INCLUDE SMALL CAPS AND MIDCAPS

A change in market leadership from the few large cap names that had been driving the advance unfolded early in the second quarter of 1999. Continued strength in the U.S. economy, along with hints of recovery in global economies, drove this shift in sentiment as investors saw value in small cap and midcap stocks. Heightening fears of impending inflation, however, drove interest rates in the U.S. up through the 6% barrier. Rising interest rates created volatility in many high-growth and high-multiple market sectors such as pharmaceuticals, technology, and consumer growth stocks. But when May economic data showed a benign inflation environment, investors began a quarter-end rally in stocks and bonds, despite indications from the Federal Reserve Bank that they would increase short-term interest rates at their June 30 meeting.

LEGISLATIVE CHANGES HARM THE HEALTH CARE SECTOR

We experienced strong performance during the period from our selections in telecommunications, electronics, computer workstations, and energy. Conversely, our medical supply and health care product stocks suffered as the sector came under pressure from proposed legislative changes to the Medicare system. These two groups, along with commercial service stocks, hindered the performance of the Small Cap Series relative to the benchmark Russell 2000 Index.

FEW MAJOR REALLOCATIONS

Other than a slight decrease in health care exposure, there were no major reallocations among sectors during the period. Technology stocks remain heavily favored in the portfolio. As the Internet grows in depth and scope, e-commerce software enablers and companies involved in the expansion of the Internet infrastructure are likely to prosper. After a difficult 1998 the prospects for leading semiconductor companies are beginning to improve, driven by the rapid build-out of the Internet, the demand for service companies to provide improved transmission capacity (bandwidth), and signs of stabilization in Asian demand.

THE MARKETS LOOK FAVORABLE GOING FORWARD

The market's broader-based advance during the second quarter has healthy implications for the market in the months ahead. Although Year 2000 fears will likely resurface in some form as we approach the new year,

SERIES X (SMALL CAP SERIES)
August 15, 1999

more and more companies are declaring themselves compliant. Demand patterns in technology spending will be impacted, but the questions of how much and to what extent have yet to be answered. We will monitor the situation closely and hope to capitalize on opportunitie when they present themselves.

Ronald C. Ognar
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                  PERFORMANCE
                             TOP 5 EQUITY HOLDINGS*

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
Optical Coating Laboratory, Inc. .....................................      2.5%

Verity, Inc. .........................................................      2.2%

Transwitch Corporation ...............................................      2.2%

ANTEC Corporation ....................................................      2.1%

Computer Network Technology Corporation ..............................      2.0%

*At June 30, 1999

                          Average Annual Total Return
                              as of June 30, 1999(1)

                                                   SINCE
                                                  INCEPTION
                      1 YEAR                     (10-15-97)
                      ------                      ---------
     Series X          9.60%                          7.98%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES Y (SELECT 25 SERIES)
August 15, 1999

[PICTURE OF TERRY MILBERGER]
Terry Milberger
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Select 25 Series joins the SBL Fund with a very successful start. In the two months of its existence since inception May 3, 1999 the Series gained 5.10%, well above the performance of its benchmark index, the S&P 500 Stock Index, which rose 3.06% over the same time period.(1)

HOW THE PORTFOLIO WAS CONSTRUCTED

Stock selection for the Select 25 Series was accomplished through a two-step process. The first step was to determine what segments of the economy we believed had the most growth potential, and the second was to select what we believe to be the premier companies within these segments. We then built a master list of firms which we expected to excel over time, trimming this list to the twenty-five companies which we believed were the best in their respective industries.

We had no specific targets for sector weightings of the stocks. After the final determination of the original twenty-five holdings, the three largest groupings in the resulting portfolio were technology at 31%, health care at 20%, and consumer staples at 20%.

The twenty-five stocks in the portfolio are approximately equally weighted. They are primarily large cap companies, and ones with which we can feel comfortable in all economic environments.

NO CHANGES IN HOLDINGS SINCE INCEPTION

The turnover in the Select 25 Series is expected to be low. In general, we will only sell a stock if we see a significant change in its actual or expected growth rate. We do not use current valuation as a criterion; growth prospects are more important in our choices.

Since the initial construction of the portfolio we have made no changes in the holdings. We are closely monitoring the stocks, and have some moderate concern about only one of the issues at this time. Dell Computer Corporation is heavily dependent on the sale of personal computers, which are rapidly becoming just another commodity. Prices on PC's have fallen sharply and rapidly, and it is difficult to make money on their sales. Dell is a major player in the technology industry, however, and its history as a well-managed company keeps us from being overly concerned about its future.

SERIES Y (SELECT 25 SERIES)
August 15, 1999

A GOOD PERFORMER IN UP MARKETS AND DOWN

As long as larger growth companies continue to carry the major stock indexes to new heights, we believe the Select 25 Series should be an excellent performer. Even when we move to a climate in which midcap and small cap issues outperform large-caps, the companies selected for this portfolio should still hold value because of their long histories of above-average growth. Although we plan to keep turnover at a minimum, we will still be vigilant in our monitoring of the stocks and the markets in our efforts to provide outstanding investment results.

Terry Milberger
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Performance is based on the period since inception and has not been annualized.

                                  PERFORMANCE
                             TOP 5 EQUITY HOLDINGS*
                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
Omnicom Group, Inc. ..................................................      4.1%

Clear Channel Communications, Inc. ...................................      4.0%

Schering-Plough Corporation ..........................................      4.0%

Time Warner, Inc. ....................................................      4.0%

Medtronic, Inc. ......................................................      4.0%

*At June 30, 1999

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1999(1)

                                   Since Inception
                                      (5-3-99)
                                   ---------------
          Series Y                      5.10%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 3, 1999 (date of inception) to June 30, 1999 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES A (GROWTH)

                                                       NUMBER           MARKET
PREFERRED STOCK                                      OF SHARES          VALUE
--------------------------------------------------------------------------------
PUBLISHING - NEWSPAPER - 0.9%
News Corporation, Ltd. ADR                             400,000       $12,625,000

COMMON STOCKS
Banks - Major Regional - 3.1%
Bank of New York Company, Inc.                         400,000        14,675,000
Northern Trust Corporation                             200,000        19,400,000
Wells Fargo Company                                    240,000        10,260,000
                                                                    ------------
                                                                      44,335,000
BANKS - MONEY CENTER - 2.1%
Bank of America Corporation                            180,000        13,196,250
Chase Manhattan Corporation                            200,000        17,325,000
                                                                    ------------
                                                                      30,521,250

BEVERAGES - ALCOHOLIC - 1.6%
Anheuser-Busch Companies, Inc.                         185,000        13,123,438
Seagram Company, Ltd.                                  200,000        10,075,000
                                                                    ------------
                                                                      23,198,438
BROADCAST MEDIA - 1.1%
Chancellor Media Corporation*                          270,000        14,883,750

BUILDING MATERIALS - 0.7%
Masco Corporation                                      365,000        10,539,375

COMMUNICATION EQUIPMENT - 1.0%
Lucent Technologies, Inc.                              210,000        14,161,875

COMPUTER HARDWARE - 2.9%
Compaq Computer Corporation                            250,000         5,921,875
International Business Machines
        Corporation                                    120,000        15,510,000
Sun Microsystems, Inc.*                                290,000        19,973,750
                                                                    ------------
                                                                      41,405,625
COMPUTER-NETWORKING - 1.6%
Cisco Systems, Inc.*                                   345,000        22,187,812

COMPUTER SOFTWARE/SERVICES - 4.6%
BMC Software, Inc.*                                    280,000        15,120,000
Computer Sciences Corporation*                         220,000        15,221,250
Microsoft Corporation*                                 400,000        36,075,000
                                                                    ------------
                                                                      66,416,250
CONSUMER FINANCE - 0.5%
Household International, Inc.                          160,000         7,580,000

DISTRIBUTION - FOOD & HEALTH - 1.1%
Cardinal Health, Inc.                                  250,000        16,031,250

                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.4%
Emerson Electric Company                               180,000       $11,317,500
General Electric Company                               200,000        22,600,000
                                                                    ------------
                                                                      33,917,500
ELECTRONICS - SEMICONDUCTORS - 0.8%
Intel Corporation                                      200,000        11,900,000

ENTERTAINMENT - 1.6%
Time Warner, Inc.                                      130,000         9,360,000
Walt Disney Company                                    450,000        13,865,625
                                                                   -------------
                                                                      23,225,625
FINANCIAL - DIVERSE - 3.3%
American General Corporation                           180,000        13,567,500
Fannie Mae                                             240,000        16,410,000
Freddie Mac                                            300,000        17,400,000
                                                                    ------------
                                                                      47,377,500
FOODS - 1.5%
Bestfoods                                              240,000        11,880,000
ConAgra, Inc.                                          360,000         9,585,000
                                                                    ------------
                                                                      21,465,000
HEALTH CARE - DIVERSE - 4.2%
Abbott Laboratories                                    225,000        10,237,500
American Home Products
        Corporation                                    260,000        14,950,000
Bristol-Myers Squibb Company                           300,000        21,131,250
Johnson & Johnson                                      140,000        13,720,000
                                                                    ------------
                                                                      60,038,750
HOUSEHOLD FURNISHINGS &
        APPLIANCES - 1.0%
Leggett & Platt, Inc.                                  520,000        14,462,500

HOUSEHOLD PRODUCTS - 3.4%
Colgate-Palmolive Company                              130,000        12,837,500
Dial Corporation                                       600,000        22,312,500
Procter & Gamble Company                               150,000        13,387,500
                                                                    ------------
                                                                      48,537,500
INSURANCE - LIFE/HEALTH - 2.0%
Lincoln National Corporation                           300,000        15,693,750
UNUM Corporation                                       225,000        12,318,750
                                                                    ------------
                                                                      28,012,500

INSURANCE - MULTILINE - 2.2%
American International Group, Inc.                     168,750        19,754,297
Hartford Financial Services Group, Inc.                200,000        11,662,500
                                                                    ------------
                                                                      31,416,797
LEISURE TIME PRODUCTS - 0.9%
Hasbro, Inc.                                           450,000        12,571,875

                           35 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES A (GROWTH)(CONTINUED)

                                                       NUMBER           MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------
LODGING - HOTELS - 1.5%
Carnival Corporation (CI. A)                           440,000       $21,340,000

MANUFACTURING - DIVERSIFIED - 6.7%
AlliedSignal, Inc.                                     320,000        20,160,000
Crane Company                                          500,000        15,718,750
Textron, Inc.                                          165,000        13,581,562
Tyco International, Ltd.                               300,000        28,425,000
United Technologies Corporation                        260,000        18,638,750
                                                                    ------------
                                                                      96,524,062
MEDICAL PRODUCTS & SUPPLIES - 3.9%
Baxter International, Inc.                             220,000        13,337,500
Becton, Dickinson & Company                            340,000        10,200,000
Boston Scientific Corporation*                         370,000        16,256,875
Medtronic, Inc.                                        200,000        15,575,000
                                                                    ------------
                                                                      55,369,375
NATURAL GAS - 1.8%
Coastal Corporation                                    340,000        13,600,000
Williams Companies, Inc.                               300,000        12,768,750
                                                                    ------------
                                                                      26,368,750
OFFICE EQUIPMENT & SUPPLIES - 0.9%
Pitney Bowes, Inc.                                     200,000        12,850,000

OIL - INTERNATIONAL - 2.7%
Chevron Corporation                                    120,000        11,422,500
Mobil Corporation                                      160,000        15,840,000
Royal Dutch Petroleum
   Company ADR                                         200,000        12,050,000
                                                                    ------------
                                                                      39,312,500
PHARMACEUTICALS - 4.5%
Elan Corporation PLC ADR*                              400,000        11,100,000
Schering-Plough Corporation                            350,000        18,550,000
SmithKline Beecham PLC ADR                             200,000        13,212,500
Warner-Lambert Company                                 175,000        12,140,625
Watson Pharmaceuticals, Inc.*                          260,000         9,116,250
                                                                    ------------
                                                                      64,119,375
PHOTOGRAPHY/IMAGING - 0.9%
Xerox Corporation                                      220,000        12,993,750

PUBLISHING - 1.1%
McGraw-Hill Companies, Inc.                            280,000        15,102,500

PUBLISHING - NEWSPAPER - 2.0%
Gannett Company, Inc.                                  200,000        14,275,000
Tribune Company                                        170,000        14,811,250
                                                                    ------------
                                                                      29,086,250
RESTAURANTS - 1.0%
McDonald's Corporation                                 350,000        14,459,375

RETAIL - APPAREL - 1.3%
TJX Companies, Inc.                                    540,000        17,988,750

RETAIL - BUILDING SUPPLIES - 0.5%
Lowe's Companies, Inc.                                 125,000         7,085,938

                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 1.0%
Saks, Inc.*                                            500,000       $14,437,500

RETAIL - DRUG STORES - 1.7%
Rite Aid Corporation                                   400,000         9,850,000
Walgreen Company                                       500,000        14,687,500
                                                                   -------------
                                                                      24,537,500
RETAIL - FOOD CHAINS - 3.1%
Albertson's Inc.                                       270,000        13,921,875
Kroger Company*                                        520,000        14,527,500
Safeway, Inc.*                                         320,000        15,840,000
                                                                   -------------
                                                                      44,289,375

RETAIL - GENERAL MERCHANDISE - 1.8%
Dayton Hudson Corporation                              200,000        13,000,000
Wal-Mart Stores, Inc.                                  260,000        12,545,000
                                                                   -------------
                                                                      25,545,000
RETAIL - SPECIALTY - 1.3%
Staples, Inc.*                                         600,000        18,562,500

SERVICES - ADVERTISING/MARKETING - 1.8%
Omnicom Group, Inc.                                    320,000        25,600,000

SERVICES - COMMERCIAL & CONSUMER - 1.8%
Dun & Bradstreet Corporation                           400,000        14,175,000
Viad Corporation                                       380,000        11,756,250
                                                                   -------------
                                                                      25,931,250
SERVICES - COMPUTER SYSTEMS - 0.7%
SunGard Data Systems, Inc.*                            300,000        10,350,000

SERVICES - DATA PROCESSING - 1.7%
Ceridian Corporation*                                  350,000        11,440,625
First Data Corporation                                 250,000        12,234,375
                                                                   -------------
                                                                      23,675,000

TELECOMMUNICATION - CELLULAR - 1.3%
Sprint Corporation (PCS Group)*                        330,000        18,851,250

TELECOMMUNICATION - LONG DISTANCE - 3.7%
AT & T Corporation                                     225,000        12,557,812
MCI WorldCom, Inc.*                                    250,000        21,562,500
Sprint Corporation (FON Group)                         350,000        18,484,375
                                                                   -------------
                                                                      52,604,687
TELEPHONE - 2.1%
GTE Corporation                                        200,000        15,137,500
SBC Communications, Inc.                               250,000        14,500,000
                                                                   -------------
                                                                      29,637,500
WASTE MANAGEMENT - 0.9%
Waste Management, Inc.                                 250,000        13,437,500
                                                                   -------------
        Total common stocks - 95.3%                                1,364,245,859

                           36 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES A (GROWTH)(CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                       NUMBER           MARKET
COMMERCIAL PAPER                                     OF SHARES          VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.0%
Carolina Power & Light Company,
        5.025% - 7-9-99                               $600,000        $  599,330
PHARMACEUTICALS - 0.1%
Schering Corporation,
        5.055% - 7-21-99                            $1,500,000         1,495,788
                                                                   -------------
        Total commercial paper - 0.1%                                  2,095,118
                                                                   -------------

        Total investments - 96.3%                                  1,378,965,977
        Cash and other assets,
          less liabilities - 3.7%                                     53,344,457
                                                                   -------------
        Total net assets - 100.0%                                 $1,432,310,434
                                                                   -------------
SERIES B (GROWTH-INCOME)

CORPORATE BONDS
BANKING - 0.1%
Homeside, Inc., 11.25% - 2003                       $1,335,000      $  1,531,913

FOODS - 0.1%
Foodmaker Corporation,
        9.75% - 2003                                $1,250,000         1,287,500

MEDIA - NONCABLE - 0.1%
Golden Books Publishing, Inc.,
        7.65% - 2002                                $3,500,000         1,426,250

TOBACCO - 0.0%
Standard Commercial Tobacco
Corporation, 8.875% - 2005                            $350,000           287,000
                                                                    ------------
        Total corporate bonds - 0.3%                                   4,532,663

COMMON STOCKS
Aerospace/Defense - 1.7%
Boeing Company                                         500,000        22,093,750

AGRICULTURAL PRODUCTS - 0.5%
Archer-Daniels-Midland Company                         365,000         5,634,688

AUTO PARTS & EQUIPMENT - 1.7%
Dana Corporation                                       160,300         7,383,819
Genuine Parts Company                                  250,000         8,750,000
TRW, Inc.                                              100,000         5,487,500
                                                                    ------------
                                                                      21,621,319

                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
BANKS - MAJOR REGIONAL - 3.8%
Bank One Corporation                                   363,000       $21,621,188
Fleet Financial Group, Inc.                            250,000        11,093,750
KeyCorp                                                400,000        12,850,000
PNC Bank Corporation                                    50,000         2,881,250
                                                                    ------------
                                                                      48,446,188
BANKS - MONEY CENTER - 1.6%
Bank of America Corporation                            150,000        10,996,875
J.P. Morgan & Company, Inc.                             65,000         9,132,500
                                                                    ------------
                                                                      20,129,375
BUILDING MATERIALS - 0.6%
Owens Corning Corporation                              200,000         6,875,000

CHEMICALS - BASIC - 2.1%
E.I. du Pont de Nemours & Company                      100,000         6,831,250
FMC Corporation*                                       150,000        10,246,875
Praxair, Inc.                                          200,000         9,787,500
                                                                    ------------
                                                                      26,865,625
CHEMICALS - SPECIALTY - 0.7%
Minnesota Mining &
Manufacturing Company                                  100,000         8,693,750

COMPUTER HARDWARE - 1.8%
Compaq Computer Corporation                            600,000        14,212,500
Sequent Computer Systems, Inc.*                        500,000         8,875,000
                                                                    ------------
                                                                      23,087,500
COMPUTER SOFTWARE/SERVICES - 0.5%
Autodesk, Inc.                                         200,000         5,912,500

CONTAINERS & PACKAGING - 0.6%
Crown Cork & Seal Company, Inc.                        275,000         7,837,500

DISTRIBUTION - FOOD & HEALTH - 0.5%
SUPERVALU, Inc.                                        250,000         6,421,875

ELECTRIC COMPANIES - 5.3%
Allegheny Energy, Inc.                                 171,000         5,482,688
American Electric Power
Company, Inc.                                          250,000         9,390,625
Carolina Power & Light Company                          68,000         2,911,250
Constellation Energy Group                             250,000         7,406,250
GPU, Inc.                                               76,100         3,210,469
Kansas City Power & Light Company                      303,200         7,731,600
LG&E Energy Corporation                                100,000         2,100,000
Northern States Power Company                          200,000         4,837,500
Potomac Electric Power Company                         100,000         2,943,750
Southern Company                                       210,000         5,565,000
Texas Utilities Company                                375,000        15,468,750
                                                                    ------------
                                                                      67,047,882
ELECTRICAL EQUIPMENT - 1.7%
Emerson Electric Company                               200,000        12,575,000
Hubbell, Inc. (Cl. B)                                  200,000         9,075,000
                                                                    ------------
                                                                      21,650,000

                           37 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES B (GROWTH-INCOME)(CONTINUED)

                                                       NUMBER           MARKET
COMMON STOCKS(CONITNUED)                             OF SHARES          VALUE
--------------------------------------------------------------------------------
ELECTRONICS - DEFENSE - 1.2%
Advanced Micro Devices, Inc.*                          400,000      $  7,225,000
Raytheon Company (Cl. A)                                 9,565           658,789
Raytheon Company (Cl. B)                               100,000         7,037,500
                                                                    ------------
                                                                      14,921,289
ELECTRONICS - DISTRIBUTION - 0.5%
W.W. Grainger, Inc.                                    125,000         6,726,563

ELECTRONICS - SEMICONDUCTOR - 1.0%
National Semiconductor Corporation*                    500,000        12,656,250

ENGINEERING & CONSTRUCTION - 0.2%
Foster Wheeler Corporation                             200,000         2,825,000

ENTERTAINMENT - 1.2%
Walt Disney Company                                    500,000        15,406,250

FINANCIAL - DIVERSE - 2.4%
American General Corporation                           125,000         9,421,875
Fannie Mae                                             300,000        20,512,500
                                                                    ------------
                                                                      29,934,375
FOODS - 3.4%
Bestfoods                                              100,000         4,950,000
Chiquita Brands International, Inc.                    500,000         4,500,000
ConAgra, Inc.                                          400,000        10,650,000
General Mills, Inc.                                    107,000         8,600,125
Tyson Foods, Inc. (Cl. A)                              443,900         9,987,750
Universal Foods Corporation                            200,000         4,225,000
                                                                    ------------
                                                                      42,912,875
GOLD & PRECIOUS METALS MINING - 2.1%
Barrick Gold Corporation                               600,000        11,625,000
Newmont Mining Corporation                             400,000         7,950,000
Placer Dome, Inc.                                      600,000         7,087,500
                                                                    ------------
                                                                      26,662,500
HEALTH CARE - DIVERSE - 0.5%
Abbott Laboratories                                    150,000         6,825,000

HEALTH CARE - LONG TERM CARE - 0.4%
HEALTHSOUTH Corporation*                               300,000         4,481,250

HEALTH CARE - MANAGED CARE - 1.1%
Humana, Inc.*                                          589,500         7,626,656
United Healthcare Corporation                          100,000         6,262,500
                                                                    ------------
                                                                      13,889,156
HOSPITAL MANAGEMENT - 0.6%
Columbia/HCA Healthcare
        Corporation                                    318,400         7,263,500

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.5%
Whirlpool Corporation                                  263,100        19,469,400

HOUSEHOLD PRODUCTS - 0.7%
Kimberly-Clark Corporation                             150,000         8,550,000

INSURANCE - BROKERS - 0.4%
Conseco, Inc.                                          150,000         4,565,625

                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
INSURANCE - LIFE & HEALTH - 1.8%
Aetna, Inc.                                            100,000      $  8,943,750
UNUM Corporation                                       250,000        13,687,500
                                                                    ------------
                                                                      22,631,250
INSURANCE - MULTILINE - 0.7%
Loews Corporation                                      115,700         9,154,762

INSURANCE - PROPERTY & CASUALTY - 2.4%
Chubb Corporation                                      125,000         8,687,500
Safeco Corporation                                     250,000        11,031,250
St. Paul Companies, Inc.                               343,400        10,924,412
                                                                    ------------
                                                                      30,643,162
IRON & STEEL - 0.8%
USX-U.S. Steel Group, Inc.                             400,000        10,800,000

LEISURE TIME PRODUCTS - 0.6%
Callaway Golf Company                                  250,000         3,656,250
Mattel, Inc.                                           150,000         3,965,625
                                                                    ------------
                                                                       7,621,875
LODGING - HOTELS - 0.1%
Hilton Hotels Corporation                              100,000         1,418,750

MACHINERY - DIVERSE - 1.5%
Deere & Company                                        400,000        15,850,000
Milacron, Inc.                                         200,000         3,700,000
                                                                    ------------
                                                                      19,550,000
MANUFACTURING - DIVERSIFIED - 0.9%
Tenneco, Inc.                                          500,000        11,937,500

MEDICAL PRODUCTS & SUPPLIES - 2.7%
Baxter International, Inc.                             200,000        12,125,000
Dentsply International, Inc.                           300,000         8,400,000
St. Jude Medical, Inc.*                                400,000        14,250,000
                                                                    ------------
                                                                      34,775,000
NATURAL GAS - 2.5%
Consolidated Natural Gas Company                       200,000        12,150,000
People's Energy Corporation                            350,000        13,190,625
Sonat, Inc.                                            200,000         6,625,000
                                                                    ------------
                                                                      31,965,625
OIL - DOMESTIC - 1.9%
Atlantic Richfield Company                              75,000         6,267,187
Phillips Petroleum Company                             200,000        10,062,500
USX-Marathon Group                                     250,000         8,140,625
                                                                    ------------
                                                                      24,470,312
OIL - INTERNATIONAL - 4.1%
Royal Dutch Petroleum
        Company ADR                                    596,500        35,939,125
Texaco, Inc.                                           259,100        16,193,750
                                                                    ------------
                                                                      52,132,875

                           38 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES B (GROWTH-INCOME)(CONTINUED)

                                                       NUMBER           MARKET
COMMON STOCKS(CONITNUED)                             OF SHARES          VALUE
--------------------------------------------------------------------------------
OIL & GAS - DRILLING & EQUIPMENT - 3.5%
Halliburton Company                                    421,500       $19,072,875
Schlumberger, Ltd.                                     400,000        25,475,000
                                                                    ------------
                                                                      44,547,875
OIL & GAS - EXPLORATION & PRODUCTION - 3.2%
Apache Corporation                                     216,900         8,459,100
Burlington Resources, Inc.                             245,000        10,596,250
Enron Oil & Gas Company                                500,000        10,125,000
Kerr-McGee Corporation                                 100,000         5,018,750
MCN Energy Group, Inc.                                 300,000         6,318,750
                                                                    ------------
                                                                      40,517,850
OIL & GAS - REFINING & MARKETING - 0.8%
Ashland, Inc                                           250,000        10,031,250

PAPER & FOREST PRODUCTS - 1.9%
Champion International Corporation                     150,000         7,181,250
International Paper Company                            100,000         5,050,000
Louisiana-Pacific Corporation                          500,000        11,875,000
                                                                    ------------
                                                                      24,106,250
PHARMACEUTICALS - 1.9%
Elan Corporation plc ADR*                              500,000        13,875,000
Teva Pharmaceutical
        Industries, Ltd. ADR                           200,000         9,800,000
                                                                    ------------
                                                                      23,675,000
PHOTOGRAPHY / IMAGING - 1.2%
Eastman Kodak Company                                  150,000        10,162,500
Polaroid Corporation                                   200,000         5,525,000
                                                                    ------------
                                                                      15,687,500
PUBLISHING - 1.3%
Dow Jones & Company, Inc.                              200,000        10,612,500
R. R. Donnelley & Sons Company                         150,000         5,559,375
                                                                    ------------
                                                                      16,171,875
PUBLISHING - NEWSPAPER - 0.4%
Gannet Company, Inc.                                    80,000         5,710,000

RAILROADS - 1.4%
Norfolk Southern Corporation                           207,300         6,244,912
Union Pacific Corporation                              200,000        11,662,500
                                                                    ------------
                                                                      17,907,412
REAL ESTATE INVESTMENT TRUSTS - 2.9%
Highwoods Properties, Inc.                             220,000         6,036,250
Hospitality Properties Trust                           300,000         8,137,500
HRPT Properties Trust                                  300,000         4,593,750
Liberty Property Trust                                 410,000        10,198,750
Simon Property Group, Inc.                             137,800         3,496,675
United Dominion Realty Trust, Inc.                     400,000         4,700,000
                                                                    ------------
                                                                      37,162,925
RESTAURANTS - 0.3%
CBRL Group, Inc.                                       185,000         3,202,812

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 2.3%
Dillard's Inc.                                         210,000     $   7,376,250
Harcourt General, Inc.                                 150,000         7,734,375
J.C. Penney Company, Inc.                              300,000        14,568,750
                                                                    ------------
                                                                      29,679,375
RETAIL - DRUG STORES - 1.0%
Rite Aid Corporation                                   500,000        12,312,500

RETAIL - FOOD CHAINS - 0.9%
Albertson's Inc.                                       227,500        11,730,469

RETAIL SPECIALTY - 0.4%
Toys "R" Us, Inc.*                                     250,000         5,171,875

SERVICES - COMMERCIAL & CONSUMER - 0.4%
Laidlaw, Inc                                           650,000         4,793,750

SERVICES - DATA PROCESSING - 0.4%
Electronic Data Systems Corporation                    100,000         5,656,250

TELECOMMUNICATIONS - LONG DISTANCE - 1.3%
AT&T Corporation                                       304,700        17,006,069

TELEPHONE - 3.2%
Bell Atlantic Corporation                              272,000        17,782,000
GTE Corporation                                        300,000        22,706,250
                                                                    ------------
                                                                      40,488,250
TEXTILES - APPAREL - 0.4%
Russell Corporation                                    233,300         4,549,350

TOBACCO - 2.7%
Fortune Brands, Inc.                                   100,000         4,137,500
Phillip Morris Companies, Inc.                         527,100        21,182,831
UST, Inc.                                              300,000         8,775,000
                                                                    ------------
                                                                      34,095,331
TRUCKING - 0.5%
Werner Enterprises, Inc.                               300,000         6,225,000

WASTE MANAGEMENT - 1.4%
Allied Waste Industries, Inc.*                         237,000         4,680,750
Browning-Ferris Industries, Inc.                       300,000        12,900,000
                                                                    ------------
                                                                      17,580,750
                                                                    ------------
        Total common stocks - 94.0%                                1,194,516,814

GOVERNMENT SECURITIES
U.S. GOVERNMENT SECURITIES - 4.0%
U.S. Treasury Notes,
        6.50% - 2001                               $50,000,000        50,870,000
                                                                    ------------

        Total investments - 98.3%                                  1,249,919,477
        Cash and other assets,
           less liabilities - 1.7%                                    21,744,074
                                                                  --------------
        Total net assets - 100.0%                                 $1,271,663,551
                                                                  ==============

                           39 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES C (MONEY MARKET)

                                                    PRINCIPAL           MARKET
COMMERCIAL PAPER                                      AMOUNT            VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.9%
Allied Signal, Inc. PP,
        4.80% - 7-9-99                              $1,400,000      $  1,398,362
BEVERAGES - 2.6%
Coca Cola Company,
        4.80% - 7-2-99                               1,500,000         1,499,800
        4.92% - 8-9-99                               1,000,000           994,670
        4.86% - 8-16-99                              1,500,000         1,490,145
                                                                    ------------
                                                                       3,984,615
BROKERAGE - 3.0%
Merrill Lynch & Company, Inc.,
        4.80% - 7-12-99                              2,000,000         1,996,780
        4.78% - 7-19-99                              1,500,000         1,496,130
        4.93% - 2-4-00                                 450,000           435,501
        5.07% - 2-18-00                                650,000           627,711
                                                                    ------------
                                                                       4,556,122
BUSINESS SERVICES - 3.0%
General Electric Capital Corporation,
        4.85% - 7-16-99                              3,100,000         3,093,735
        4.80% - 10-12-99                             1,500,000         1,477,725
                                                                    ------------
                                                                       4,571,460
CHEMICALS - 1.5%
DuPont (E.I.) De Nemours & Company,
        5.0% - 10-18-99                              2,300,000         2,263,844
Combination Gas & Electric - 4.0%
Baltimore Gas & Electric Company,
        5.02% - 7-28-99                              3,000,000         2,988,705
Dayton Power & Light Company,
        4.90% - 7-6-99                               3,130,000         3,127,870
                                                                    ------------
                                                                       6,116,575
ELECTRIC UTILITIES - 13.3%
Alabama Power Company,
        5.13% - 7-19-99                              1,000,000           997,435
        5.20% - 7-21-99                              3,000,000         2,991,333
Allegheny Energy, Inc.,
        4.83% - 8-3-99                               1,800,000         1,800,887
        4.84% - 8-3-99                                 550,000           536,434
        4.84% - 8-3-99                               1,500,000         1,494,353
        4.88% - 8-5-99                                 450,000           447,727
CLECO Corporation,
        4.84% - 8-3-99                               4,000,000         3,980,960
Duke Energy Corporation,
        4.93% - 7-23-99                              4,000,000         3,987,949
Georgia Power Company,
        4.86% - 7-15-99                              3,600,000         3,593,196
Progress Capital Holdings, Inc.,
        5.22% - 7-12-99                                500,000           499,203
                                                                    ------------
                                                                      20,329,477


                                                      PRINCIPAL       MARKET
COMMERCIAL PAPER (CONTINUED)                           AMOUNT         VALUE
--------------------------------------------------------------------------------
ELECTRONICS - 2.1%
Avnet, Inc.,
        4.83% - 7-7-99                               $ 500,000     $     499,597
        4.93% - 8-2-99                               1,100,000         1,095,180
        4.96% - 8-13-99                              1,100,000         1,093,224
Emerson Electric Company,
        5.30% - 7-8-99                                 500,000           499,485
                                                                    ------------
                                                                       3,187,486
ENTERTAINMENT - 3.1%
Walt Disney Company, The,
4.90% - 10-14-99                                       150,000           147,720
4.75% - 11-16-99                                     4,644,000         4,550,888
                                                                    ------------
                                                                       4,698,608
FINANCIAL SERVICES - 2.3%
Toyota Motor Credit Corporation,
        4.83% - 7-1-99                               1,530,000         1,530,000
        4.95% - 8-31-99                              2,000,000         1,982,500
                                                                    ------------
                                                                       3,512,500
FOOD PROCESSING - 5.8%
General Mills,
        4.92% - 7-14-99                              2,300,000         2,295,914
        4.90% - 11-19-99                             2,000,000         1,959,020
McCormick & Company, Inc.,
        4.78% - 9-14-99                              1,200,000         1,187,040
        4.88% - 10-22-99                             1,300,000         1,278,732
        5.05% - 11-9-99                              2,100,000         2,060,016
                                                                    ------------
                                                                       8,780,722
LEASING - 2.6%
International Lease Finance Corporation,
        4.78% - 7-6-99                               1,500,000         1,499,004
        4.78% - 7-6-99                               2,100,000         2,098,467
        4.79% - 7-21-99                                300,000           299,139
                                                                    ------------
                                                                       3,896,610
METALS & MINERALS - 2.6%
ALCOA, Inc.,
        4.80% - 7-13-99                              4,000,000         3,993,600

NUCLEAR - 0.3%
Bayshore Fuel Company,
        4.86% - 7-29-99                                448,000           446,221

PHARMACEUTICALS - 2.2%
Schering Corporation,
        4.85% - 7-27-99                              1,200,000         1,195,797
        4.88% - 8-17-99                              2,200,000         2,185,216
                                                                    ------------
                                                                       3,381,013
PHOTOGRAPH/IMAGING - 3.1%
Eastman Kodak Company,
        4.78% - 7-22-99                              4,200,000         4,187,274
        4.79% - 8-11-99                                500,000           497,065
                                                                    ------------
                                                                       4,684,339

                           40 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES C (MONEY MARKET)(CONTINUED)

                                                    PRINCIPAL           MARKET
COMMERCIAL PAPER (CONTINUED)                          AMOUNT            VALUE
--------------------------------------------------------------------------------
PUBLISHING - 2.5%
McGraw-Hill Company, Inc.,
        4.91% - 7-7-99                              $1,000,000      $    999,182
        4.83% - 8-20-99                              2,000,000         1,985,660
        5.05% - 8-27-99                                900,000           892,647
                                                                    ------------
                                                                       3,877,489
TELECOMMUNICATIONS - 2.5%
Ameritech Corporation,
        4.82% - 7-13-99                              2,865,000         2,860,397
Bell Atlantic Network Funding Corporation,
        4.83% - 7-8-99                               1,000,000           999,061
                                                                    ------------
                                                                       3,859,458
TOYS & SPORTING GOODS - 2.5%
Hasbro, Inc.,
        4.86% - 8-24-99                                675,000           669,775
        4.93% - 9-7-99                               1,300,000         1,287,273
        5.15% - 12-3-99                              1,100,000         1,075,085
        5.05% - 1-21-00                                787,000           763,406
                                                                    ------------
                                                                       3,795,539
                                                                    ------------
        Total commercial paper - 59.9%                                91,334,040

U.S. GOVERNMENT & AGENCIES
FEDERAL MORTGAGE CORPORATION - 5.4%
Federal Mortgage Corporation,
        4.64% - 8-10-99                              3,000,000         2,983,230
        5.05% - 10-27-99                             1,000,000           983,310
        5.07% - 3-31-00                              4,470,000         4,291,692
                                                                    ------------
                                                                       8,258,232
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 12.0%
Federal National Mortgage Association,
        4.70% - 11-19-99                             5,000,000         4,900,100
        4.66% - 12-13-99                             5,100,000         4,980,048
        4.70% - 12-17-99                             5,000,000         4,879,550
        4.86% - 4-12-00                              3,700,000         3,545,673
                                                                    ------------
                                                                      18,305,371
STUDENT LOAN MORTGAGE ASSOCIATION - 8.7%
Student Loan Mortgage Association,
        5.33% - 4-25-08(2)                           1,500,000         1,500,000
        4.92% - 10-25-05(2)                          5,426,112         5,400,677
        5.15% - 10-28-06(2)                          2,000,000         1,998,750
        5.21% - 1-25-07(2)                           4,302,921         4,294,181
                                                                    ------------
                                                                      13,193,608
SMALL BUSINESS ASSOCIATION POOLS - 7.8%
        #502406, 5.50% - 2006(2)                       352,498           352,498
        #502163, 5.75% - 2012(2)                       695,111           695,111
        #502353, 5.50% - 2018(2)                        96,323            96,323
        #503176, 5.375% - 2020(2)                      437,076           439,261

U.S. GOVERNMENT                                     PRINCIPAL           MARKET
AGENCIES (CONTINUED)                                  AMOUNT            VALUE
--------------------------------------------------------------------------------
SMALL BUSINESS ASSOCIATION POOLS  (CONTINUED)
        #503459, 5.25% - 2021(2)                    $1,560,947      $  1,555,093
        #503283, 5.25% - 2021(2)                     1,279,387         1,273,990
        #503295, 5.25% - 2021(2)                       975,357           968,042
        #503303, 5.25% - 2021(2)                     1,046,683         1,038,832
        #503308, 5.25% - 2021(2)                       686,856           686,856
        #503343, 5.375% - 2021(2)                    1,190,301         1,190,302
        #503347, 5.375% - 2021(2)                    3,542,965         3,542,965
                                                                    ------------
                                                                      11,839,273
                                                                    ------------
        Total U.S. government & agencies - 33.9%                      51,596,484

MISCELLANEOUS ASSETS
FUNDING AGREEMENTS - 5.9%
Security Life of Denver Insurance Company,
        4.96% - 10-31-2001(2)                        3,000,000         3,000,000
Travelers Insurance Company,
        4.95% - 8-21-2001(2)                         3,000,000         3,000,000
United of Omaha Life Insurance Company,
        5.0299% - 1-21-02(2)                         3,000,000         3,000,000
                                                                    ------------
                                                                       9,000,000
                                                                    ------------
        Total investments - 99.7%                                    151,930,524
        Cash & other assets, liabilities - 0.3%                          406,344
                                                                    ------------
        Total net assets - 100.0%                                   $152,336,868
                                                                    ============

SERIES D (WORLDWIDE EQUITY)
COMMON STOCKS

ARGENTINA - 0.2%
IRSA Inversiones y
Representaciones S.A                                    18,800     $     580,450

AUSTRALIA - 1.0%
Telstra Corporation, Ltd.                              679,400         3,893,008

BELGIUM - 0.9%
Lernout & Hauspie Speech
Products N.V.*                                         100,000         3,543,750

BRAZIL - 2.5%
Banco Bradesco S.A.*                               320,325,000         1,607,948
Brazil Realty Empreendimente
         e Participacoes*                              197,000         2,455,625
Tele Norte Leste Participacoes S.A                 122,054,000         2,237,312
Telecomunicacoes de
        Sao Paulo S.A.                              27,272,415         3,237,926
                                                                    ------------
                                                                       9,538,811
                           41 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES D (WORLDWIDE EQUITY)(CONTINUED)

                                                       NUMBER           MARKET
COMMON STOCKS(CONITNUED)                             OF SHARES          VALUE
--------------------------------------------------------------------------------
CROATIA - 1.0%
Pliva d.d.GDR 144-A                                    247,500       $ 3,681,340

FINLAND - 0.9%
Nokia Oyj ADR*                                          38,900         3,561,781

FRANCE- 11.2%
Alcatel                                                 14,200         1,998,969
AXA-UAP                                                 25,681         3,133,154
Canal Plus                                              37,900        10,635,374
Cap Gemini S.A                                          35,000         5,500,954
Carrefour S.A                                            7,950         1,168,334
Genset ADR*                                            200,000         3,125,000
Sidel S.A                                               15,500         1,884,649
Societe BIC S.A                                         89,300         4,710,664
Societe Industrielle de
        Transports Automobiles S.A                       8,000         1,810,138
Societe Television Francaise 1                          20,000         4,661,476
Vivendi                                                 50,468         4,088,343
                                                                     -----------
                                                                      42,717,055

GERMANY - 10.7%
Fresenius AG                                            38,000         6,880,163
Porsche AG                                               4,950        11,537,153
ProSieben Media AG                                      75,726         3,490,901
Rhoen-Klinikum AG                                       43,930         4,303,976
Volkswagen AG                                          155,100         9,933,183
Wella AG                                                 6,500         4,625,381
                                                                     -----------
                                                                      40,770,757
GREECE - 0.9%
Hellenic Telecommunications
        Organization S.A                               154,275         3,306,733


HONG KONG - 0.6%
Dickson Concept
        International, Ltd.                          1,090,500           773,015
Television Broadcasts, Ltd.                            310,000         1,454,330

                                                                     -----------
                                                                       2,227,345
INDIA - 1.3%
ICICI, Ltd. 144A GDR                                   236,000         2,430,800
Videsh Sabchar Nigam, Ltd. GDR                         200,000         2,562,000

                                                                     -----------
                                                                       4,992,800
IRELAND - 1.0%
Elan Corporation PLC ADR*                              136,700         3,793,425

ITALY - 2.7%
Bulgari SpA                                            301,600         2,027,981
Credito Italiano SpA*                                  390,900         1,717,356
Olivetti SpA*                                          745,200         1,790,663
Pirelli SpA                                            915,700         2,493,114
Telecom Italia SpA                                     377,000         2,251,153

                                                                     -----------
                                                                      10,280,267
                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
JAPAN - 4.9%
Credit Saison Company, Ltd.                            115,700       $ 2,418,382
Eisai Company, Ltd.                                    233,000         4,591,086
Hoya Corporation                                        26,000         1,467,118
Nichiei Company, Ltd.                                   11,600         1,015,862
Nintendo Company, Ltd.                                  15,400         2,164,194
Nippon Telegraph & Telephone
        Corporation                                        425         4,950,843
Taisho Pharmaceutical
        Company, Ltd.                                   65,000         2,148,050

                                                                      ----------
                                                                      18,755,535
KOREA - 0.2%
SK Telecom Company, Ltd                                    680           928,795

MEXICO - 1.5%
Groupo Televisa S.A.*                                  128,000         5,736,000

NETHERLANDS - 4.1%
Getronics NV                                           101,300         3,896,757
Koninklijke (Royal) Philips
        Electronics NV                                  64,400         6,352,663
STMicroelectronics NV*                                  75,200         5,217,000
                                                                      ----------
                                                                      15,466,420
PORTUGAL - 0.4%
Sonae Investimentos - Sociedade
        Gestora de Participacoes                        44,200         1,503,343


SINGAPORE - 1.8%
Dairy Farm International
        Holdings, Ltd.                               2,850,000         3,420,000
Singapore Press Holdings, Ltd.                         198,800         3,386,314
                                                                      ----------
                                                                       6,806,314
SWEDEN - 0.7%
Autoliv, Inc.                                           93,400         2,845,283

SWITZERLAND - 1.6%
Adecco S.A                                               5,350         2,866,686
UBS AG                                                  10,900         3,253,313
                                                                      ----------
                                                                       6,119,999
UNITED KINGDOM - 9.6%
Allied Zurich PLC                                      282,100         3,524,043
British Petroleum
        Company PLC ADR                                 15,500         1,681,750
Cadbury Schweppes PLC                                  722,400         4,611,813
Dixons Group PLC                                       162,700         3,046,792
Glaxo Wellcome PLC                                      38,600         2,185,725
Hanson PLC*                                            510,000         4,469,756
Reed International PLC                                 138,600           931,797

                           42 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES D (WORLDWIDE EQUITY)(CONTINUED)

                                                       NUMBER           MARKET
COMMON STOCKS(CONITNUED)                             OF SHARES          VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Rentokil Initial PLC                                   921,500       $ 3,602,350
Rolls-Royce PLC                                        603,900         2,563,065
Royal Bank of Scotland Group PLC                       103,100         2,098,088
Telewest Communications PLC*                           405,600         1,809,353
WPP Group PLC                                          727,500         6,152,358
                                                                     -----------
                                                                      36,676,890
UNITED STATES - 36.1%
Advanced Micro Devices, Inc.                            77,100         1,392,619
Affymetrix, Inc.*                                       57,700         2,848,938
Allied Waste Industries, Inc.*                         194,300         3,837,425
American Express Company                                30,800         4,007,850
American International Group, Inc.                      15,000         1,755,938
Amgen, Inc.*                                            45,700         2,781,987
Associates First Capital Corporation                    42,700         1,892,144
AT&T Corporation                                        60,200         3,359,912
Bard (C.R.), Inc.                                       15,500         1,180,969
Cadence Design Systems, Inc.*                          192,800         2,458,200
Cardinal Health, Inc.                                   27,850         1,785,881
Chubb Corporation                                       38,600         2,682,700
Circuit City Stores -
        Circuit City Group                              42,000         3,906,000
Cisco Systems, Inc.*                                    86,000         5,530,875
Fannie Mae                                              61,700         4,218,737
Genzyme Corporation*                                    54,100         2,623,850
Genzyme Surgical Products*                               9,684            42,670
Gilead Sciences, Inc.*                                  71,100         3,714,975
Goldman Sachs Group, Inc.                                4,800           346,800
Hasbro, Inc.                                           126,050         3,521,522
International Business Machines
        Corporation6                                    51,200         6,617,600
International Flavors &
        Fragrances, Inc.                               116,800         5,222,937
International Game Technology                          149,600         2,767,600
MCI WorldCom, Inc.*                                     40,600         3,501,750
Millennium Pharmaceuticals, Inc.*                       60,200         2,167,200
Morgan Stanley Dean Witter
        & Company                                        5,900           604,750
National Semiconductor
        Corporation*(6)                                358,800         9,082,125
QUALCOMM, Inc.*(6)                                     231,400        33,205,900
Quintiles Transnational
        Corporation*                                    98,700         4,145,400
Scientific-Atlanta, Inc.                               128,800         4,636,800
Sun Microsystems, Inc.*(6)                             116,800         8,044,600
Waste Management, Inc.                                  63,400         3,407,751
                                                                     -----------
                                                                     137,294,405
                                                                     -----------
        Total common stocks - 95.8%                                  365,020,506

                                                        NUMBER          MARKET
RIGHTS                                                OF SHARES         VALUE
--------------------------------------------------------------------------------
ITALY - 0.2%
Olivetti SpA                                           745,200          $100,293
                                                                    ------------
        Total investments - 96.0%                                    365,120,799

        Cash and other assets, less liabilities - 4.0%                15,184,399
                                                                    ------------
        Total net assets - 100.0%                                   $380,305,198
                                                                    ============


At June 30, 1999, Series D's investment concentration by industry was as follows:

Advertising                                                                 1.8%
Aerospace/Defense                                                           0.7%
Apparel                                                                     0.5%
Auto Parts & Supplies                                                       1.4%
Automobiles                                                                 5.6%
Banks & Credit                                                              2.3%
Broadcast Media                                                             6.8%
Building & Construction                                                     1.2%
Communications                                                              8.7%
Computer Software                                                           0.6%
Computer Systems                                                            6.8%
Cosmetics                                                                   1.2%
Electronics                                                                 4.0%
Entertainment                                                               1.7%
Financial Services                                                          4.8%
Food Wholesalers                                                            1.7%
Health Care                                                                 5.1%
Household Products                                                          1.4%
Industrial Services                                                         1.1%
Insurance                                                                   2.9%
Machinery                                                                   0.5%
Medical                                                                     2.0%
Office Equipment                                                            1.7%
Oil                                                                         0.4%
Pharmaceuticals                                                             6.1%
Publishing                                                                  0.2%
Real Estate Development                                                     0.8%
Retail                                                                      3.2%
Semiconductors                                                              4.1%
Services                                                                    1.7%
Telecommunications                                                         12.0%
Toys & Sporting Goods                                                       0.6%
Waste Management Services                                                   2.4%
Cash & other assets, less liabilities                                       4.0%
                                                                    ------------
                                                                          100.0%
                                                                    ============

                           43 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES E (HIGH GRADE INCOME)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                       NUMBER           MARKET
CORPORATE BONDS                                      OF SHARES          VALUE
--------------------------------------------------------------------------------
AIRLINES - 3.2%
Southwest Airlines Company,
        7.875% - 2007                               $2,475,000        $2,614,219
United Airlines, 11.21% - 2014                      $1,825,000         2,290,375
                                                                      ----------
                                                                       4,904,594
AUTOMOTIVE - 3.0%
Federal-Mogul Corporation,
        7.75% - 2006                                $  250,000           239,062
        7.50% - 2009                                $  250,000           230,938
        7.785% - 2010                               $  250,000           234,375
Ford Motor Company,
        7.25% - 2008                                $1,000,000         1,016,250
General Motors Corporation,
        7.70% - 2016                                $2,375,000         2,449,219
Mark IV Industries, 7.50% - 2007                    $  500,000           461,250
                                                                      ----------
                                                                       4,631,094
BANKING - 2.4%
Bank of New York Company, Inc.,
        6.50% - 2003                                $   25,000            24,812
B.F. Saul REIT, 9.75% - 2008                        $  250,000           237,188
Homeside, Inc., 11.25% - 2003                       $1,250,000         1,434,375
Washington Mutual Capital,
        8.375% - 20271                              $2,025,000         2,032,594
                                                                      ----------
                                                                       3,728,969
BASIC INDUSTRY - OTHER 1.0%
Pioneer Hi Bred International, Inc.,
        5.75% - 2009                                $1,650,000         1,536,562

BEVERAGE - 2.7%
Anheuser-Busch Companies, Inc.,
7.10% - 2007                                        $2,425,000         2,452,281
Pepsi Bottling Holdings, Inc.,
        5.625% - 2009                               $1,900,000         1,736,125
                                                                      ----------
                                                                       4,188,406
BROKERAGE - 1.7%
SI Financing Trust, Inc.,
        9.50% - 2026(1)                                102,610         2,687,099


BUILDING MATERIALS - 3.4%
LaFarge Corporation, 6.375% - 2005                  $1,025,000           989,125
Martin Marietta Material,
        5.875% - 2008                               $1,850,000         1,711,250
Nortek, Inc., 8.875% - 2008                         $  500,000           512,500
St. Paul Companies, Inc.,
        6.38% - 2008                                $1,000,000           942,500
Vulcan Materials Company,
        5.75% - 2004                                $1,100,000         1,073,875
                                                                      ----------
                                                                       5,229,250

                                                       PRINCIPAL
                                                       AMOUNT OR
                                                        NUMBER          MARKET
CORPORATE BONDS (CONTINUED)                            OF SHARES         VALUE
--------------------------------------------------------------------------------
CONSTRUCTION MACHINERY - 0.9%
AGCO Corporation, 8.50% - 2006                     $   500,000       $   471,250
Columbus Mckinnon Corporation,
        8.50% - 2008                               $   500,000           486,250
Titan Wheel International, Inc.,
        8.75% - 2007                               $   500,000           478,125
                                                                     -----------
                                                                       1,435,625
CONSUMER CYCLICALS - OTHER - 0.2%
American ECO Corporation,
        9.625% - 2008                              $   500,000           288,750

CONSUMER NONCYCLICAL - OTHER - 0.6%
AK Steel Corporation, 7.875% - 2009                $   500,000           483,750
California Steel Industries,
        8.50% - 2009                               $   500,000           488,750
                                                                     -----------
                                                                         972,500
ENERGY - OTHER - 0.2%
P&L Coal Holdings Corporation,
        8.875% - 2008                              $   300,000           300,750

ENTERTAINMENT - 0.6%
Paramount Communications,
        7.50% - 2023                               $ 1,000,000           935,000

FINANCE - OTHER - 1.3%
EOP Operating LP, REIT,
        6.625% - 2005                              $ 2,050,000         1,973,125

FINANCIAL COMPANIES - 7.4%
American RE Capital, 8.50% - 2025(1)                    46,000         1,170,125
Associates Corporation, N.A.,
        7.55% - 2006                               $ 1,000,000         1,037,500
CB Richard Ellis Service,
        8.875% - 2006                              $   500,000           497,500
Countrywide Capital,
8.00% - 20261                                      $ 1,000,000           956,250
General Electric Capital Corporation,
        8.625% - 2008                              $ 1,750,000         1,966,562
Merrill Lynch & Company, Inc.,
        7.375% - 2006                              $ 2,500,000         2,575,000
Morgan Stanley Dean Witter Discover
        & Company, 7.25% - 2023                    $ 2,500,000         2,334,375
PNC Funding Corporation,
        7.75% - 2004                               $   800,000           829,000
                                                                     -----------
                                                                      11,366,312

FINANCIAL COMPANIES - CAPTIVE - 0.6%
Bayer Corporation, 6.20% - 2008                    $ 1,000,000           960,000


                           44 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES E (HIGH GRADE INCOME)(CONTINUED)

                                                     PRINCIPAL          MARKET
CORPORATE BONDS(CONTINUED)                            AMOUNT            VALUE
--------------------------------------------------------------------------------
FOOD - 4.6%
Archer-Daniels-Midland Company,
        8.875% - 2011                               $2,025,000        $2,333,812
Cargill, Inc., 6.15% - 2008                          1,850,000         1,778,313
Chiquita Brands International, Inc.,
10.25% - 2006                                          500,000           507,500
Conagra, Inc., 6.70% - 2027                          2,000,000         1,995,000
Nash Finch Company, 8.50% - 2008                       500,000           450,000
                                                                      ----------
                                                                       7,064,625
GAMING - 2.4%
Boyd Gaming Corporation,
        9.25% - 2003                                   500,000           508,750
Circus Circus Enterprise,
        9.25% - 2005                                   250,000           253,750
MGM Grand, Inc., 6.95% - 2005                        1,410,000         1,313,062
Mirage Resorts, Inc., 6.625% - 2005                  1,160,000         1,103,450
Park Place Entertainment,
        7.875% - 2005                                  500,000           475,000
                                                                      ----------
                                                                       3,654,012
HEALTHCARE - 0.5%
Rural/Metro Corporation,
        7.875% - 2008                                  250,000           226,250
Tenet Healthcare Corporation,
8.125% - 2008                                          500,000           481,250
                                                                      ----------
                                                                         707,500
HOME CONSTRUCTION - 0.9%
D.R. Horton, Inc., 8.375% - 2004                       125,000           124,375
MDC Holdings, 8.375% - 2008                            250,000           242,500
Oakwood Homes Corporation,
        8.125% - 2009                                  500,000           479,375
Standard Pacific Corporation,
        8.50% - 2009                                   500,000           492,500
Toll Corporation, 7.75% - 2007                         125,000           119,688
                                                                      ----------
                                                                       1,458,438
INDEPENDENT ENERGY - 0.5%
Seagull Energy Corporation,
        8.625% - 2005                                  800,000           789,000

INSURANCE - LIFE - 1.6%
Chubb Corporation, 6.15% - 2005                      2,475,000         2,391,469

LODGING - 0.3%
HMH Properties, 7.875% - 2008                          500,000           458,750

                                                      PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                            AMOUNT         VALUE
--------------------------------------------------------------------------------
MEDIA - CABLE - 2.4%
Adelphia Communications, Inc.,
        9.50% - 2004                                $   43,388        $   45,395
        8.375% - 2008                                  250,000           247,500
Century Communications
        Corporation, 8.375% - 2007                     125,000           122,187
Comcast Corporation, 9.125% - 2006                     150,000           160,313
Jones Intercable, Inc., 7.625% - 2008                  500,000           518,750
Lenfest communications, Inc.,
        10.50% - 2006                                  500,000           573,750
Rogers Cablesystems, 9.625% - 2002                     675,000           713,812
Rogers Communications, Inc.,
        9.125% - 2006                                  450,000           457,875
Time Warner Entertainment Company,
10.15% - 2012                                          670,000           825,775
                                                                      ----------
                                                                       3,665,357
MEDIA - NONCABLE - 1.3%
Big Flower Press Holdings, Inc.,
        8.875% - 2007                                  500,000           473,750
Klll Communications Corporation,
        10.25% - 2004                                  555,000           556,388
News American Holdings,
        8.625% - 2003                                  500,000           525,000
USA Networks, 6.75% - 2005                             500,000           483,125
                                                                      ----------
                                                                       2,038,263
METALS - 0.5%
Ameristeel Corporation, 8.75% - 2008                   500,000           497,500
WHX Corporation, 10.50% - 2005                         250,000           236,875
                                                                      ----------
                                                                         734,375
OIL FIELD SERVICES - 1.4%
Transocean Offshore, Inc.,
        8.00% - 2027                                 2,000,000         2,090,000

RAILROADS - 2.4%
ROCS Series Burlington Northern
        Santa Fe 1998-1, 6.50% - 2017                1,460,064         1,384,692
ROCS Series NSC 1998-1,
        6.375% - 2017                                2,397,174         2,244,883
                                                                      ----------
                                                                       3,629,575
RETAILERS - 2.4%
Ames Department Stores,
        10.00% - 2006                                  250,000           244,375
Lowe's Companies, Inc.,
        6.70% - 2007                                 1,625,000         1,614,844
Mattel, Inc., 6.125% - 2005                            700,000           674,625
Sears Roebuck & Company,
        6.41% - 2001                                   350,000           350,875
Zale Corporation, 8.50% - 2007                         750,000           765,937
                                                                      ----------
                                                                       3,650,656

                           45 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES E (HIGH GRADE INCOME)(CONTINUED)

                                                     PRINCIPAL          MARKET
CORPORATE BONDS(CONTINUED)                            AMOUNT            VALUE
--------------------------------------------------------------------------------
SERVICES - 0.7%
Loewen Group International, Inc.,
        8.25% - 20035                               $  850,000        $  541,875
Protection One Alarm,
        7.375% - 2005                                  500,000           475,000
                                                                      ----------
                                                                       1,016,875
SUPERMARKETS - 0.6%
Safeway, Inc., 6.50% - 2008                          1,000,000           966,250

TECHNOLOGY - 0.6%
Dell Computer Corporation,
        6.55% - 2008                                 1,025,000           994,250

TELECOMMUNICATIONS - 5.2%
Alestra, SA., 12.625% - 2009                           500,000           473,750
AT&T Corporation, 7.00% - 2005                       2,475,000         2,496,656
Cable & Wireless, PLC
        6.75% - 2008                                   700,000           674,625
Call-Net Enterprises, Inc.,
        9.375% - 2009                                  500,000           476,250
Comcast Cellular Holdings, Inc.,
        9.50% - 2007                                   125,000           140,469
GTE Corporation, 7.51% - 2009                        1,500,000         1,556,250
Mastec, Inc., 7.75% - 2008                             500,000           489,375
MCI WorldCom, Inc., 6.40% - 2005                       675,000           658,969
SBC Communications Capital
        Corporation, 6.625% - 2007                   1,025,000         1,016,031
                                                                      ----------
                                                                       7,982,375
TEXTILES - 0.2%
Westpoint Stevens, Inc.,
        7.875% - 2008                                  300,000           290,250

TOBACCO - 0.5%
Dimon, Inc., 8.875% - 2006                             400,000           365,500
Standard Commercial Tobacco
        Corporation, 8.875% - 2005                     500,000           410,000
                                                                      ----------
                                                                         775,500
TRANSPORTATION - OTHER - 0.3%
Allied Holdings, Inc.,
        8.625% - 2007                                  500,000           486,875

TRANSPORTATION - SERVICES - 0.6%
ROCS Series FDX 1997 - 1,
        7.00% - 2017                                   963,261           930,235

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER            MARKET
CORPORATE BONDS(CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
UTILITIES - ELECTRIC - 2.2%
Calpine Corporation, 8.75% - 2007                   $  500,000        $  502,500
Cinergy Global Resources,
        6.20% - 2008                                $1,000,000           947,500
CMS Energy Corporation,
        6.75% - 2004                                $  500,000           475,625
East Coast Power LLC,
        6.737% - 2008                               $  250,000           242,812
        7.066% - 2012                               $  250,000           236,563
National Rural Utilities,
        5.50% - 2005                                $1,000,000           943,750
                                                                      ----------
                                                                       3,348,750
UTILITIES - NATURAL GAS - 1.1%
National Fuel Gas Company,
        6.303% - 2008                             $  1,750,000         1,688,750

YANKEE - CANADIANS - 1.5%
Quebecor Printing Capital,
        7.25% - 2007                              $  2,350,000         2,300,062

YANKEE - CORPORATE - 10.4%
Abbey National PLC, 6.69% - 2005                  $  2,375,000         2,342,344
ABN AMRO Bank NV,
        7.30% - 2026                              $  1,500,000         1,460,625
Agrium, Inc., 7.00% - 2004                        $  1,000,000           985,000
Argentaria Capital Funding,
        6.375% - 2006                             $  2,000,000         1,908,032
BCH Cayman Islands, Ltd.,
         7.70% - 2006                             $  2,500,000         2,540,625
Den Danske Bank, 7.40% - 2010                     $  2,175,000         2,210,344
PanAmerican Beverages, Inc.,
        8.125% - 2003                             $  2,050,000         1,985,937
Petroleum Geo-Services,
        7.50% - 2007                              $  1,200,000         1,198,500
Santander Financial Issuances, Ltd.,
        7.00% - 2006                              $  1,400,000         1,387,750
                                                                    ------------
                                                                      16,019,157
                                                                    ------------
        Total corporate bonds - 74.3%                                114,269,385

PREFERRED STOCK
BANKS & CREDIT - 0.6%
ABN AMRO Capital Fund II,
        7.125%                                          40,000           937,500

                           46 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES E (HIGH GRADE INCOME)(CONTINUED)

                                                     PRINCIPAL          MARKET
MORTGAGE BACKED SECURITIES                            AMOUNT            VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 5.6%
Federal Home Loan Bank,
        5.19% - 2003                                $1,000,000        $  965,910
Federal Home Loan Mortgage Corporation,
FHR 1250 H, 7.00% - 2020 CMO                            52,291            52,405
        FHR 188 H, 7.00% - 2021 CMO                     27,702            27,681
        FHR 1311 J, 7.50% - 2021 CMO                 3,325,000         3,320,910
        FHR 1930 AB, 7.50% - 2023 CMO                  545,070           553,535
        FHLMC Series 1339 CLC,
           8.00% - 2006                                999,675         1,035,113
Federal National Mortgage Association,
        FNR 1992-58 J, 6.50% - 2018                     18,437            18,446
        FNR 1990-68 J, 6.95% - 2020                    112,437           111,944
        FNR 1990-103 K, 7.50% - 2020                    22,540            22,902
        FNMA, 5.45% - 2003                           1,500,000         1,463,625
        FNMA, 6.00% - 2008                           1,000,000           973,140
                                                                      ----------
                                                                       8,545,611
U.S. GOVERNMENT SECURITIES - 7.1%
Government National Mortgage Association,
        GNMA 39238, 9.50% - 2009                       212,917           227,794
        GNMA 305617, 9.00% - 2021                      154,452           163,115
        GNMA 301465, 9.00% - 2021                      117,351           123,932
        GNMA 313107, 7.00% - 2022                    1,329,643         1,321,346
        GNMA 352022, 7.00% - 2023                    1,409,131         1,396,321
        GNMA 369303, 7.00% - 2023                    1,352,494         1,341,417
        GNMA 780454, 7.00% - 2026                    2,201,570         2,174,733
        GNMA 462680, 7.00% - 2028                    2,359,448         2,331,064
        GNMA II 181907, 9.50% - 2020                   165,638           175,455
        GNMA II 2445, 8.00% - 2027                   1,135,634         1,157,984
        GNR 1997-10B, 7.50% - 2019                     489,614           491,387
                                                                      ----------
                                                                      10,904,548
Non-Agency Securities - 2.0%
Chase Capital Mortgage Securities
        Company, 1997-1B,
        7.37% - 2007 CMO                             1,500,000         1,553,205
Chase Capital Mortgage
        Securities Company, 1998-1B,
        6.56% - 2008 CMO                             1,000,000           988,270
Global Rated Eligible Asset Trust
        7.33% - 2006                                   858,252           557,864
                                                                     -----------
                                                                       3,099,339
                                                                     -----------
        Total mortgage backed securities - 14.7%                      22,549,498

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER            MARKET
GOVERNMENT SECURITIES                                OF SHARES          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES - 6.5%
U.S. Treasury Bonds,
        6.00% - 2026                               $ 1,750,000       $ 1,705,620
        6.625% - 2027                              $ 2,500,000         2,637,825
U.S. Treasury Notes,
        5.75% - 2003                                $1,400,000         1,396,472
        6.50% - 2006                                $  250,000           257,997
Tennessee Valley Authority,
        6.00% - 2013                                $1,000,000           945,000
U.S. Department of Housing
        and Urban Development,
        6.93% - 2013                                $3,000,000         2,990,754
                                                                      ----------
        Total government securities - 6.5%                             9,933,668
                                                                    ------------
        Total investments - 96.1%                                    147,690,051
        Cash and other assets, less liabilities - 3.9%                 6,058,192
                                                                    ------------
        Total net assets - 100.0%                                   $153,748,243
                                                                    ============
SERIES H (ENHANCED INDEX)

COMMON STOCKS
AEROSPACE/DEFENSE - 0.8%
Boeing Company                                             100          $  4,419
Gulfstream Aerospace Corporation*                          300            20,269
Wyman-Gordon Company*                                    4,100            79,181
                                                                        --------
                                                                         103,869
AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels-Midland Company                             100             1,544
Delta and Pine Land Company                                200             6,300
Pioneer Hi-Bred International, Inc.                        200             7,787
                                                                        --------
                                                                          15,631
AIRLINES - 0.3%
AMR Corporation*                                           200            13,650
Delta Air Lines, Inc.                                      300            17,288
Southwest Airlines Company                                 200             6,225
                                                                        --------
                                                                          37,163
ALUMINUM - 0.3%
Alcan Aluminum, Ltd.                                       100             3,194
ALCOA, Inc.                                                500            30,937
                                                                        --------
                                                                          34,131
AUTO PARTS & EQUIPMENT - 0.1%
Dana Corporation                                           100             4,606
Delphi Automotive
Systems Corporation                                        589            10,933
                                                                        --------
                                                                          15,539

                           47 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES H (ENHANCED INDEX)(CONTINUED)
                                                      NUMBER            MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
AUTOMOBILES - 0.9%
Ford Motor Company                                       1,200          $ 67,725
General Motors Corporation                                 800            52,800
                                                                        --------
                                                                         120,525
BANKS - MAJOR REGIONAL - 3.2%
Amsouth Bancorporation                                     250             5,797
BB&T Corporation                                           300            11,006
Bank of New York Company, Inc.                             700            25,681
Bank One Corporation                                     1,100            65,519
BankBoston Corporation                                     600            30,675
Comerica, Inc.                                             100             5,944
Fifth Third Bancorp                                        200            13,313
Huntington Bancshares, Inc.                                100             3,500
KeyCorp                                                    200             6,425
Mellon Bank Corporation                                    400            14,550
Mercantile Bancorporation, Inc.                            400            22,850
National City Corporation                                  300            19,650
Northern Trust Corporation                                 100             9,700
PNC Bank Corporation                                       200            11,525
Regions Financial Corporation                              100             3,844
Republic New York Corporation                              100             6,819
Southtrust Corporation                                     100             3,837
State Street Boston                                        100             8,538
Summit Bancorp                                             100             4,181
Suntrust Banks, Inc.                                       300            20,831
U.S. Bancorp                                               400            13,600
Union Planters Corporation                                 500            22,344
Wachovia Corporation                                       200            17,112
Wells Fargo Company                                      1,400            59,850
Western Bancorp                                            200             8,700
                                                                        --------
                                                                         415,791
BANKS - MONEY CENTER - 2.2%
Bank of America Corporation(6)                           1,700           124,631
Chase Manhattan Corporation                                700            60,638
First Union Corporation                                  1,200            56,400
J.P. Morgan & Company, Inc.                                300            42,150
                                                                        --------
                                                                         283,819
BEVERAGES - ALCOHOLIC - 0.3%
Anheuser-Busch Companies, Inc.                             400            28,375
Seagram Company, Ltd.                                      300            15,112
                                                                        --------
                                                                          43,487
BEVERAGES - SOFT DRINK - 1.1%
Coca-Cola Company(6)                                     1,700           106,250
Coca-Cola Enterprises, Inc.                                100             3,075
PepsiCo, Inc.                                              900            34,819
                                                                        --------
                                                                         144,144
BIOTECHNOLOGY - 0.2%
Amgen, Inc.*                                               500            30,438

                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
BROADCAST MEDIA - 1.5%
Clear Channel
        Communications, Inc.*                              400          $ 27,575
Comcast Corporation (Cl. A)                              1,200            46,125
MediaOne Group, Inc.*                                    1,300            96,688
Viacom, Inc. (Cl. B)*                                      700            30,800
                                                                        --------
                                                                         201,188
BUILDING MATERIALS - 0.1%
Masco Corporation                                          200             5,775
Vulcan Materials Company                                   100             4,775
                                                                        --------
                                                                          10,550
CHEMICALS - BASIC - 0.8%
Air Products & Chemicals, Inc.                             100             4,025
Dow Chemical Company                                       300            38,062
E.I. du Pont de Nemours
        & Company                                          800            54,650
FMC Corporation*                                           100             6,831
                                                                        --------
                                                                         103,568
CHEMICALS - DIVERSIFIED - 0.1%
Monsanto Company                                           200             7,887

CHEMICALS - SPECIALTY - 0.6%
Eastman Chemical Company                                   100             5,175
International Flavors &
        Fragrances, Inc.                                   500            22,188
Minnesota Mining &
        Manufacturing Company                              400            34,775
Nalco Chemical Company                                     300            15,562
Rohm & Haas Company                                        100             4,288
W.R. Grace & Company*                                      100             1,837
                                                                        --------
                                                                          83,825
COMMUNICATION EQUIPMENT - 2.6%
Andrew Corporation*                                        100             1,894
General Instrument Corporation*                            300            12,750
Lucent Technologies, Inc.6                               3,015           203,324
Motorola, Inc.                                             500            47,375
Nortel Networks Corporation                                500            43,406
Scientific-Atlanta, Inc.                                   100             3,600
Tellabs, Inc.                                              400            27,025
                                                                        --------
                                                                         339,374

                           48 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES H (ENHANCED INDEX)(CONTINUED)
                                                      NUMBER            MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
COMPUTER HARDWARE - 4.1%
Apple Computer, Inc.*                                      300          $ 13,894
Compaq Computer Corporation                              1,400            33,163
Data General Corporation*                                  100             1,456
Dell Computer Corporation*                               2,400            88,800
Gateway, Inc.*                                             200            11,800
Hewlett-Packard Company                                    900            90,450
International Business Machines
        Corporation6                                     1,800           232,650
Silicon Graphics, Inc.*                                    600             9,825
Sun Microsystems, Inc.*                                    800            55,100
                                                                        --------
                                                                         537,138
COMPUTER SOFTWARE/SERVICES - 5.0%
Adobe Systems, Inc.                                        200            16,431
America Online, Inc.*                                    1,000           110,500
BMC Software, Inc.*                                        100             5,400
Computer Sciences Corporation*                             200            13,838
Compuware Corporation*                                     500            15,906
Microsoft Corporation*(6)                                4,600           414,863
Novell, Inc.*                                              500            13,250
Oracle Corporation*                                      1,300            48,262
Unisys Corporation                                         400            15,575
                                                                        --------
                                                                         654,025
COMPUTERS - NETWORKING - 1.7%
Cabletron Systems, Inc.*                                   400             5,200
Cisco Sytems, Inc.*(6)                                   3,000           192,937
3COM Corporation*                                          400            10,675
Network Appliance, Inc.*                                   100             5,588
                                                                        --------
                                                                         214,400
COMPUTERS - PERIPHERALS - 0.5%
EMC Corporation*                                           900            49,500
Seagate Technology, Inc.*                                  500            12,813
                                                                        --------
                                                                          62,313
CONSUMER FINANCE - 0.4%
Capital One Financial
        Corporation                                        100             5,569
Household International, Inc.                              300            14,212
MBNA Corporation                                           600            18,375
Providian Financial Corporation                            100             9,350
                                                                        --------
                                                                          47,506
CONSUMER MISCELLANEOUS - 0.2%
American Greetings
        Corporation (Cl. A)                                800            24,100

CONTAINERS & PACKAGING - 0.1%
Temple-Inland, Inc.                                        200            13,650

                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
DISTRIBUTION - FOOD & HEALTH - 0.5%
Cardinal Health, Inc.                                      200          $ 12,825
McKesson HBOC, Inc.                                        200             6,425
Richland Holdings, Inc.                                  1,400            24,675
Supervalu, Inc.                                            400            10,275
Sysco Corporation                                          200             5,963
                                                                        --------
                                                                          60,163

ELECTRIC COMPANIES - 3.0%
American Electric Power Company, Inc.                      400            15,025
Carolina Power & Light Company                             100             4,281
CMS Energy Corporation                                     100             4,188
Consolidated Edison, Inc.                                  500            22,625
DTE Energy Company                                         400            16,000
Duke Energy Corporation                                    500            27,188
Edison International                                     1,100            29,425
Entergy Corporation                                        700            21,875
FirstEnergy Corporation                                    900            27,900
Florida Progress Corporation                               200             8,262
FPL Group, Inc.                                            200            10,925
GPU, Inc.                                                  400            16,875
Niagara Mohawk Holdings, Inc.*                           1,500            24,094
Pacificorp                                                 100             1,837
Peco Energy Company                                        100             4,206
PG&E Corporation                                           600            19,500
PP&L Resources, Inc.                                       700            21,525
Public Service Enterprise
Group, Inc.                                                500            20,438
Reliant Energy, Inc.                                       700            19,337
Southern Company                                         1,300            34,450
Texas Utilities Company                                    300            12,375
Unicom Corporation                                         600            23,138
                                                                        --------
                                                                         385,469
ELECTRICAL EQUIPMENT - 3.0%
Emerson Electric Company                                   300            18,862
General Electric Company(6)                              2,900           327,700
Honeywell, Inc.                                            100            11,587
Rockwell International Company                             100             6,075
Solectron Corporation*                                     300            20,006
                                                                        --------
                                                                         384,230
ELECTRONICS - DEFENSE - 0.2%
Advanced Micro Devices, Inc.*                              300             5,419
Raytheon Company (Cl. B)                                   200            14,075
                                                                        --------
                                                                          19,494
ELECTRONICS - INSTRUMENTATION - 0.1%
EG & G, Inc.                                               200             7,125

                           49 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES H (ENHANCED INDEX)(CONTINUED)
                                                      NUMBER            MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS - 1.8%
Intel Corporation6                                       2,600          $154,700
LSI Logic Corporation*                                     300            13,838
Micron Technology, Inc.*                                   300            12,094
National Semiconductor
        Corporation*                                       400            10,125
Texas Instruments, Inc.                                    300            43,500
                                                                        --------
                                                                         234,257
ENGINEERING & CONSTRUCTION - 0.5%
Avondale Industries, Inc.*                               1,500            58,500

ENTERTAINMENT - 1.1%
King World Productions, Inc.*                              400            13,925
Time Warner, Inc.                                        1,100            79,200
Walt Disney Company                                      1,400            43,138
                                                                        --------
                                                                         136,263
EQUIPMENT - SEMICONDUCTORS - 0.4%
Applied Materials, Inc.*                                   700            51,712

FINANCIAL - DIVERSE - 3.4%
American Express Company                                   500            65,063
American General Corporation                               200            15,075
Associates First Capital Corporation                       600            26,588
Citigroup, Inc.(6)                                       3,500           166,250
Fannie Mae                                                 900            61,537
Freddie Mac                                                600            34,800
H & R Block, Inc.                                          100             5,000
Morgan Stanley Dean Witter
        & Company                                          600            61,500
SLM Holding Corporation                                    100             4,581
                                                                        --------
                                                                         440,394
FOODS - 0.7%
Bestfoods                                                  100             4,950
Conagra, Inc.                                              300             7,987
General Mills, Inc.                                        100             8,038
Heinz (H.J.) Company                                       200            10,025
Nabisco Group Holdings
        Corporation                                        300             5,869
Quaker Oats Company                                        100             6,637
Ralston Purina Group                                       100             3,044
Sara Lee Corporation                                       400             9,075
Unilever NY                                                500            34,875
                                                                        --------
                                                                          90,500
FOOTWEAR - 0.1%
Nike, Inc. (Cl. B)                                         200            12,662
Reebok International, Ltd.*                                200             3,725
                                                                        --------
                                                                          16,387

                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
GAMING & LOTTERY - 0.1%
Harrah's Entertainment, Inc.*                              200          $  4,400
Mirage Resorts, Inc.*                                      400             6,700
                                                                        --------
                                                                          11,100
GOLD & PRECIOUS METALS MINING - 0.0%
Barrick Gold Corporation                                   200             3,875

HEALTH CARE - DIVERSE - 2.9%
Abbott Laboratories                                      1,300            59,150
American Home Products
        Corporation                                      1,200            69,000
Bristol-Myers Squibb Company(6)                          1,800           126,788
Johnson & Johnson                                        1,200           117,600
                                                                        --------
                                                                         372,538
HEALTH CARE - LONG TERM CARE - 0.0%
HEALTHSOUTH Corporation*                                   200             2,987

HEALTH CARE - MANAGED CARE - 0.1%
Humana, Inc.*                                              200             2,587
United Healthcare Corporation                              100             6,263
Wellpoint Health Networks, Inc.*                           100             8,488
                                                                        --------
                                                                          17,338
HEALTH CARE - SPECIALIZED SERVICES - 0.6%
Alza Corporation*                                          200            10,175
VWR Scientific Products Corporation*                     1,800            66,038
                                                                        --------
                                                                          76,213
HOMEBUILDING - 0.3%
Centex Corporation*                                        600            22,537
PPG Industries, Inc.                                       100             5,906
Pulte Corporation                                          500            11,563
                                                                        --------
                                                                          40,006
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.3%
Maytag Corporation                                         200            13,937
Whirlpool Corporation                                      400            29,600
                                                                        --------
                                                                          43,537
HOUSEHOLD PRODUCTS - 1.5%
Clorox Company                                             100            10,681
Colgate-Palmolive Company                                  300            29,625
Kimberly-Clark Corporation                                 400            22,800
Newall Rubbermaid, Inc.                                    400            18,600
Procter & Gamble Company(6)                              1,200           107,100
                                                                        --------
                                                                         188,806
INSURANCE - BROKERS - 0.2%
AON Corporation                                            100             4,125
Marsh & McLennan Companies, Inc.                           200            15,100
                                                                        --------
                                                                          19,225
                           50 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES H (ENHANCED INDEX)(CONTINUED)
                                                      NUMBER            MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
INSURANCE - LIFE & HEALTH - 0.2%
AFLAC, Inc.                                                200          $  9,575
Lincoln National Corporation                               200            10,463
TransAmerica Corporation                                   100             7,500
                                                                        --------
                                                                          27,538
INSURANCE - MULTILINE - 1.2%
American International
Group, Inc.(6)                                           1,200           140,475
Cigna Corporation                                          100             8,900
Hartford Financial Services
        Group, Inc.                                        100             5,831
                                                                        --------
                                                                         155,206
INSURANCE - PROPERTY & CASUALTY - 0.3%
Allstate Corporation                                       400            14,350
Cincinnati Financial Corporation                           100             3,756
Executive Risk, Inc.                                       100             8,506
St. Paul Companies, Inc.                                   200             6,363
                                                                        --------
                                                                          32,975
INVESTMENT BANK/BROKERAGE - 0.9%
Bear Stearns Companies, Inc.                               500            23,375
Merrill Lynch & Company, Inc.                              300            23,981
Paine Webber Group, Inc.                                   500            23,375
Schwab (Charles) Corporation                               400            43,950
                                                                        --------
                                                                         114,681
IRON & STEEL - 0.2%
Bethlehem Steel Corporation*                             2,100            16,144
Worthington Industries, Inc.                               500             8,219
                                                                        --------
                                                                          24,363
LEISURE TIME - 0.0%
Mattel, Inc.                                               200             5,287

LODGING - HOTELS - 0.2%
Carnival Corporation (Cl. A)                               500            24,250
Marriott International, Inc. (Cl. A)                       100             3,737
                                                                        --------
                                                                          27,987
MACHINERY - DIVERSE - 1.0%
Briggs & Stratton                                          300            17,325
Case Corporation                                         1,400            67,375
Caterpillar, Inc.                                          500            30,000
Dover Corporation                                          100             3,825
Ingersoll-Rand Company                                     100             6,462
Timken Company                                             100             1,950
                                                                        --------
                                                                         126,937

                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 1.4%
AlliedSignal, Inc.                                         400          $ 25,200
Corning, Inc.                                              100             7,012
Illinois Tool Works, Inc.                                  200            16,400
ITT Industries, Inc.                                       100             3,813
Tenneco, Inc.                                              200             4,775
Textron, Inc.                                              300            24,694
Tyco International, Ltd.                                   700            66,325
United Technologies Corporation                            500            35,844
                                                                        --------
                                                                         184,063
MANUFACTURING - SPECIALIZED - 0.1%
CBS Corporation*                                           400            17,375

MEDICAL PRODUCTS & SUPPLIES - 0.8%
Baxter International, Inc.                                 200            12,125
Becton, Dickinson & Company                                100             3,000
Boston Scientific Corporation*                             800            35,150
Guidant Corporation                                        200            10,288
Medtronic, Inc.                                            500            38,937
St. Jude Medical, Inc.*                                    200             7,125
                                                                        --------
                                                                         106,625
METALS & MINING - 0.0%
Phelps Dodge Corporation                                   100             6,194

NATURAL GAS - 0.6%
Coastal Corporation                                        500            20,000
Enron Corporation                                          300            24,525
NICOR, Inc.                                                200             7,613
Sempra Energy                                              200             4,525
Sonat, Inc.                                                100             3,312
Williams Companies, Inc.                                   300            12,769
                                                                        --------
                                                                          72,744
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Pitney Bowes, Inc.                                         200            12,850

OIL - DOMESTIC - 0.2%
Atlantic Richfield Company                                 100             8,356
Occidental Petroleum Corporation                           200             4,225
Phillips Petroleum Company                                 200            10,062
USX-Marathon Group                                         200             6,512
                                                                        --------
                                                                          29,155
OIL - INTERNATIONAL - 3.5%
Chevron Corporation                                        800            76,150
Exxon Corporation(6)                                     2,300           177,388
Mobil Corporation                                          700            69,300
Royal Dutch Petroleum
        Company ADR6                                     1,800           108,450
Texaco, Inc.                                               400            25,000
                                                                        --------
                                                                         456,288

                           51 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES H (ENHANCED INDEX)(CONTINUED)
                                                      NUMBER            MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
OIL & GAS - DRILLING & EQUIPMENT - 0.1%
Halliburton Company                                        300          $ 13,575

OIL & GAS - EXPLORATION & PRODUCTION - 0.1%
Kerr-McGee Corporation                                     200            10,038
Unocal Corporation                                         100             3,963
                                                                        --------
                                                                          14,001
OIL & GAS - REFINING & MARKETING - 0.1%
Ashland, Inc.                                              200             8,025

PAPER & FOREST PRODUCTS - 0.4%
International Paper Company                                200            10,100
Potlatch Corporation                                       400            17,575
Westvaco Corporation                                       100             2,900
Weyerhaeuser Company                                       400            27,500
                                                                        --------
                                                                          58,075
PERSONAL CARE - 0.2%
Avon Products, Inc.                                        100             5,550
Gillette Company                                           400            16,400
                                                                        --------
                                                                          21,950
PHARMACEUTICALS - 3.7%
Eli Lilly & Company                                        900            64,462
Merck & Company, Inc.(6)                                 2,100           155,400
Pfizer, Inc.6                                            1,200           131,700
Pharmacia & Upjohn, Inc.                                   300            17,044
Schering-Plough Corporation                              1,200            63,600
Warner-Lambert Company                                     700            48,563
Watson Pharmaceuticals, Inc.*                              100             3,506
                                                                        --------
                                                                         484,275
PHOTOGRAPHY/IMAGING - 0.4%
Eastman Kodak Company                                      400            27,100
Xerox Corporation                                          500            29,531
                                                                        --------
                                                                          56,631
PUBLISHING - 0.3%
Deluxe Corporation                                         600            23,362
Knight-Ridder, Inc.                                        200            10,987
McGraw-Hill Companies, Inc.                                100             5,394
R.R. Donnelley & Sons Company                              100             3,706
                                                                        --------
                                                                          43,449
PUBLISHING - NEWSPAPER - 0.1%
Gannett Company, Inc.                                      200            14,275

RAILROADS - 0.2%
Burlington Northern Sante Fe
        Corporation                                        300             9,300
CSX Corporation                                            100             4,531
Norfolk Southern Corporation                               300             9,038
Union Pacific Corporation                                  100             5,831
                                                                        --------
                                                                          28,700
                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
RESTAURANTS - 0.4%
Darden Restaurants, Inc.                                   100          $  2,181
McDonald's Corporation                                   1,100            45,444
Tricon Global Restaurants, Inc.*                           200            10,825
                                                                        --------
                                                                          58,450
RETAIL - APPAREL - 0.4%
Gap, Inc.                                                  750            37,781
TJX Companies, Inc.                                        200             6,663
The Limited, Inc.                                           96             4,356
                                                                        --------
                                                                          48,800
RETAIL - BUILDING SUPPLIES - 1.0%
Home Depot, Inc.                                         1,700           109,544
Lowe's Companies, Inc.                                     400            22,675
                                                                        --------
                                                                         132,219
RETAIL - DEPARTMENT STORES - 0.7%
Dillard's, Inc.                                            100             3,512
Federated Department Stores, Inc.*                         300            15,881
J.C. Penney Company, Inc.                                  500            24,281
Kohl's Corporation*                                        400            30,875
May Department Stores Company                              300            12,263
Nordstrom, Inc.                                            100             3,350
                                                                        --------
                                                                          90,162
RETAIL - DRUG STORES - 0.3%
CVS Corporation                                            300            15,338
Rite Aid Corporation                                       100             2,462
Walgreen Company                                           700            20,563
                                                                        --------
                                                                          38,363
RETAIL - FOOD CHAINS - 0.5%
Albertson's, Inc.                                          163             8,405
Great Atlantic & Pacific Tea
        Company, Inc.                                      300            10,144
Kroger Company*                                          1,000            27,938
Safeway, Inc.*                                             500            24,750
                                                                        --------
                                                                          71,237
RETAIL - GENERAL MERCHANDISE - 2.1%
Consolidated Stores Corporation*                           100             2,700
Costco Companies, Inc.*                                    300            24,019
Dayton Hudson Corporation                                  300            19,500
Dollar General Corporation                                 200             5,800
Kmart Corporation*                                         400             6,575
Wal-Mart Stores, Inc.(6)                                 4,400           212,300
                                                                        --------
                                                                         270,894
                           52 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES H (ENHANCED INDEX)(CONTINUED)
                                                      NUMBER            MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
RETAIL - SPECIALTY - 0.5%
Autozone, Inc.*                                            300          $  9,037
Circuit City Stores - Circuit City
        Group                                              300            27,900
Office Depot, Inc.*                                        500            11,031
Staples, Inc.*                                             400            12,375
                                                                        --------
                                                                          60,343
SAVINGS & LOANS - 0.1%
Washington Mutual, Inc.                                    400            14,150

SERVICES - ADVERTISING & MARKETING - 0.1%
Interpublic Group of Companies, Inc.                       100             8,662
Omnicom Group, Inc.                                        100             8,000
                                                                        --------
                                                                          16,662
SERVICES - COMMERCIAL & CONSUMER - 0.1%
IMS Health, Inc.                                           200             6,250
Laidlaw, Inc.                                              100               738
                                                                        --------
                                                                           6,988
SERVICES - DATA PROCESSING - 0.7%
Automatic Data Processing, Inc.                            500            22,000
Ceridian Corporation*                                      300             9,806
Electronic Data Systems
        Corporation                                        400            22,625
First Data Corporation                                     300            14,681
Paychex, Inc.                                              850            27,094
                                                                        --------
                                                                          96,206
TELECOMMUNICATION - CELLULAR - 0.2%
Nextel Communications, Inc. (Cl. A)*                       400            20,075
Sprint Corporation (PSC Group)*                            200            11,425
                                                                        --------
                                                                          31,500
TELECOMMUNICATION - LONG DISTANCE - 2.9%
AT&T Corporation                                         2,300           128,369
MCI WorldCom, Inc.*(6)                                   1,700           146,625
Sprint Corporation (Fon Group)                             800            42,250
Vodafone Airtouch PLC ADR                                  300            59,100
                                                                        --------
                                                                         376,344
TELEPHONE - 3.5%
Aliant Communications, Inc.                                200             9,237
Ameritech Corporation                                      900            66,150
Bell Atlantic Corporation                                1,300            84,987
BellSouth Corporation                                    1,700            79,687
Centurytel, Inc.                                           100             3,975
Frontier Corporation                                       200            11,800
GTE Corporation                                            900            68,119
SBC Communications, Inc.                                 1,700            98,600
U S West, Inc.                                             500            29,375
                                                                         -------
                                                                         451,930

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
TEXTILES - APPAREL - 1.0%
Fruit of the Loom, Inc. (Cl. A)*                            400      $     3,900
St. John Knits, Inc.                                      4,200          122,850
                                                                     -----------
                                                                         126,750
TEXTILES - HOME FURNISHINGS - 0.1%
Spring Industries, Inc. (Cl. A)                            200             8,725

TIRE & RUBBER PRODUCTS - 0.1%
Goodyear Tire & Rubber Company                             300            17,644

TOBACCO - 1.0%
Philip Morris Companies, Inc.                            2,700           108,506
R.J. Reynolds Tobacco Holdings, Inc.*                        1                32
UST, Inc.                                                  800            23,400
                                                                     -----------
                                                                         131,938
TRUCKING - 0.2%
FDX Corporation*                                           500            27,125

TRUCKING PARTS & SUPPLIES - 0.1%
Navistar International Corporation*                        200            10,000

WASTE MANAGEMENT - 1.5%
Browning-Ferris Industries, Inc.(6)                      3,800           163,400
Waste Management, Inc.                                     500            26,875
                                                                     -----------
                                                                         190,275
                                                                     -----------
        Total common stocks - 81.8%                 10,624,109

U.S. GOVERNMENT & AGENCIES
U.S. TREASURY - 1.4%
U.S. Treasury Bill,
        4.48% - 8/19/99(6)                         $   180,000           178,918
                                                                     -----------
        Total investments - 83.2%                                     10,803,027
        Cash and other assets,
          less liabilities - 16.8%                                     2,188,297
                                                                     -----------
        Total net assets - 100.0%                                    $12,991,324
                                                                     ===========

                           53 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES I (INTERNATIONAL)
                                                      NUMBER            MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------
AUSTRALIA - 2.7%
Brambles Industries, Ltd.                                1,800       $    47,419
Cable & Wireless Optus, Ltd.*                            5,200            11,840
Tabcorp Holdings, Ltd.                                   3,600            24,257
Westpac Banking Corporation, Ltd.                        5,300            34,379
WMC, Ltd.                                                6,000            25,774
                                                                     -----------
                                                                         143,669
AUSTRIA - 0.7%
Erste Bank der oesterreichischen
        Sparkassen AG                                      700            39,915

BERMUDA - 0.5%
Global Crossing, Ltd.*                                     600            25,537

BOTSWANA - 0.2%
Sechaba Breweries, Ltd.                                 11,000            12,587

BRAZIL - 0.8%
Petroleo Brasileiro S.A. ADR                             1,500            22,410
Telecomunicacoes Brasilerias
        S.A. ADR                                           200            18,038
                                                                     -----------
                                                                          40,448
CANADA - 4.2%
BCE Emergis, Inc.*                                         420            10,939
Nortel Networks Corporation                              1,500           127,694
Rogers Communications, Inc.(Cl. B)*                      1,930            30,839
Toronto-Dominion Bank                                    1,200            54,118
                                                                     -----------
                                                                         223,590
FINLAND - 1.2%
Nokia Oyj ADR (Cl. A)                                      300            27,469
Stora Enso Oyj                                           2,300            24,669
UPM-Kymmene Oyj                                            400            11,468
                                                                     -----------
                                                                          63,606
FRANCE - 13.0%
Axa                                                        500            61,001
Banque Nationale de Paris                                  410            34,165
Canal Plus                                                 280            78,573
Carrefour S.A                                              322            47,321
Elf Aquitaine S.A                                          300            44,026
Danone S.A                                                 100            25,783
Seita                                                      700            40,427
Societe Generale - (Cl. A)                                 300            52,875
Societe Generale d'Enterprises S.A                       1,100            53,318
Suez Lyonnaise des Eaux                                    400            72,150
Total Fina S.A. (Cl. B)                                    700            90,311
Union du Credit-Bail Immobilier                            300            38,395
Vivendi                                                    654            52,980
                                                                     -----------
                                                                         691,325
                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
GERMANY - 7.5%
DaimlerChrysler AG*                                        570          $ 49,379
Deutsche Telekom AG                                        800            33,579
Hoechst AG                                               1,400            63,095
HypoVereinsbank                                            860            55,876
Intershop Communications AG*                               100            24,081
Linde AG                                                    46            27,562
Mannesmann AG                                              500            74,615
Metro AG                                                   700            43,459
Software AG*                                               459            14,674
Stinnes AG*                                                710            11,056
                                                                        --------
                                                                         397,376
GREECE - 0.3%
Hellenic Telecommunications
        Organization S.A                                   400             8,574
Panafon Hellenic Telecom S.A.*                             400             9,647
                                                                        --------
                                                                          18,221
HONG KONG - 2.4%
China Telecom (Hong Kong), Ltd.*                        14,000            38,884
Cosco Pacific, Ltd.                                     22,000            18,289
First Pacific Company, Ltd.                             22,000            18,714
Hutchison Whampoa, Ltd.                                  2,000            18,108
New World Infrastructure, Ltd.*                          8,600            16,183
Wharf Holdings, Ltd.                                     5,000            15,595
                                                                        --------
                                                                         125,773

INDONESIA - 1.1%
PT Hanjaya Mandala Sampoerna TBK*                        6,600            15,146
PT Indah Kiat Pulp & Paper
        Corporation TBK*                                29,000            13,478
PT Telekomunikasi Indonesia                             53,460            31,059
                                                                        --------
                                                                          59,683
IRELAND - 2.3%
Bank of Ireland                                          3,270            54,969
CRH PLC                                                  3,700            65,632
                                                                        --------
                                                                         120,601
ITALY - 6.2%
Assicurazioni Generali                                   1,600            55,443
Banca Monte dei Paschi di Siena SpA*                     2,700            12,062
Banca Popolare di Bergamo
        Credito Varesino SpA                             1,430            31,412
Banca Popolare di Milano                                 4,000            30,898
Banco Commerciale Italiana                               6,500            47,461
Seat Pagine Gialle SpA                                  20,400            27,876
Telecom Italia SpA                                       7,270            75,575
Unicredito Italiano SpA                                 11,400            50,084
                                                                        --------
                                                                         330,811
                           54 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES I (INTERNATIONAL)(CONTINUED)
                                                      NUMBER            MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------
JAPAN - 9.9%
Bridgestone Corporation                                  1,000          $ 30,238
Canon, Inc.                                              1,000            28,751
Fuji Heavy Industries, Ltd.                              9,000            69,448
Fujitsu, Ltd.                                            4,000            80,469
Murata Manufacturing
        Company, Ltd.                                    1,000            65,763
Nippon Telegraph & Telephone
        Corporation                                          4            46,596
NTT Mobile Communications
        Network, Inc.                                        4            54,197
Sanrio Company, Ltd.                                     1,000            34,038
Softbank Corporation                                       100            20,250
Suzuki Motor Company                                     1,000            15,904
Takeda Chemical Industries                                 900            41,714
Yamanouchi Pharmaceutical
        Company, Ltd.                                    1,000            38,252
                                                                        --------
                                                                         525,620
MEXICO - 1.3%
Grupo Financiero Bancomer
        S.A. de C.V. (Cl. O)                            65,300            23,499
Grupo Televisa S.A. GDR*                                   700            31,369
Telefonos de Mexico S.A. ADR                               200            16,162
                                                                        --------
                                                                          71,030
NETHERLANDS - 8.0%
ASM Lithography Holding N.V.*                              570            32,978
Benckiser N.V. (Cl. B)                                     700            37,359
Equant N.V.*                                               800            73,759
Ing Groep N.V                                            1,200            64,972
Koninklijke (Royal) Philips
        Electronics N.V                                    460            45,376
Koninklijke Ahold N.V                                    1,900            65,446
Libertel N.V.*                                           1,050            20,574
Nutreco Holding N.V                                      1,100            39,024
United Pan-Europe
        Communications N.V.*                               550            29,836
Vedior N.V                                               1,110            18,888
                                                                        --------
                                                                         428,212
POLAND - 0.3%
Telekomunikacja Polska S.A. GDR                          2,400            16,822

PORTUGAL - 1.1%
Banco Comercial Portugues S.A                            1,210            31,359
BPI-SGPS S.A                                             1,304            27,367
                                                                        --------
                                                                          58,726

                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
SINGAPORE - 1.5%
Natsteel Electronics, Ltd.                               5,400          $ 23,630
Oversea-Chinese Banking
        Corporation, Ltd.                                4,500            37,533
Wing Tai Holdings, Ltd.                                 16,000            21,145
                                                                        --------
                                                                          82,308
SOUTH KOREA - 1.3%
Korea Electric Power Corporation ADR                     1,300            26,650
Korea Telecom Corporation ADR*                             500            20,000
Shinhan Bank GDR*                                        1,000            22,300
                                                                        --------
                                                                          68,950
SPAIN - 5.2%
Argentaria, Caja Postal y Banco
        Hipotecario de Espana S.A                        2,500            56,953
Banco Santander Central
        Hispano S.A                                      3,412            35,540
Fomento de Construcciones y
        Contratas S.A                                    1,300            74,408
Repsol S.A                                               2,110            43,086
Telefonia Publicidad e
        Informacion S.A.*                                  200             3,991
Telefonica S.A                                           1,290            62,142
                                                                        --------
                                                                         276,120
SWEDEN - 4.9%
Atlas Copco AB (Cl. A)                                   1,600            43,566
Electrolux AB (Cl. B)                                    3,300            69,090
S.K.F. AB (Cl. B)                                          740            13,665
Sandvik AB (Cl. B)                                       1,590            35,159
Skandinaviska Enskilda
        Banken (Cl .A)                                   4,200            48,906
Svenska Cellulosa AB (Cl. B)                               500            12,938
Telefonaktiebolaget
        LM Ericsson (Cl. B)                              1,210            38,782
                                                                      ----------
                                                                         262,106
SWITZERLAND - 2.8%
ABB Ltd.*                                                  324            30,551
UBS AG                                                     200            59,694
Zurich Allied AG                                           100            56,864
                                                                      ----------
                                                                         147,109
TURKEY - 0.3%
Akbank T.A.S                                           526,900             7,741
Haci Omer Sabanci Holding AS                           456,200            10,161
                                                                      ----------
                                                                          17,902

                           55 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES I (INTERNATIONAL)(CONTINUED)
                                                      NUMBER            MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - 15.7%
Barclays PLC                                             2,000        $   58,292
BP Amoco PLC ADR                                           500            54,250
British Land Company PLC                                 6,140            50,764
British Telecommunications PLC                           2,440            40,769
Colt Telecom Group PLC*                                  3,330            69,918
Compass Group PLC                                        4,170            41,312
Glaxo Wellcome PLC                                       1,530            42,495
Hanson PLC                                               2,560            22,437
Invensys PLC                                            12,812            60,688
Marks & Spencer PLC                                      5,340            31,060
Next PLC                                                 2,070            25,157
Orange PLC*                                              2,750            40,444
Pearson PLC                                              1,750            35,392
Peninsular & Oriental Steam
        Navigation Company                               3,120            46,869
Railtrack Group PLC                                      2,130            43,446
Sema Group PLC                                           3,460            33,351
Shell Transport & Trading Company                        6,800            50,968
Telewest Communications PLC*                             3,600            16,059
Vodafone AirTouch PLC                                    3,630            71,754
                                                                      ----------
                                                                         835,425
UNITED STATES - 1.4%
Global Telesystems Group, Inc.*                            700            56,700
MIH, Ltd.*                                                 700            18,550
                                                                      ----------
                                                                          75,250
                                                                      ----------
        Total common stocks - 96.8%                                    5,158,722
                                                                      ----------
        Cash and other assets,
             less liabilities - 3.2%                                     171,322
                                                                      ----------
        Total net assets - 100.0%                                     $5,330,044
                                                                      ==========


INVESTMENT CONCENTRATION
At June 30, 1999, Series I's investment concentration, by industry, was as follows:

Advertising                                                                 0.1%
Appliances                                                                  1.3%
Automobiles                                                                 2.5%
Banks & Credit                                                             17.7%
Beverages                                                                   0.2%
Broadcast Media                                                             2.4%
Building & Construction                                                     5.7%
Chemicals                                                                   1.2%
Computer Software                                                           1.9%

INVESTMENT CONCENTRATION (CONTINUED)
--------------------------------------------------------------------------------
Computer Systems                                                            3.5%
Electric Utilities                                                          0.5%
Electronics                                                                 2.5%
Engineering                                                                 1.1%
Entertainment                                                               1.1%
Financial Services                                                          1.5%
Food Processing                                                             2.0%
Food Wholesalers                                                            1.2%
Household Products                                                          0.7%
Industrial Services                                                         1.0%
Insurance                                                                   3.3%
Machinery                                                                   1.4%
Manufacturing                                                               2.6%
Medical                                                                     0.8%
Metals & Minerals                                                           0.8%
Office Equipment                                                            0.5%
Oil                                                                         5.7%
Paper & Forest Products                                                     1.2%
Pharmaceuticals                                                             1.5%
Publishing                                                                  0.5%
Real Estate Development                                                     2.4%
Retail                                                                      2.8%
Services                                                                    0.7%
Telecommunications                                                         19.5%
Tire & Rubber                                                               0.6%
Tobacco                                                                     1.0%
Toys & Sporting Goods                                                       0.6%
Transportation                                                              2.8%
Cash and other assets, less liabilities                                     3.2%
                                                                      ----------
        Total net assets                                                  100.0%
                                                                      ==========
SERIES J (MID CAP)
                                                      NUMBER            MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------
BANKS - MAJOR REGIONAL - 3.2%
BankBoston Corporation                                   64,300      $ 3,287,338
Northern Trust Corporation                               60,000        5,820,000
                                                                     -----------
                                                                       9,107,338
CHEMICALS - BASIC - 0.9%
Great Lakes Chemical Corporation                         59,300        2,731,506

COMMUNICATION EQUIPMENT - 8.1%
Comverse Technology, Inc.*                              300,000       22,650,000
Transcrypt International, Inc.*                         419,700          577,088
                                                                     -----------
                                                                      23,227,088

                           56 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES J (MID CAP)(CONITNUED)
                                                      NUMBER            MARKET
COMMON STOCKS(CONTINUED)                             OF SHARES          VALUE
--------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES -18.7%
American Management
        Systems, Inc.*                                 140,000       $ 4,488,750
Aspect Development, Inc.*                               92,000         1,702,000
AXENT Technologies, Inc.*                              326,000         3,626,750
Computer Sciences Corporation*                          88,000         6,088,500
DST Systems, Inc.*                                      45,700         2,873,387
Electronic Processing, Inc.*                            90,000           933,750
Harbinger Corporation*                                 270,000         3,375,000
HNC Software, Inc.*                                     89,100         2,745,394
Rational Software Corporation*                         372,000        12,252,750
Safeguard Scientifics, Inc.*                           113,000         7,006,000
Sterling Commerce, Inc.*                                60,000         2,190,000
VERITAS Software Corporation*                           70,000         6,645,625
                                                                     -----------
                                                                      53,927,906

ELECTRICAL EQUIPMENT - 2.3%
Maxwell Technologies, Inc.*                            280,600         6,751,937

ELECTRONIC EQUIPMENT - 2.5%
Lernout & Hauspie Speech
        Products N.V.*                                 200,000         7,087,500


ELECTRONICS - INSTRUMENTATION - 5.3%
EG&G, Inc.                                             120,000         4,275,000
PE Corp - PE Biosystems Group                           60,000         6,885,000
Sawtek, Inc.*                                           92,000         4,220,500
                                                                     -----------
                                                                      15,380,500
ELECTRONICS - SEMICONDUCTORS - 3.0%
S3, Inc.*                                              298,000         2,709,937
Uniphase Corporation*                                   36,000         5,976,000
                                                                     -----------
                                                                       8,685,937
ENTERTAINMENT - 2.2%
Cinar Corporation (Cl. B)*                             112,300         2,751,350
Metromedia International Group, Inc.*                  467,000         3,502,500
                                                                     -----------
                                                                       6,253,850
HEALTH CARE - BIOTECHNOLOGY - 4.3%
Celera Genomics*                                        90,000         1,456,875
Ligand Pharmaceuticals, Inc. (Cl. B)*                  458,000         5,095,250
Millennium Pharmaceuticals, Inc.*                      150,000         5,400,000
Trimeris, Inc.*                                         29,200           423,400
                                                                     -----------
                                                                      12,375,525
HEALTH CARE - MANAGED CARE - 1.0%
United Healthcare Corporation                           44,000         2,755,500
Health Care - Specialized Services - 1.9%
Cryolife, Inc.*                                         93,000         1,139,250
Shire Pharmaceuticals Group, PLC*                      169,000         4,394,000
                                                                     -----------
                                                                       5,533,250

                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT - 0.8%
Quorum Health Group, Inc.*                             181,400       $ 2,278,838
Insurance - Life/Health - 4.5%
AFLAC, Inc.                                            210,000        10,053,750
UNUM Corporation                                        55,000         3,011,250
                                                                     -----------
                                                                      13,065,000
INSURANCE - PROPERTY & CASUALTY - 1.1%
Horace Mann Educators Corporation                      114,000         3,099,375
Leisure Time Products - 1.5%
Hasbro, Inc.                                           156,000         4,358,250
Manufacturing - Specialized - 1.1%
Catalytica, Inc.*                                      228,000         3,192,000

MEDICAL PRODUCTS & SUPPLIES - 3.6%
CLOSURE Medical Corporation*                           177,000         5,310,000
Stryker Corporation                                     58,000         3,487,250
Sunrise Medical, Inc.*                                 220,000         1,567,500
                                                                     -----------
                                                                      10,364,750
OIL - INTERNATIONAL - 1.7%
Tesoro Petroleum Corporation*                          315,100         5,021,906

OIL & GAS - DRILLING & EQUIPMENT - 3.0%
ENSCO International, Inc.                              186,000         3,708,375
Nabors Industries, Inc.*                               140,000         3,421,250
Transocean Offshore, Inc.                               60,000         1,575,000
                                                                     -----------
                                                                       8,704,625
OIL & GAS - EXPLORATION & PRODUCTION - 7.2%
Anadarko Petroleum Corporation                         188,000         6,920,750
Apache Corporation                                     200,000         7,800,000
Burlington Resources, Inc.                             140,000         6,055,000
                                                                     -----------
                                                                      20,775,750
PHARMACEUTICALS - 6.7%
Dura Pharmaceuticals, Inc.*                            247,000         2,948,562
Mylan Laboratories, Inc.                               348,700         9,240,550
Teva Pharmaceutical
Industries, Ltd. ADR                                   145,000         7,105,000
                                                                     -----------
                                                                      19,294,112
PUBLISHING - NEWSPAPER - 1.5%
E.W. Scripps Company (Cl. A)                            91,000         4,328,188

RESTAURANTS - 1.1%
Cheesecake Factory, Inc.*                              106,500         3,248,250

RETAIL - GENERAL MERCHANDISE - 1.5%
Dollar Tree Stores, Inc.*                              101,250         4,455,000

RETAIL - SPECIALTY - 0.2%
Keystone Automotive Industries, Inc.*                   25,000           434,375

                           57 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES J (MID CAP)(CONITNUED)
                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER            MARKET
COMMON STOCKS(CONTINUED)                             OF SHARES          VALUE
--------------------------------------------------------------------------------
SERVICES - ADVERTISING & MARKETING - 3.2%
Acxiom Corporation*                                    220,000       $ 5,486,250
True North Communications, Inc.                        120,000         3,600,000
                                                                     -----------
                                                                       9,086,250

SERVICES - COMMERCIAL & CONSUMER - 3.2%
Angelica Corporation                                   180,300         3,177,788
Cerner Corporation*                                    255,000         5,347,031
FTI Consulting, Inc.*                                  143,300           752,325
                                                                       ---------
                                                                       9,277,144
SERVICES - COMPUTER SYSTEMS - 2.4%
Comdisco, Inc.                                         110,000         2,818,750
Complete Business Solutions, Inc.*                     225,000         4,035,938
                                                                    ------------
                                                                       6,854,688
TRANSPORTATION - 1.7%
Expeditors International of
        Washington, Inc.                               180,000         4,905,000
                                                                    ------------
        Total common stocks - 99.4%                                  286,561,338
        Cash and other assets,
          less liabilities - 0.6%                                      1,724,149
                                                                    ------------
        Total net assets - 100.0%                                   $288,285,487
                                                                    ============

SERIES K (GLOBAL STRATEGIC INCOME)

CORPORATE BONDS
AIRLINES - 0.4%
Airtran Airlines, Inc.,
        10.5% - 2001(6)                           $     50,000      $     48,625

AUTOMOTIVE - 1.6%
Accuride Corporation,
9.25% - 20086                                           50,000            47,875
Exide Corporation, 10% - 2005(6)                        50,000            49,750
Federal Mogul Corporation,
        7.25% - 2009(6)                                 50,000            46,187
Hayes Lemmerz International, Inc.,
        8.25% - 2008(6)                                 50,000            47,125
                                                                    ------------
                                                                         190,937

                                                     PRINCIPAL          MARKET
CORPORATE BONDS(CONTINUED)                            AMNOUNT           VALUE
--------------------------------------------------------------------------------
BASIC INDUSTRY - 3.7%
Corning Consumer Product,
        9.625% - 2008(6)                          $     50,000      $     45,438
Doman Industries Ltd.,
        8.75% - 2004(6)                                 50,000            32,375
        12.00% - 2004(6)                                25,000            24,062
Fairfield Manufacturing
        Company, Inc., 9.625% - 2008(6)                 50,000            49,813
Grove Worldwide LLC/CAPL,
        9.25% 2008(6)                                   50,000            42,875
Huntsman ICI Chemicals,
        10.125% - 2009(6)                               40,000            40,100
Integrated Circuit Systems,
        11.5% - 2009(6)                                 50,000            50,000
Numatics, Inc., 9.625% - 2008(6)                        50,000            45,312
Roller Bearing Company of
        America, 9.625% - 2007(6)                       50,000            47,375
Sweethart Cup Company, Inc.,
        9.625% - 2000(6)                                50,000            48,625
Vlasic Foods International, Inc.,
        10.25% - 2009(6)                                25,000            24,625
                                                                    ------------
                                                                         450,600
BUILDING MATERIALS - 0.4%
Nortek, Inc., 9.25% - 2007(6)                           50,000            50,125


CAPITAL GOODS - 2.2%
Advanced Micro Devices,
11% - 2003(6)                                           50,000            51,000
Amkor Technologies, Inc.,
        9.25% - 2006(6)                                 50,000            48,562
Anthony Crane Rental LP,
        10.375% - 2008(6)                               50,000            50,188
Clark Material Handling,
        10.75% - 2006(6)                                50,000            44,375
Fonda Group, Inc., 9.25% - 2007(6)                      25,000            21,750
Polaroid Corporation,
11.5% - 2006(6)                                         50,000            52,375
                                                                    ------------
                                                                         268,250
CHEMICALS - 0.8%
Lyondell Chemical Company,
        9.625% - 2007(6)                                15,000            15,375
        10.875% - 2009(6)                               25,000            26,000
Sovereign Specialty Chemicals,
        9.5% - 2007(6)                                  25,000            25,594
Terra Industries, 10.5% - 2005(6)                       30,000            30,112
                                                                    ------------
                                                                          97,081

                           58 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES K (GLOBAL STRATEGIC INCOME)(CONTINUED)
                                                     PRINCIPAL          MARKET
CORPORATE BONDS(CONTINUED)                            AMOUNT            VALUE
--------------------------------------------------------------------------------
COMMUNICATIONS - 1.1%
Alaska Communications Systems,
        9.375% - 2009(6)                              $ 40,000          $ 39,100
American Media Operation,
        10.25% - 2009(6)                                25,000            25,031
Covad Communications Group,
        13.5% - 2008(2,6)                               50,000            27,188
Loral Space and Communications,
        Ltd., 9.25% - 2006(6)                           50,000            43,625
                                                                        --------
                                                                         134,944
CONSTRUCTION MACHINERY - 1.2%
Argo-Tech Corporation,
        8.625% - 2007(6)                                50,000            48,125
Bucyrus International,
9.75% - 2007(6)                                         50,000            48,687
Henry Company, 10.00% - 2008(6)                         50,000            47,375
                                                                        --------
                                                                         144,187
CONSUMER CYCLICAL - OTHER - 0.4%
Gaylord Container Corporation,
        9.375% - 2007(6)                                50,000            46,375

CONSUMER NONCYCLICAL - OTHER - 2.0%
Crown Castle International
Corporation, 9.00% - 2011(6)                            40,000            39,200
Deutsche BK CAP FDG TR 1,
        7.872% - 2049(2,6)                            100,000            96,254
Von Hoffman Press, Inc.,
        10.375% - 2007(6)                               50,000            51,375
World Color Press, Inc.,
        8.375% - 2008(6)                                50,000            48,750
                                                                        --------
                                                                         235,579
CONSUMER PRODUCTS - 0.7%
Bell Sports, Inc., 11.00% - 2008(6)                     50,000            50,313
Chattem, Inc., 8.875% - 2008(6)                         20,000            19,750
Purina Mills, Inc., 9.00% - 2010(6)                     25,000            19,687
                                                                        --------
                                                                          89,750
ENERGY - OTHER - 0.4%
Zilog, Inc., 9.25% - 2005(6)                            50,000            43,875

ENERGY - REFINING - 0.4%
Clark Refining & Marketing, Inc.,
        8.375% - 2007(6)                                30,000            27,637
        8.625% - 2008(6)                                20,000            18,925
                                                                        --------
                                                                          46,562
ENTERTAINMENT - 1.2%
LDM Technologies, Inc.,
        10.75% - 2007(6)                                50,000            51,625
Loews Cineplex Entertainment,
        8.875% - 2008(6)                                50,000            48,500
True Temper Sports, Inc.,
        10.875% - 2008(6)                               50,000            42,625
                                                                        --------
                                                                         142,750

                                                        PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT            VALUE
--------------------------------------------------------------------------------
FINANCE - OTHER - 4.7%
APP International Finance,
        11.75% - 2005(6)                              $ 50,000          $ 39,125
BNP US Funding LLC,
        7.738% - 2049(2,6)                             100,000            95,875
Conseco Finance TR III,
        8.796% - 2027(6)                               100,000            91,250
Natexis AMBS Company LLC,
        8.44% - 2049(2,6)                              100,000            95,453
RBF Finance Company,
        11.00% - 2006(6)                                50,000            50,875
Socgen Real Estate LLC,
        7.64% - 2049(2,6)                              100,000            93,875
Sun Life Can, 8.526% - 2049(6)                         100,000            99,625
                                                                        --------
                                                                         566,078
FOOD - 0.8%
Aurora Foods, Inc., 8.75% - 2008(6)                     50,000            50,375
B&G Foods, Inc., 9.625% - 2007(6)                       50,000            46,875
                                                                          ------
                                                                          97,250
GAMING - 0.6%
AMC Entertainment, Inc.,
        9.50% - 2011(6)                                 50,000            47,625
Hollywood Casino Corporation,
        11.25% - 2007(6)                                25,000            25,062
                                                                          ------
                                                                          72,687
HEALTHCARE - 1.4%
Alaris Medical, Inc.,
        11.125% - 2008(2,6)                             50,000            27,438
DJ Orthopedics LLC,
12.625% - 2009(6)                                       25,000            24,500
Lifepoint Hospitals Holding,
        10.75% - 2009(6)                                15,000            15,262
Mediq, Inc. / PRN Life Sup,
        11.00% - 2008(6)                                50,000            39,625
Triad Hospitals Holdings,
        11.00% - 2009(6)                                40,000            40,700
Universal Hospital Services,
        10.25% - 2008(6)                                25,000            22,187
                                                                        --------
                                                                         169,712
HOME CONSTRUCTION - 1.2%
Beazer Homes USA, 8.875% - 2008(6)                      50,000            47,875
Engle Homes, Inc., 9.25% - 2008(6)                      50,000            48,500
Standard Pacific Corporation,
        8.50% - 2009(6)                                 50,000            49,250
                                                                        --------
                                                                         145,625
INSURANCE - PROPERTY & CASUALTY - 0.8%
American Financial Group,
        7.125% - 2009(6)                               100,000            93,625

LODGING - 0.4%
John Q. Hammons Hotels,
        8.875% - 2004(6)                                50,000            46,500

                           59 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES K (GLOBAL STRATEGIC INCOME)(CONTINUED)
                                                     PRINCIPAL          MARKET
CORPORATE BONDS(CONTINUED)                            AMOUNT            VALUE
--------------------------------------------------------------------------------
MEDIA - 1.8%
Adelphia Communications,
        8.375% - 2008(6)                              $ 50,000          $ 49,500
Cablevision SA, 13.75% - 2009(6)                        25,000            23,062
Charter Communications
        Holdings LLC, 8.25% - 2007(6)                   50,000            47,875
Echostar DBS Corporation,
        9.375% - 2009(6)                                50,000            51,000
Granite Broadcasting,
8.875% - 2008(6)                                        50,000            48,125
                                                                        --------
                                                                         219,562
METALS - 2.6%
Acetex Corporation, 9.75% - 2003(6)                     50,000            46,875
Armco, Inc., 9.00% - 2007(6)                            50,000            50,875
Bayou Steel Corporation,
        9.50% - 2008(6)                                 50,000            48,875
Bulong Operations PTY,
        12.5% - 2008(6)                                 20,000            20,150
Neenah Corporation,
        11.125% - 2007(6)                               50,000            49,438
Silgan Holdings, Inc., 9.00% - 2009(6)                  75,000            76,688
Wells Aluminum Corporation,
        10.125% - 2005(6)                               15,000            14,775
                                                                        --------
                                                                         307,676
OIL FIELD SERVICES - 2.1%
Abraxas Petro / CN Abraxas,
        11.50% - 2004(6)                                50,000            31,375
Cross Timbers Oil Company,
        9.25% - 2007(6)                                 50,000            49,625
Husky Oil, Ltd., 7.55% - 2016(6)                        80,000            75,100
Pride Petroleum Services, Inc.,
9.375% - 2007(6)                                        50,000            49,625
Tuboscope, Inc., 7.50% - 2008(6)                        50,000            43,875
                                                                        --------
                                                                         249,600
PACKAGING - 0.7%
Container Corporation of America,
10.75% - 2002(6)                                        50,000            52,750
Packaging Corporation of America,
        9.625% - 2009(6)                                35,000            35,263
                                                                        --------
                                                                          88,013
PAPER - 0.4%
Consumers International,
        10.25% - 2005(6)                                50,000            50,875

PHARMACEUTICALS - 0.2%
Duane Reade, Inc., 9.25% - 2008(6)                      25,000            25,000

REAL ESTATE INVESTMENT TRUSTS - 0.8%
Avalonbay Communities,
        6.625% - 2005(6)                               100,000            96,000

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER           MARKET
CORPORATE BONDS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - 1.0%
Exodus Communications,
        11.25% - 2008(6)                              $ 25,000          $ 26,000
Fisher Scientific International,
        9.00% - 2008(6)                               $ 50,000            47,375
Verio, Inc., 11.25% - 2008(6)                         $ 50,000            52,375
                                                                        --------
                                                                         125,750
TELECOMMUNICATIONS - 2.4%
BTI Telecom Corporation,
        10.50% - 2007(6)                              $ 50,000            44,875
Fairchild Semiconductor,
        10.375% - 2007(6)                             $ 50,000            49,500
Intermedia Communication,
        11.25% - 2007(2,6)                            $ 50,000            35,688
Iridium LLC/Capital Corporation,
        14.00% - 2005(6)                              $ 50,000            12,375
Optel, Inc., 11.50% - 2008(6)                         $ 50,000            42,375
RSL Communications PLC,
        9.875% - 2009(6)                              $ 50,000            47,375
Teligent, Inc., 11.50% - 2007(6)                      $ 50,000            51,250
                                                                      ----------
                                                                         283,438
TEXTILES - 1.2%
Pillowtex Corporation,
9.00% - 2007(6)                                      $  50,000            48,125
Simmons Company,
10.25% - 2009(6)                                     $  50,000            50,875
Westpoint Stevens, Inc.,
        7.875% - 2008(6)                             $  50,000            48,375
                                                                      ----------
                                                                         147,375
TRANSPORTATION - 0.4%
Iron Mountain, Inc.,
8.25% - 2011(6)                                      $  50,000            48,500

YANKEE - 0.2%
Hermes Europe Railtel BV,
        10.375% - 2009(6)                            $  25,000            25,313
                                                                      ----------

        Total corporate bonds - 40.2%                                  4,848,219


U.S. GOVERNMENT & GOVERNMENT
AGENCY SECURITIES
U.S. GOVERNMENT SECURITES - 0.4%
U.S. Treasury Note,
7.00% - 2006(6)                                     $   50,000            52,950

FOREIGN BONDS
BRAZIL - 7.5%
Republic of Brazil,
        5.9375% - 2012(2)                           $  650,000           390,000
        8.00% - 2014(2)                             $  454,208           286,151
        5.875% - 2024(2)                               380,000           235,125
                                                                      ----------
                                                                         911,276

                           60 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES K (GLOBAL STRATEGIC INCOME)(CONTINUED)
                                                     PRINCIPAL          MARKET
CORPORATE BONDS(CONTINUED)                            AMNOUNT           VALUE
--------------------------------------------------------------------------------
COLOMBIA - 0.8%
Republic of Colombia,
        10.875% - 2004                              $  100,000        $   95,250
COSTA RICA - 0.4%
Republic of Costa Rica,
9.335% - 2009                                           50,000            48,750
KOREA - 1.9%
Republic of Korea,
         8.75% - 2003                                  120,000           125,468
         8.75% - 2008                                  100,000           105,037
                                                                      ----------
                                                                         230,505
MEXICO - 6.2%
United Mexican States,
        10.375% - 2009                                 450,000           454,770
        6.25% - 2019                                   400,000           293,495
                                                                      ----------
                                                                         748,265
PANAMA - 1.4%
Republic of Panama,
        7.875% - 2002                                  170,000           164,292

PERU - 1.2%
Republic of Peru, 4.50% - 2017                         250,000           150,000

PHILIPPINES - 0.6%
Republic of Philippines,
        8.875% - 2008                                   50,000            48,850
        8.875% - 2008                                   20,000            19,689
                                                                      ----------
                                                                          68,539
POLAND - 0.8%
Delphes Company NO.2, Ltd.,
        7.75% - 2009                                   100,000            94,663

VENEZUELA - 1.3%
Republic of Venezuela,
        6.3125% - 2007(2)                              202,380           153,556
                                                                      ----------
        Total foreign bonds - 22.1%                                    2,665,096

FOREIGN GOVERMENT BONDS
ARGENTINA - 6.2%
Argentina Discount,
        6.0625% - 2023(2)                              500,000           344,375
Argentina Government,
        9.75% - 2027...........................        525,000           400,313
                                                                    ------------
                                                                         744,688
AUSTRALIA - 0.1%
Fannie Mae, 6.375% - 2007(3)...................         25,000            16,249

BULGARIA - 0.7%
Bulgaria, 5.875% - 2024(2).....................        130,000            89,219

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                        NUMBER          MARKET
FOREIGN GOVERNMENT BONDS (CONTINUED)                  OF SHARES         VALUE
--------------------------------------------------------------------------------
CANADA - 1.1%
Canada Government,
        9.00% - 2004(3)........................        160,000      $    125,620

FRANCE - 6.5%
Government of France, 6.00% - 2025(3)..........        101,000           112,168
French Treasury Note,
        3.00% - 2001(3)........................        325,000           333,496
        3.50% - 2004(3)........................        337,000           340,263
                                                                    ------------
                                                                         785,927
GERMANY - 1.6%
Bundesrepub. Deutschland,
        6.25% - 2024(3)........................        120,000           137,457
        6.50% - 2027(3)........................         50,000            59,106
                                                                    ------------
                                                                         196,563
POLAND - 0.5%
Poland Government Bond,
        12.00% - 2001(3).......................        250,000            64,056

SINGAPORE - 1.5%
Singapore Government,
        3.50% - 2004(3)........................        300,000           174,238

SWEDEN - 1.0%
Swedish Government, 9.00% - 2009(3)............        800,000           122,143

UNITED KINGDOM - 1.1%
United Kingdom Treasury,
        7.75% - 2006(3)........................         75,000           134,384

VENEZUELA - 0.8%
Venezuela, 9.25% - 2027 .......................   $    140,000            89,950
                                                                    ------------
        Total foreign government bonds - 21.1%                         2,543,037

COMMERCIAL PAPER
FINANCIAL SERVICES - 2.5%
American Express, 7.00% - 7-23-99(6)...........   $    100,000            99,676
Ciesco LP, 5.22% - 8-6-99(6)...................   $    100,000            99,478
National Rural Utility,
        5.20% - 7-23-99(6).....................   $    100,000            99,682
                                                                    ------------
        Total commercial paper - 2.5% .........                          298,836

REPURCHASE AGREEMENT - 14.3%
Chase Manhattan Bank, 4.92% - 7-1-99
        (Collateralized by U.S. Treasury
Bond, 11.25% - 2015 with a value
of $1,761,467)(6)..............................   $  1,718,000         1,718,000
        Total investments - 100.6% ............                       12,126,138
        Liabilities, less cash
          and other assets - (0.6%) ...........                         (68,428)
                                                                    ------------
        Total net assets - 100.0% .............                     $ 12,057,710
                                                                    ============

                           61 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(Unaudited)
SERIES M (GLOBAL TOTAL RETURN)

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER                MARKET
CORPORATE BONDS                                  OF SHARES               VALUE
--------------------------------------------------------------------------------
BANKING - 0.4%
Bank of New York, 6.5% - 2003                   $  185,000            $  183,613

CONSUMER - CYCLICAL - 0.4%
General Motors Acceptance
        Corporation, 6.85% - 2004               $   50,000                50,562
Lowe's Companies, Inc.,
        6.70% - 2007                            $  125,000               124,219
                                                                      ----------
                                                                         174,781
FINANCIAL - 0.2%
Ford Motor Credit Global Notes,
        6.25% - 2000                            $  100,000               100,294

NATURAL GAS - 0.3%
MCN Investment Corporation,
        6.32% - 2003                            $  125,000               123,281

REAL ESTATE INVESTMENT TRUST - 0.5%
EOP Operating LP, 6.625% - 2005                 $  150,000               144,375
Spieker Properties, 6.80% - 2004                $   90,000                88,875
                                                                      ----------
                                                                         233,250
YANKEE CORPORATES - 0.4%
Abbey National PLC, 6.69% - 2005                $  175,000               172,594
                                                                      ----------

        Total corporate bonds - 2.2%                                     987,813


COMMON STOCKS
AIRLINES - 0.3%
Ryanair Holdings PLC ADR*(6)                         2,100               111,300

AUTO PARTS & EQUIPMENT - 0.7%
Delphi Automotive Systems
        Corporation(6)                              15,870               294,587

AUTOMOBILES - 0.2%
General Motors Corporation(6)                        1,400                92,400

BANKS - MAJOR REGIONAL - 2.4%
National City Corporation(6)                         9,800               641,900
Unionbancal Corporation(6)                           6,700               242,037
Wachovia Corporation(6)                              1,900               162,569
                                                                      ----------
                                                                       1,046,506
BANKS - MONEY CENTER - 0.4%
Chase Manhattan Corporation(6)                       1,900               164,588

BEVERAGES - ALCOHOLIC - 1.1%
Anheuser-Busch Companies, Inc.(6)                    7,100               503,656

BIOTECHNOLOGY - 0.2%
Genzyme Molecular Oncology*(6)                      36,300                99,825

COMMUNICATION EQUIPMENT - 0.7%
Motorola, Inc.(6)                                    3,200               303,200

COMPUTER HARDWARE - 1.9%
International Business Machines
  Corporation(6)                                     6,600               853,050


                                                     NUMBER              MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES             VALUE
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - SERVICES - 3.9%
America Online, Inc.*(6)                             2,100            $  232,050
BMC Software, Inc.*(6)                               3,900               210,600
Microsoft Corporation*(6)                           14,500             1,307,719
                                                                      ----------
                                                                       1,750,369
COMPUTERS - NETWORKING - 0.5%
Cisco Systems, Inc.*(6)                              3,550               228,309

COMPUTERS - PERIPHERALS - 0.2%
Seagate Technology, Inc.*(6)                         3,900                99,937
CONTAINERS & PACKAGING - 0.5%
Temple-Inland, Inc.(6)                               3,400               232,050

DISTRIBUTION - FOOD & HEALTH - 0.1%
Bergen Brunswig Corporation (Cl. A)(6)               3,300                56,925

ELECTRIC COMPANIES - 1.3%
GPU, Inc.(6)                                        13,200               556,875

ELECTRICAL EQUIPMENT - 0.6%
General Electric Company(6)                          2,200               248,600

ELECTRONICS - SEMICONDUCTORS - 2.5%
Adeptec, Inc.*(6)                                    6,000               211,875
Analog Devices, Inc.*(6)                             3,200               160,600
Intel Corporation(6)                                 8,500               505,750
Texas Instruments, Inc.(6)                           1,700               246,500
                                                                      ----------
                                                                       1,124,725
FINANCIAL - DIVERSE - 1.9%
Associates First Capital Corporation(6)              3,700               163,956
Citigroup, Inc.(6)                                  14,550               691,125
                                                                      ----------
                                                                         855,081
HEALTH CARE - DIVERSE - 0.6%
Johnson & Johnson(6)                                 2,600               254,800

HOSPITAL MANAGEMENT - 0.3%
Columbia/HCA Healthcare
Corporation(6)                                       4,800               109,500
HOUSEHOLD PRODUCTS - 1.8%
Kimberly-Clark Corporation(6)                        7,600               433,200
Procter & Gamble Company(6)                          4,300               383,775
                                                                      ----------
                                                                         816,975
INSURANCE - BROKERS - 1.4%
Marsh & McLennan Companies, Inc.(6)                  8,400               634,200

INSURANCE - MULTILINE - 1.1%
Hartford Financial Services
        Group, Inc.(6)                               8,400               489,825

INVESTMENT BANK/BROKERAGE - 0.3%
Merrill Lynch & Company, Inc.(6)                     1,900               151,881

                           62 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES M (GLOBAL TOTAL RETURN)(CONTINUED)


                                                     NUMBER              MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES             VALUE
--------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 1.9%
Corning, Inc.(6)                                     2,300            $  161,287
United Technologies Corporation(6)                   9,800               702,538
                                                                      ----------
                                                                         863,825
MEDICAL PRODUCTS & SUPPLIES - 0.4%
Boston Scientific Corporation*(6)                    3,700               162,569

METALS & MINING - 0.3%
Freeport-McMoran
        Copper & Gold, Inc.*(6)                      7,200               120,600

MISCELLANEOUS BUSINESS SERVICES - 0.4%
BISYS Group, Inc.*(6)                                2,800               163,800

PAPER & FOREST PRODUCTS - 1.0%
Abitibi-Consolidated, Inc.(6)                       17,400               197,925
Weyerhaeuser Company(6)                              3,900               268,125
                                                                      ----------
                                                                         466,050
PUBLISHING - NEWSPAPER - 0.6%
Central Newspapers, Inc. (Cl. A)(6)                  7,100               267,138


RAILROADS - 0.9%
Canadian National Railway Company(6)                 6,200               415,400

RESTAURANTS - 0.4%
McDonald's Corporation(6)                            5,000               206,563

RETAIL - APPAREL - 1.1%
Gap, Inc.(6)                                         9,600               483,600

RETAIL - BUILDING SUPPLIES - 0.4%
Home Depot, Inc.(6)                                  2,800               180,425

RETAIL - GENERAL MERCHANDISE - 2.2%
Dayton Hudson Corporation(6)                         2,400               156,000
Wal-Mart Stores, Inc.(6)                            17,400               839,550
                                                                      ----------
                                                                         995,550
RETAIL - SPECIALTY - 0.5%
Bed Bath & Beyond, Inc.*(6)                          5,300               204,050


TELECOMMUNICATION - LONG DISTANCE - 1.3%
AT&T Corporation(6)                                  3,200               178,600
MCI Worldcom, Inc.*(6)                               4,800               414,000
                                                                      ----------
                                                                         592,600
TELEPHONE - 3.0%
Ameritech Corporation(6)                             3,800               279,300
Bell Atlantic Corporation(6)                        11,200               732,200
BellSouth Corporation(6)                               100                 4,687
SBC Communications, Inc.(6)                          5,800               336,400
                                                                      ----------
                                                                       1,352,587
TOBACCO - 0.9%
Philip Morris Companies, Inc.(6)                     9,400               377,763
                                                                      ----------
        Total common stocks - 40.2%                                   17,931,684


US GOVERNMENT &                                  PRINCIPAL               MARKET
GOVERNMENT AGENCY SECURITIES                       AMOUNT                VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 2.0%
Federal Home Loan Mortgage Corporation,
        6.00% - 2006(6)                         $   29,672            $   29,714
        7.00% - 2020(6)                         $  130,727               131,013

Federal National Mortgage Association,
        6.50% - 2018(6)                         $   51,623                51,650
        6.00% - 2029(6)                         $  235,000               220,752

Government National Mortgage Association,
        6.50% - 2029(6)                         $  235,000               226,188
        7.00% - 2029(6)                         $  235,000               231,987
                                                                      ----------
                                                                         891,304
U.S. GOVERNMENT SECURITIES - 2.2%
U.S. Treasury Notes,
        11.875% - 2003(6)                       $  510,000               625,316
U.S. Treasury Bonds,
        13.25% - 2014(6)                        $  160,000               243,006
        8.75% - 2017(6)                         $   80,000               100,883
                                                                      ----------
                                                                         969,205
                                                                      ----------
        Total U.S. government & government
          agency securities - 4.2%                                     1,860,509

FOREIGN corporate bonds

ARGENTINA - 0.2%
Republic of Argentina,
        11.75% - 2009                           $   90,000                80,775

BRAZIL - 0.2%
Republic of Brazil,
        11.625% -2004                               95,000                87,875

Total foreign corporate bonds - 0.4%                                     168,650

FOREIGN GOVERNMENT ISSUES

AUSTRALIA - 3.1%
Fannie Mae,
        6.375% - 2007(3,6)                          70,000                45,584

CANADA - 0.7%
Goverment Bond,
        9.00% - 2004(3,6)                          420,000               329,752

FRANCE - 1.5%
Treasury Note,
        3.00% - 2001(3,6)                          210,000               215,490
        3.50% - 2004(3,6)                          300,000               302,905
O.A.T. Government Bond,
        6.00% - 2025                               150,000               166,586
                                                                      ----------
                                                                         684,981

                           63 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(Unaudited)
SERIES M (GLOBAL TOTAL RETURN)(CONTINUED)

                                                  PRINCIPAL
                                                  AMOUNT OR
FOREIGN GOVERNMENT                                  NUMBER              MARKET
ISSUES (Continued)                                OF SHARES             VALUE
--------------------------------------------------------------------------------
GERMANY - 3.0%
Bundesschatzanweisungen,
        3.25% - 2000(3,6)                          200,000            $  206,962
Bundesrepub Deutschland,
        3.75% - 2009(3,6)                          550,000               534,203
        6.25% - 2024(3,6)                          250,000               286,370
        6.25% - 2027(3,6)                          250,000               295,529
                                                                      ----------
                                                                       1,323,064
JAPAN - 1.7%
Japan Finance Corporation,
        9.75% - 2000(6)                            100,000               103,022
Japanese Government Bond -
  Series 207B, 0.90% - 2008(3,6)                85,000,000               638,384
                                                                      ----------
                                                                         741,406
SINGAPORE - 1.0%
Government of Singapore,
        3.50% - 2004(3,6)                          760,000               441,403

SPAIN - 0.5%
Kingdom of Spain, 6.50% - 1999(3,6)                200,000               200,201

SWEDEN - 0.6%
Swedish Government Bond,
        9.00% - 2009(4,6)                        1,800,000               274,821

UNITED KINGDOM - 1.4%
Fannie Mae, 5.50% - 2003(3,6)                      110,000               170,002
Treasury Note, 7.75% - 2006(3,6)                   265,000               474,822
                                                                      ----------
                                                                         644,824
                                                                      ----------
        Total foreign government issues - 10.5%                        4,686,036

FOREIGN STOCKS

AUSTRALIA - 1.0%
Australia & New Zealand Banking
        Group Ltd.                                  62,100               456,624

FINLAND - 0.4%
Mertia PLC                                          33,200               188,658

FRANCE - 4.1%
Axa                                                  2,300               280,607
Compagnie Financiere de Paribas                      1,900               212,994
Rhone-Poulenc S.A                                   10,200               466,108
Saint Gobain                                         1,600               254,937
Suez Lyonnaise Des Eaux                              2,800               505,048
Technip                                              1,100               123,426
                                                                      ----------
                                                                       1,843,120


                                                   NUMBER               MARKET
FOREIGN STOCKS (Continued)                        OF SHARES             VALUE
--------------------------------------------------------------------------------
GERMANY - 3.4%
Bayer AG                                             7,665            $  319,359
DaimlerChrysler AG                                   6,664               577,297
Muenchener Rueckversicherungs-
        Gesellschaft AG                              1,470               272,124
Muenchener Rueckver AG*                                430                78,492
RWE AG                                               7,100               246,759
                                                                      ----------
                                                                       1,494,031
HONG KONG - 0.8%
HSBC Holdings*                                       9,600               350,153

ITALY - 1.2%
Eni Spa                                             62,700               374,396
Telecom Italia Spa                                  34,300               186,065
                                                                      ----------
                                                                         560,461
JAPAN - 8.4%
Banyu Pharmaceutical Company, Ltd.                  19,000               313,946
Eisai Company, Ltd.                                 16,000               315,267
Ezaki Glico Company, Ltd.                           38,000               227,611
Fujisawa Pharmaceutical
        Company, Ltd.                               19,000               309,237
Hitachi, Ltd.                                       82,000               768,919
Kyudenko Corporation                                31,000               177,231
Matsumoto Yushi-Seiyaku                              6,000               128,883
Nagase & Company, Ltd.                              43,000               204,271
Nitto Kohki Company, Ltd.                           13,000               247,026
Nichiei Company, Ltd.                                4,000               350,297
Okumura Corporation                                 40,000               148,711
Takefuji Corporation                                 3,000               310,063
Yamato Kogyo Company, Ltd.                          34,000               247,472
                                                                      ----------
                                                                       3,748,934
NETHERLANDS - 1.3%
ABN Amro Holding NV                                    100                 2,166
Gucci Group                                          1,300                93,178
Ing Groep NV                                         3,237               175,292
Koninklijke (Royal) Philips
        Electronics NV                               2,944               290,407
                                                                      ----------
                                                                         561,043
NEW ZEALAND - 0.3%
Air New Zealand, Ltd.                               62,431               129,020

NORWAY - 0.3%
Christiania Bank Og Kreditkasse                     36,200               130,131

SINGAPORE - 0.3%
Venture Manufacturing, Ltd.                         17,000               130,808

SPAIN - 1.0%
Banco Popular Espanol S.A                            2,800               201,413
Endesa S.A                                          11,100               236,733
                                                                      ----------
                                                                         438,146

                           64 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(Unaudited)
SERIES M (GLOBAL RETURN)(CONTINUED)

                                                PRINCIPAL
                                                AMOUNT OR
                                                  NUMBER               MARKET
FOREIGN STOCKS (Continued)                      OF SHARES              VALUE
--------------------------------------------------------------------------------

SWEDEN - 0.0%
Nordbanken Holding AB                               300             $      1,754

SWITZERLAND - 1.4%
Holderbank Financiere Glarus AG                     600                  191,046
Swisscom AG                                       1,100                  413,933
                                                                    ------------
                                                                         604,979
UNITED KINGDOM - 7.9%
AstraZeneca Group PLC                            10,100                  391,329
Barclays PLC                                      5,900                  171,960
BP Amoco PLC                                     15,000                  268,601
British Telecom PLC                              17,500                  292,404
Burmam Castrol PLC                               25,583                  487,144
Enterprise Oil PLC*                              29,400                  190,471
GKN PLC                                          10,800                  184,881
Invensys PLC                                     57,300                  271,417
Johnson Matthey PLC                              19,300                  188,164
Next PLC                                         12,400                  150,701
Nycomed Amersham PLC                             23,900                  167,082
SmithKline Beecham PLC                           58,900                  764,571
                                                                    ------------
                                                                       3,528,725
                                                                    ------------
        Total foreign stocks - 31.8%                                  14,166,587

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
U.S. GOVERNMENT SECURITIES - 2.9%
U.S. Treasury Bill,
        4.465% - 8-5-99(6)                 $    500,000                  497,829
        4.465% - 8-12-99(6)                $    800,000                  795,920
                                                                    ------------
        Total U.S. government
                securities - 2.9%                                      1,293,749
COMMERCIAL PAPER
AUTOMOBILES - 0.5%
Daimlerchrysler US, 4.65% - 7-19-99        $    250,000                  249,390

FINANCIAL SERVICES - 1.7%
GTE Funding, Inc., 4.80% - 7-16-99         $    250,000                  249,479
General Electric Capital
        Corporation, 4.85% - 7-30-99       $    260,000                  258,934
National Rural Utilities,
        4.85% - 7-26-99                    $    245,000                  244,126
                                                                    ------------
                                                                         752,539
                                                                    ------------
        Total commercial paper - 2.2%                                  1,001,929

REPURCHASE AGREEMENT - 8.1%
Chase Manhattan Bank,
        4.85% - 7-1-99                     $  3,613,000                3,613,000
        (Collateralized by U.S. Treasury
Bond, 11.75% - 2014,
with a value of $3,692,369)(6)
                                                                    ------------
        Total investments - 102.5%                                    45,709,957
        Liabilities, less cash &
                other assets - (2.5%)                                (1,127,469)
                                                                    ------------
        Total net assets - 100.0%                                   $ 44,582,488
                                                                    ============

SERIES N (MANAGED ASSET ALLOCATION)

                                                    PRINCIPAL            MARKET
CORPORATE BONDS                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
Raytheon Company, 6.50% - 2005                      $100,000            $ 98,125

AUTOMOTIVE - 0.2%
Federal-Mogul Corporation,
        7.75% - 2006                                 100,000              95,625
Venture Holdings Trust,
        11.00% - 2007                                100,000              99,750
                                                                        --------
                                                                         195,375
BANKING - 0.1%
Bankers Trust - NY, 7.25% - 2003                     100,000             100,625

BASIC INDUSTRY - OTHER - 0.2%
Westinghouse Air Brake,
        9.375% - 2005                                150,000             152,625

BUILDING MATERIALS - 0.3%
ABC Supply Company (Series B),
        10.625% - 2007                               100,000              94,000
Associated Materials, Inc.,
        9.25% - 2008                                  50,000              49,625
Building Materials Corporation
        of America, 7.75% - 2005                     150,000             142,125
Synthetic Industries, Inc.,
        9.25% - 2007                                  50,000              51,375
                                                                        --------
                                                                         337,125
CAPITAL GOODS - OTHER - 0.1%
International Wire Group,
        11.75% - 2005                                100,000             103,000

CONSUMER - NONCYCLICAL - OTHER - 0.1%
APCOA, Inc., 9.25% - 2008                             50,000              46,563
Coinmach Corporation Series D,
        11.75% - 2005                                 50,000              54,375
                                                                        --------
                                                                         100,938
CONSUMER PRODUCTS - 0.6%
Anchor Advanced Products,
        11.75% - 2004                                150,000             153,375
Chattem, Inc., 12.75% - 2004                          50,000              55,000
Doane Products Company,
        9.75% - 2007                                  86,000              88,365
Holmes Products Corporation,
        9.875% - 2007                                 50,000              48,000
        9.875% - 2007                                 50,000              48,000
Keebler Corporation, 10.75% - 2006                   150,000             162,375
Purina Mills, Inc., 9.00% - 2010                      50,000              39,375
                                                                        --------
                                                                         594,490

                           65 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(Unaudited)
SERIES N (MANAGED ASSET ALLOCATION)(Continued)

                                                    PRINCIPAL            MARKET
CORPORATE BONDS(Continued)                            AMOUNT             VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITY - 0.7%
Entergy Louisiana, Inc.,
        6.50% - 2008                                $500,000            $483,750
Midwest Power System,
        7.125% - 2003                                140,000             142,275
Southern California Edison,
        6.50% - 2001                                  50,000              50,250
                                                                        --------
                                                                         676,275
ENTERTAINMENT - 0.5%
Bally Total Fitness Holding,
        9.875% - 2007                                 75,000              72,562
Cinemark USA, Inc. (Series B),
        8.50% - 2008                                 100,000              94,750
Premier Parks, Inc., 9.75% - 2007                    100,000             101,250
Six Flags Entertainment,
        8.875% - 2006                                 50,000              50,375
Six Flags Theme Parks,
        12.25% - 2005                                 75,000              84,000
Time Warner Entertainment,
        7.25% - 2008                                 100,000             100,750
                                                                        --------
                                                                         503,687
FINANCIAL INSTITUTIONS - 0.6%
Intertek Finance PLC, 10.25% - 2006                   50,000              48,688
Lehman Brothers, Inc.,
        7.25% - 2003                                 350,000             350,875
Penske Truck Leasing,
        6.65% - 2000                                 100,000             100,750
Salomon, Inc., 6.75% - 2003                          100,000             100,500
                                                                        --------
                                                                         600,813
FINANCE - OTHER - 0.1%
Herff Jones, Inc. (Series B),
        11.00% - 2005                                 50,000              53,625
Paragon Corporate Holdings,
        9.625% - 2008                                 25,000              14,813
                                                                        --------
                                                                          68,438
FOOD - 0.4%
Aurora Foods, Inc., 9.875% - 2007                     50,000              52,000
B&G Foods, Inc., 9.625% - 2007                        25,000              23,438
International Home Foods,
        10.375% - 2006                               150,000             161,813
McDonald's Corporation,
        6.625% - 2005                                 50,000              50,187
Price/Costco, Inc., 7.125% - 2005                    100,000             100,625
                                                                        --------
                                                                         388,063

                                                    PRINCIPAL            MARKET
CORPORATE BONDS                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
GAMING - 0.6%
Harrahs Operating, Inc.,
        7.875% - 2005                               $150,000            $145,125
Isle of Capri Casinos, 8.75% - 2009                  150,000             140,625
Mohegan Tribal Gaming,
        8.125% - 2006                                150,000             146,625
Park Place Entertainment,
        7.875% - 2005                                150,000             142,500
                                                                        --------
                                                                         574,875
HEALTHCARE - 0.3%
Owens & Minor, Inc.,
        10.875% - 2006                                25,000              26,406
Quest Diagnostic, Inc.,
        10.75% - 2006                                 25,000              27,531
        9.875% - 2009                                 50,000              50,250
Tenet Healthcare Corporation,
        8.00% - 2005                                 150,000             146,625
                                                                        --------
                                                                         250,812
INSURANCE - 0.1%
New York Life Insurance,
        7.50% - 2023                                 100,000              93,125
Lodging - 0.4%
Courtyard by Marriott, 10.75% - 2008                 100,000             102,000
Host Marriott Travel Plaza,
        9.50% - 2005                                 150,000             155,812
Red Roof Inns, 9.625% - 2003                         150,000             149,250
                                                                        --------
                                                                         407,062
MEDIA - CABLE - 0.8%
Adelphia Communications,
        9.875% - 2005                                125,000             131,562
        7.875% - 2009                                 25,000              23,188
Charter Comm Hlds LLC,
        8.25% - 2007                                 150,000             143,625
Comcast Cable Communications,
        8.125% - 2004                                100,000             104,875
Frontiervision, 11.00% - 2006                        100,000             110,000
NTL, Inc., 9.75% - 2008                              225,000             154,125
Northland Cable Television,
        10.25% - 2007                                100,000             104,500
                                                                        --------
                                                                         771,875
MEDIA - NON-CABLE - 0.3%
American Radio Systems, 9.00% - 2006                  50,000              53,563
Chancellor Media Corporation,
        8.125% - 2007                                 50,000              48,625
        9.00% - 2008                                  50,000              51,000
        8.00% - 2008                                  50,000              49,000
Hollinger International Publishing,
        9.25% - 2007                                  50,000              51,000
Sun Media Corporation,
        9.50% - 2007                                  32,000              33,520
                                                                        --------
                                                                         286,708

                            66 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(Unaudited)
SERIES N (MANAGED ASSET ALLOCATION)(Continued)

                                                    PRINCIPAL            MARKET
CORPORATE BONDS(Continued)                            AMOUNT             VALUE
--------------------------------------------------------------------------------
METALS 0.0%
Freeport McMoran Resources,
        7.00% - 2008                                $ 50,000            $ 47,125

NATURAL GAS - 0.1%
Energy Corporation of America,
        9.50% - 2007                                 100,000              91,750

OIL FIELD SERVICES - 0.1%
Pride Petroleum Services, Inc.,
        9.375% - 2007                                 50,000              49,625

PACKAGING - 0.3%
Bway Corporation (Series B),
        10.25% - 2007                                 50,000              51,875
Consolidated Container,
        10.125% - 2009                                75,000              75,562
Container Corporation of America,
        10.75% - 2002                                100,000             105,500
Plastic Containers, Inc.,
        10.00% - 2006                                 25,000              28,188
US Can Corporation, 10.125% - 2006                    50,000              52,812
                                                                        --------
                                                                         313,937
PAPER - 0.7%
International Paper Company,
        6.875% - 2029                                500,000             463,750
Packaging Corporation of America,
        9.625% - 2009                                150,000             151,125
Repap New Brunswick,
        9.00% - 2004                                  50,000              46,250
        11.50% - 2004                                 50,000              48,375
                                                                        --------
                                                                         709,500
RETAILERS - 0.0%
Eye Care Centers of America,
        9.125% - 2008                                 50,000              43,250

SERVICES - 0.2%
Dyncorp, Inc., 9.50% - 2007                           50,000              49,875
Group Maintenance America,
        9.75% - 2009                                  75,000              74,062
Protection One Alarm,
        8.125% - 2009                                 50,000              47,375
                                                                        --------
                                                                         171,312

SUPERMARKETS - 0.2%
Jitney-Jungle Stores, 12.00% - 2006                   75,000              63,938
Shoppers Food Warehouse,
        9.75% - 2004                                 150,000             163,125
                                                                        --------
                                                                         227,063

                                                    PRINCIPAL            MARKET
CORPORATE BONDS(Continued)                            AMOUNT             VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - 0.2%
Communications & Power Industry,
        12.00% - 2005                         $   100,000            $   104,625
Fairchild Semiconductor,
        10.125% - 2007                             25,000                 24,563
Viasystems, Inc., 9.75% - 2007                    100,000                 87,500
                                                                     -----------
                                                                         216,688
TELECOMMUNICATIONS - 2.5%
AT&T Corporation, 6.50% - 2029                    500,000                451,250
Intermedia Communications, Inc.,
        9.50% - 2009                               50,000                 48,375
Lucent Technologies, Inc.,
        6.90% - 2001                              100,000                101,500
Metromedia Fiber Network,
        10.00% - 2008                              75,000                 77,062
Metronet Communications
        Corporation., 0.00% - 20084               150,000                111,562
Nextel Communications,
        0.00% - 20074                             200,000                139,250
Nextlink Communications,
        12.25% - 2009                             225,000                131,344
Orange PLC, 9.00% - 2009                           50,000                 50,000
Price Communications Wireless,
        9.125% - 2006                             100,000                100,750
Qwest Communications International,
        0.00% - 20074                              50,000                 38,438
        7.50% - 2008                               50,000                 49,625
Rogers Cantel, Inc.,
        9.75% - 2016                              100,000                112,000
Sprint Capital Corporation,
        6.125% - 2008                             500,000                466,250
Worldcom, Inc., 7.75% - 2007                      500,000                524,375
                                                                     -----------
                                                                       2,401,781
TEXTILE - 0.2%
Dan River, Inc., 10.125% - 2003                    50,000                 51,312
Westpoint Stevens, Inc.,
        7.785% - 2008                             150,000                145,125
                                                                     -----------
                                                                         196,437
TRANSPORTATION - OTHER - 0.1%
Allied Holdings, Inc., 8.625% - 2007               75,000                 73,031
Stena AB, 10.50% - 2005                            50,000                 50,188
                                                                     -----------
                                                                         123,219
YANKEE - 0.1%
Rogers Cantel, Inc., 9.375% - 2008                 75,000                 78,750
                                                                     -----------
Total corporate bonds - 11.2%                                         10,974,473

                           67 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(Unaudited)
SERIES N (MANAGED ASSET ALLOCATION)(Continued)

                                                     NUMBER             MARKET
COMMON STOCKS                                      OF SHARES            VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.3%
Boeing Company                                        3,514             $155,275
Lockheed Martin Corporation                           2,600               96,850
Northrop Grumman Corporation                            600               39,787
                                                                        --------
                                                                         291,912
AGRICULTURAL PRODUCTS - 0.0%
Archer-Daniels-Midland Company                        2,521               38,918

AIRLINES - 0.2%
AMR Corporation*                                      1,000               68,250
Delta Air Lines, Inc.                                   800               46,100
KLM Royal Dutch Airlines NY Reg                         800               22,850
Southwest Airlines Company                            1,800               56,025
                                                                        --------
                                                                         193,225
ALUMINUM - 0.1%
ALCOA, Inc.                                           2,200              136,125

AUTO PARTS & EQUIPMENT - 0.3%
Dana Corporation                                      1,443               66,468
Delphi Automotive Systems
        Corporation                                   2,026               37,608
Eaton Corporation                                       700               64,400
Genuine Parts Company                                 1,150               40,250
TRW, Inc.                                             1,100               60,362
                                                                        --------
                                                                         269,088
AUTOMOBILES - 0.6%
Ford Motor Company                                    4,700              265,256
General Motors Corporation                            2,900              191,400
Honda Motor Company, Ltd. ADR                         1,600              138,800
                                                                        --------
                                                                         595,456
BANKS - MAJOR REGIONAL - 2.0%
BB&T Corporation                                      1,000               36,687
Banco Frances S.A. ADR                                  805               15,295
Bank of New York Company, Inc.                        2,900              106,394
Bank One Corporation                                  4,204              250,401
BankBoston Corporation                                1,200               61,350
Comerica, Inc.                                        1,050               62,409
Fifth Third Bancorp                                   1,125               74,883
Firstar Corporation                                   2,100               58,800
Fleet Financial Group, Inc.                           3,000              133,125
Huntington Bancshares, Inc.                           1,970               68,950
KeyCorp                                               1,800               57,825
Mellon Bank Corporation                               2,200               80,025
Mercantile Bancorporation, Inc.                       1,000               57,125
National City Corporation                             1,500               98,250
Northern Trust Corporation                              800               77,600
PNC Bank Corporation                                  1,515               87,302
Regions Financial Corporation                         1,400               53,812
State Street Boston                                     900               76,838

                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------------------------------------------
BANKS-MAJOR REGIONAL (CONTINUED)
Summit Bancorp                                         500            $   20,906
Suntrust Banks, Inc.                                   900                62,494
U.S. Bancorp                                         2,331                79,254
Union Planters Corporation                             900                40,219
Wells Fargo Company                                  6,700               286,425
                                                                      ----------
                                                                       1,946,369
BANKS - MONEY CENTER - 1.0%
Bank of America Corporation                          6,755               495,226
Chase Manhattan Corporation                          2,424               209,979
First Union Corporation                              3,958               186,026
J.P. Morgan & Company, Inc.                            800               112,400
                                                                      ----------
                                                                       1,003,631
BEVERAGES - ALCOHOLIC - 0.3%
Anheuser-Busch Companies, Inc.                       1,200                85,125
Diageo PLC ADR                                       2,577               110,811
LVMH Moet Hennessy Lou ADR                           1,100                65,725
Seagram Company, Ltd.                                1,400                70,525
                                                                      ----------
                                                                         332,186
BEVERAGES - SOFT DRINK - 0.9%
Coca-Cola Company                                    9,800               612,500
Coca-Cola Enterprises, Inc.                          1,700                52,275
PepsiCo, Inc.                                        4,700               181,831
                                                                      ----------
                                                                         846,606
BIOTECHNOLOGY - 0.2%
Amgen, Inc.*                                         2,400               146,100
Biogen, Inc.*                                          600                38,588
                                                                      ----------
                                                                         184,688
BROADCAST MEDIA - 0.5%
Clear Channel Communications, Inc.*                  1,500               103,406
Comcast Corporation (Cl. A)                          3,000               115,313
MediaOne Group, Inc.*                                2,100               156,187
Viacom, Inc. (Cl. B)*                                2,800               123,200
                                                                      ----------
                                                                         498,106
BUILDING MATERIALS - 0.1%
Armstrong World Industries, Inc.                       300                17,344
Masco Corporation                                    1,400                40,425
                                                                      ----------
                                                                          57,769
CHEMICALS - BASIC - 0.7%
Air Products and Chemicals, Inc.                     2,000                80,500
Akzo Nobel NV ADR                                    2,600               110,175
Dow Chemical Company                                 1,000               126,875
E.I. du Pont de Nemours & Company                    4,400               300,575
FMC Corporation*                                       600                40,987
Great Lakes Chemical Company                           700                32,244
Solutia, Inc.                                        1,280                27,280
                                                                      ----------
                                                                         718,636

                           68 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(Unaudited)
SERIES N (MANAGED ASSET ALLOCATION)(Continued)

                                                     NUMBER             MARKET
COMMON STOCKS (Continued)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
CHEMICALS - DIVERSIFIED - 0.1%
Monsanto Company                                     2,200            $   86,762

CHEMICALS - SPECIALTY - 0.4%
Imperial Chemical Industries PLC ADR                 1,400                55,650
International Flavors & Fragrances, Inc.             1,300                57,687
Minnesota Mining &
        Manufacturing Company                        1,500               130,406
Rohm & Haas Company                                  2,290                98,186
                                                                      ----------
                                                                         341,929
COMMUNICATION EQUIPMENT - 1.6%
Lucent Technologies, Inc.                           11,994               808,845
Motorola, Inc.                                       2,500               236,875
Nokia Corporation ADR                                1,200               109,875
Nortel Networks Corporation                          3,320               288,217
Tellabs, Inc.*                                       1,400                94,588
                                                                      ----------
                                                                       1,538,400
COMPUTER HARDWARE - 2.2%
Compaq Computer Corporation                          6,656               157,664
Dell Computer Corporation*                          10,200               377,400
Hewlett-Packard Company                              4,000               402,000
International Business Machines
        Corporation                                  7,400               956,450
Sun Microsystems, Inc.*                              4,000               275,500
                                                                      ----------
                                                                       2,169,014
COMPUTER SOFTWARE/SERVICES - 3.1%
Adobe Systems, Inc.                                    700                57,509
America Online, Inc.*                                4,300               475,150
BMC Software, Inc.*                                  1,200                64,800
Computer Associates International, Inc.              2,700               148,500
Computer Sciences Corporation*                       1,200                83,025
Compuware Corporation*                               1,400                44,538
Microsoft Corporation*                              19,400             1,749,637
Novell, Inc.*                                        3,000                79,500
Oracle Corporation*                                  5,775               214,397
Parametric Technology Company*                       1,200                16,650
                                                                      ----------
                                                                       2,933,706
COMPUTERS - NETWORKING - 0.9%
Cisco Systems, Inc.*                                12,500               803,906
3COM Corporation*                                    1,000                26,688
                                                                      ----------
                                                                         830,594
COMPUTERS - PERIPHERALS - 0.3%
EMC Corporation*                                     4,600               253,000
Seagate Technology, Inc.*                            1,100                28,188
                                                                      ----------
                                                                         281,188

                                                     NUMBER             MARKET
COMMON STOCKS (Continued)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
CONSUMER FINANCE - 0.3%
Capital One Financial Corporation                    1,500            $   83,531
Household International, Inc.                        2,100                99,488
MBNA Corporation                                     3,000                91,875
                                                                      ----------
                                                                         274,894
CONTAINERS & PACKAGING - 0.1%
Bemis Company, Inc.                                  1,100                43,725
Owens-Illinois, Inc.*                                1,400                45,762
                                                                      ----------
                                                                          89,487
DISTRIBUTION - FOOD & HEALTH - 0.1%
Cardinal Health, Inc.                                1,050                67,331
McKesson HBOC, Inc.                                    740                23,773
Sysco Corporation                                    1,000                29,812
                                                                      ----------
                                                                         120,916
ELECTRIC COMPANIES - 1.1%
AES Corporation*                                       600                34,875
American Electric Power
        Company, Inc.                                1,100                41,319
Consolidated Edison, Inc.                            1,500                67,875
Constellation Energy Group                           1,400                41,475
Dominion Resources, Inc.                             1,600                69,300
Duke Energy Corporation                              1,900               103,313
Edison International                                 2,600                69,550
Empresa Nacional Electricidad
        Chile S.A. ADR                                 333                 4,038
Endesa S.A. ADR                                      2,400                51,000
Entergy Corporation                                  1,700                53,125
FPL Group, Inc.                                        900                49,162
FirstEnergy Corporation                                800                24,800
Niagra Mohawk Holdings, Inc.*                        2,400                38,550
Peco Energy Company                                    900                37,856
PG&E Corporation                                     2,100                68,250
Public Service Enterprise Group, Inc.                  900                36,787
Reliant Energy, Inc.                                 1,000                27,625
Southern Company                                     2,900                76,850
Texas Utilities Company                              1,800                74,250
Unicom Corporation                                   1,500                57,844
                                                                      ----------
                                                                       1,027,844
ELECTRICAL EQUIPMENT - 1.8%
Emerson Electric Company                             2,200               138,325
General Electric Company                            12,600             1,423,800
Honeywell, Inc.                                        900               104,287
Rockwell International Corporation                   1,400                85,050
                                                                      ----------
                                                                       1,751,462
ELECTRONIC EQUIPMENT - 0.3%
Hitachi, Ltd. ADR                                      800                75,550
Koninklijke (Royal) Philips
        Electronics NV                               1,840               185,610
                                                                      ----------
                                                                         261,160

                           69 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES N (MANAGED ASSET ALLOCATION)(Continued)

                                                     NUMBER             MARKET
COMMON STOCKS (Continued)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
ELECTRONICS - DEFENSE - 0.1%
Raytheon Company (Cl. A)                               421            $   28,996
Raytheon Company (Cl. B)                             1,100                77,413
                                                                      ----------
                                                                         106,409
ELECTRONICS - SEMICONDUCTORS - 1.1%
Altera Corporation*                                  1,200                44,175
Analog Devices, Inc.*                                  667                33,475
Intel Corporation                                   11,000               654,500
Micron Technology, Inc.*                             1,000                40,313
Texas Instruments, Inc.                              1,900               275,500
Xilinx, Inc.*                                          800                45,800
                                                                      ----------
                                                                       1,093,763
ENTERTAINMENT - 0.5%
Time Warner, Inc.                                    4,200               302,400
Walt Disney Company                                  7,142               220,063
                                                                      ----------
                                                                         522,463
EQUIPMENT - SEMICONDUCTORS - 0.2%
Applied Materials, Inc.*                             2,200               162,525

FINANCIAL - DIVERSE - 2.1%
American Express Company                             1,800               234,225
American General Corporation                         1,000                75,375
Associates First Capital Corporation                 2,928               129,747
Banco Bilbao Vizcaya S.A. ADR                        9,000               131,625
Berkshire Hathaway, Inc. (Cl. B)*                       42                94,458
Citigroup, Inc.                                     13,570               644,575
Fannie Mae                                           4,100               280,338
Freddie Mac                                          2,600               150,800
H&R Block, Inc.                                      1,400                70,000
Morgan Stanley, Dean Witter
        & Company                                    2,230               228,575
                                                                      ----------
                                                                       2,039,718
FOODS - 0.9%
BestFoods                                            1,300                64,350
Campbell Soup Company                                1,800                80,775
ConAgra, Inc.                                        2,500                66,562
Earthgrains Company                                    128                 3,304
General Mills, Inc.                                  1,000                80,375
Heinz (H.J.) Company                                 1,400                70,175
Hershey Foods Corporation                              700                41,563
Kellogg Company                                      2,100                69,300
Ralston-Ralston Purina Company                       1,900                57,831
Sara Lee Corporation                                 4,000                90,750
Unilever NV ADR                                      3,785               264,004
William Wrigley, Jr. Company                           400                36,000
                                                                      ----------
                                                                         924,989
FOOTWEAR - 0.1%
Nike, Inc. (Cl. B)                                   1,100                69,644

                                                     NUMBER             MARKET
COMMON STOCKS (Continued)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
GAMING & LOTTERY - 0.0%
Mirage Resorts, Inc.*                                2,400            $   40,200

GOLD & PRECIOUS METALS MINING - 0.1%
Barrick Gold Corporation                             2,400                46,500
Placer Dome, Inc.                                    2,700                31,894
                                                                      ----------
                                                                          78,394
HARDWARE & TOOLS - 0.0%
Black & Decker Corporation                             500                31,562

HEALTH CARE - DIVERSE - 1.7%
Abbott Laboratories                                  4,700               213,850
American Home Products
        Corporation                                  5,600               322,000
Bristol-Myers Squibb Company                         8,200               577,588
Johnson & Johnson                                    5,200               509,600
                                                                      ----------
                                                                       1,623,038
HEALTH CARE - LONG-TERM CARE - 0.1%
HEALTHSOUTH Corporation*                             3,200                47,800

HEALTH CARE - MANAGED CARE - 0.0%
United Healthcare Corporation                          700                43,838

HOMEBUILDING - 0.1%
PPG Industries, Inc.                                 1,100                64,969

HOSPITAL MANAGEMENT - 0.1%
Columbia/HCA Healthcare Corporation                  3,000                68,437
Lifepoint Hospitals, Inc.*                             157                 2,110
Tenet Healthcare Corporation                         1,600                29,700
Triad Hospi tals, Inc.*                                157                 2,120
                                                                      ----------
                                                                         102,367
HOUSEHOLD PRODUCTS - 0.9%
Clorox Company                                         600                64,088
Colgate-Palmolive Company                            1,300               128,375
Fort James Corporation                               1,400                53,025
Kimberly-Clark Corporation                           2,200               125,400
Procter & Gamble Company                             5,200               464,100
                                                                      ----------
                                                                         834,988
INSURANCE - BROKERS - 0.2%
Conseco, Inc.                                        1,649                50,191
MGIC Investment Corporation                            600                28,125
Marsh & McLennan Companies, Inc.                     1,200                90,600
Provident Companies, Inc.                              600                24,000
                                                                      ----------
                                                                         192,916
INSURANCE - LIFE & HEALTH - 0.2%
Aetna, Inc.                                            744                66,541
Lincoln National Corporation                         1,000                52,312
Torchmark Corporation                                1,200                40,950
Unum Corporation                                     1,100                60,225
Waddell & Reed Financial (Cl. A)                        34                   933
Waddell & Reed Financial (Cl. B)                       146                 3,942
                                                                      ----------
                                                                         224,903

                            70 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(Unaudited)
SERIES N (MANAGED ASSET ALLOCATION)(Continued)

                                                     NUMBER             MARKET
COMMON STOCKS (Continued)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
INSURANCE - MULTILINE - 0.8%
American International Group, Inc.                     4,734            $554,174
Cigna Corporation                                      1,200             106,800
Hartford Financial Services
        Group, Inc.                                    1,100              64,144
Loews Corporation                                        800              63,300
                                                                        --------
                                                                         788,418
INSURANCE - PROPERTY & CASUALTY - 0.2%
Allstate Corporation                                   2,400              86,100
Chubb Corporation                                      1,000              69,500
Progressive Corporation Ohio                             400              58,000
Selective Insurance Group                                800              15,250
                                                                        --------
                                                                         228,850
INVESTMENT BANK/BROKERAGE - 0.5%
Bear Stearns Companies, Inc.                           1,025              47,919
Franklin Resources, Inc.                               1,200              48,750
Merrill Lynch & Company, Inc.                          1,500             119,906
Paine Webber Group, Inc.                                 700              32,725
Schwab (Charles) Corporation                           2,325             255,459
                                                                        --------
                                                                         504,759
IRON & STEEL - 0.0%
Nucor Corporation                                        900              42,694

LEISURE TIME PRODUCTS - 0.1%
Brunswick Corporation                                  1,700              47,387
Mattel, Inc.                                           1,400              37,013
                                                                        --------
                                                                          84,400
LODGING - HOTELS - 0.2%
Carnival Corporation (Cl. A)                           2,500             121,250
Marriott International, Inc. (Cl. A)                   1,500              56,062
                                                                        --------
                                                                         177,312
MACHINERY - DIVERSE - 0.4%
Caterpillar, Inc.                                      1,600              96,000
Danaher Corporation                                    1,400              81,375
Deere & Company                                        1,300              51,513
Dover Corporation                                      1,500              57,375
Ingersoll-Rand Company                                 1,100              71,087
                                                                        --------
                                                                         357,350
MANUFACTURING - DIVERSIFIED - 0.8%
AlliedSignal, Inc.                                     2,400             151,200
Corning, Inc.                                          1,500             105,188
Illinois Tool Works, Inc.                              1,200              98,400
Textron, Inc.                                            900              74,081
Tyco International, Ltd.                               2,800             265,300
United Technologies Corporation                        1,800             129,037
                                                                        --------
                                                                         823,206

                                                     NUMBER             MARKET
COMMON STOCKS (Continued)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
MANUFACTURING - SPECIALIZED - 0.2%
CBS Corporation*                                     2,500            $  108,594
Pall Corporation                                     1,300                28,844
Sealed Air Corporation*                                700                45,413
Thermo Electron Corporation*                         2,100                42,131
Tomkins PLC ADR                                        248                 4,526
                                                                      ----------
                                                                         229,508
MEDICAL PRODUCTS & SUPPLIES - 0.5%
Baxter International, Inc.                           1,300                78,813
Becton, Dickinson & Company                          1,400                42,000
Boston Scientific Corporation*                       2,800               123,025
Guidant Corporation                                  2,200               113,163
Medtronic, Inc.                                      1,900               147,962
                                                                      ----------
                                                                         504,963
MISCELLANEOUS BUSINESS SERVICES - 0.0%
Equifax, Inc.                                        1,200                42,825
Natural Gas - 0.3%
Enron Corporation                                    1,700               138,975
Sonat, Inc.                                            800                26,500
Williams Companies, Inc.                             2,800               119,175
                                                                      ----------
                                                                         284,650
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Ikon Office Solutions, Inc.                          1,100                16,500
Pitney Bowes, Inc.                                   1,200                77,100
                                                                      ----------
                                                                          93,600
OIL - DOMESTIC - 0.3%
Atlantic Richfield Company                           1,400               116,987
Occidental Petroleum Corporation                     2,300                48,588
Phillips Petroleum Company                           2,000               100,625
USX-Marathon Group                                   1,300                42,331
                                                                      ----------
                                                                         308,531
OIL - INTERNATIONAL - 2.4%
BP Amoco PLC ADR                                     1,400               151,900
Chevron Corporation                                  2,700               257,006
Exxon Corporation                                    8,500               655,562
Mobil Corporation                                    3,000               297,000
Royal Dutch Petroleum
        Company ADR                                 14,700               885,675
Texaco, Inc.                                         2,000               125,000
                                                                      ----------
                                                                       2,372,143
OIL & GAS - DRILLING & EQUIPMENT - 0.4%
BJ Services Company*                                 1,400                41,213
Halliburton Company                                  1,700                76,925
Repsol S.A. ADR                                      1,200                24,375
Schlumberger Limited                                 2,600               165,587
Union Pacific Resources Group, Inc.                  2,038                33,245
                                                                      ----------
                                                                         341,345

                           71 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES N (MANAGED ASSET ALLOCATION)(Continued)

                                                     NUMBER             MARKET
COMMON STOCKS (Continued)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
OIL & GAS - EXPLORATION & PRODUCTION - 0.5%
Amerada Hess Corporation                             1,000            $   59,500
Anadarko Petroleum Corporation                         600                22,088
Apache Corporation                                     500                19,500
Burlington Resources, Inc.                           1,200                51,900
Ente Nazionale Idrocarburi SPA
        S.A. ADR                                     1,300                78,000
Helmerich & Payne, Inc.                                400                 9,525
Shell Transport & Trading
        Company ADR                                  3,700               171,587
Total Fina S.A. ADR                                  1,000                64,438
Unocal Corporation                                   1,100                43,588
                                                                      ----------
                                                                         520,126
PAPER & FOREST PRODUCTS - 0.2%
Georgia-Pacific Corporation (GP Group)                 800                37,900
Georgia-Pacific Corporation
        (Timber Group)                               1,200                30,300
International Paper Company                          1,900                95,950
Weyerhaeuser Company                                   400                27,500
                                                                      ----------
                                                                         191,650
PERSONAL CARE - 0.3%
Avon Products, Inc.                                  1,900               105,450
Gillette Company                                     4,500               184,500
                                                                      ----------
                                                                         289,950
PHARMACEUTICALS - 2.4%
Astrazeneca Group PLC ADR                            2,700               105,806
Glaxo Wellcome PLC ADR                               2,100               118,913
Eli Lilly & Company                                  4,300               307,987
Merck & Company, Inc.                                9,200               680,800
Pharmacia & Upjohn, Inc.                             2,400               136,350
Pfizer, Inc.                                         5,100               559,725
Schering-Plough Corporation                          4,800               254,400
Warner Lambert Company                               3,200               222,000
                                                                      ----------
                                                                       2,385,981
PHOTOGRAPHY/IMAGING - 0.3%
Eastman Kodak Company                                1,600               108,400
Xerox Corporation                                    3,200               189,000
                                                                      ----------
                                                                         297,400
PUBLISHING - 0.1%
McGraw-Hill Companies, Inc.                          1,200                64,725
R.R. Donnelley & Sons Company                        1,000                37,062
                                                                      ----------
                                                                         101,787
PUBLISHING - NEWSPAPER - 0.2%
Gannett Company, Inc.                                1,300                92,788
Tribune Company                                      1,100                95,837
                                                                      ----------
                                                                         188,625

                                                     NUMBER             MARKET
COMMON STOCKS (Continued)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
RAILROADS - 0.3%
Burlington Northern Santa Fe
        Corporation                                  1,800            $   55,800
CSX Corporation                                        800                36,250
Kansas City Southern Industries, Inc.                  500                31,906
Norfolk Southern Corporation                         1,600                48,200
Union Pacific Corporation                            1,500                87,469
                                                                      ----------
                                                                         259,625
RESTAURANTS - 0.4%
Brinker International, Inc.*                         1,500                40,781
Darden Restaurants, Inc.                             1,400                30,538
McDonald's Corporation                               5,200               214,825
Tricon Global Restaurants, Inc.*                     1,140                61,702
                                                                      ----------
                                                                         347,846
RETAIL - APPAREL - 0.2%
GAP, Inc.                                            3,712               186,992
TJX Companies, Inc.                                  1,400                46,637
                                                                      ----------
                                                                         233,629
RETAIL - BUILDING SUPPLIES - 0.5%
Home Depot, Inc.                                     5,700               367,294
Lowe's Companies, Inc.                               1,500                85,031
                                                                      ----------
                                                                         452,325
RETAIL - DEPARTMENT STORES - 0.3%
Federated Department Stores, Inc.*                   1,500                79,406
Kohl's Corporation*                                  1,000                77,187
May Department Stores Company                        1,650                67,444
Nordstrom, Inc.                                      1,200                40,200
J.C. Penney Company, Inc.                            1,500                72,844
                                                                      ----------
                                                                         337,081
RETAIL - DRUG STORES - 0.2%
CVS Corporation                                      1,600                81,800
Rite Aid Corporation                                 1,500                36,938
Walgreen Company                                     3,200                94,000
                                                                      ----------
                                                                         212,738
RETAIL - FOOD CHAINS - 0.3%
Albertson's, Inc.                                    1,893                97,608
Kroger Company*                                      4,000               111,750
Safeway, Inc.*                                       1,900                94,050
                                                                      ----------
                                                                         303,408
RETAIL - GENERAL MERCHANDISE - 1.1%
Costco Companies, Inc.*                              1,000                80,062
Dayton Hudson Corporation                            1,800               117,000
Dollar General Corporation                             781                22,649
Sears, Roebuck and Company                           1,900                84,669
Wal-Mart Stores, Inc.                               15,600               752,700
                                                                      ----------
                                                                       1,057,080

                           72 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(Unaudited)
SERIES N (MANAGED ASSET ALLOCATION)(Continued)

                                                     NUMBER             MARKET
COMMON STOCKS (Continued)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
RETAIL - SPECIALTY - 0.3%
Circuit City Stores - Circuit
        City Group                                     700            $   65,100
Payless Shoesource, Inc.*                              644                34,454
Staples, Inc.*                                       1,650                51,047
Tandy Corporation                                    1,200                58,650
Toys "R" Us, Inc.*                                   2,100                43,444
                                                                      ----------
                                                                         252,695
SAVINGS & LOANS - 0.1%
Golden West Financial                                  500                49,000
Washington Mutual, Inc.                              2,400                84,900
                                                                      ----------
                                                                         133,900
SERVICES - ADVERTISING & MARKETING - 0.1%
Interpublic Group of Companies, Inc.                   600                51,975
Omnicom Group, Inc.                                  1,000                80,000
                                                                      ----------
                                                                         131,975
SERVICES - COMMERCIAL & CONSUMER - 0.2%
Cendant Corporation*                                 3,791                77,716
Dun & Bradstreet Corporation                           400                14,175
IMS Health, Inc.                                     1,600                50,000
Service Corporation International                    1,700                32,725
Sodexho Marriott Services*                              75                 1,439
                                                                      ----------
                                                                         176,055
SERVICES - DATA PROCESSING - 0.4%
Automatic Data Processing, Inc.                      3,300               145,200
Ceridian Corporation*                                1,200                39,225
Electronic Data Systems Corporation                  1,700                96,156
First Data Corporation                               1,800                88,087
Paychex, Inc.                                        1,500                47,813
                                                                      ----------
                                                                         416,481
TELECOMMUNICATION - CELLULAR - 0.1%
Sprint Corporation ( PCS Group)*                     1,750                99,969

TELECOMMUNICATION - LONG DISTANCE - 2.0%
AT&T Corporation                                    13,359               745,599
MCI WorldCom, Inc.*                                  7,482               645,323
Sprint Corporation (FON Group)                       3,400               179,562
Vodafone AirTouch PLC ADR                            1,750               344,750
                                                                      ----------
                                                                       1,915,234

                                                     NUMBER             MARKET
COMMON STOCKS (Continued)                          OF SHARES            VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.3%
British Telecom PLC ADR                                700            $  119,875
Cia de Telecomunicaciones de
        Chile S.A. ADR                                 425                10,519
Ericsson (L.M.) Telecom Company
        ADR (Cl. B)                                  2,400                79,050
Hong Kong Telecommunications,
        Ltd. ADR                                       800                21,550
Telecom New Zealand ADR                                400                13,975
Telecom Braxileiras S.A. ADR*                          700                    44
Telefonica S.A. ADR*                                   416                61,227
                                                                      ----------
                                                                         306,240
TELEPHONE - 2.5%
Alltel Corporation                                   1,500               107,250
Ameritech Corporation                                4,300               316,050
Bell Atlantic Corporation                            6,274               410,163
BellSouth Corporation                                6,400               300,000
Deutsche Telekom AG ADR                              2,700               114,075
France Telecom S.A. ADR                              1,400               107,800
GTE Corporation                                      4,000               302,750
SBC Communciations, Inc.                             7,154               414,932
Telebras Spons ADR PFD Block                           700                63,131
Telefonos de Mexico ADR                              1,800               145,463
U S West, Inc.                                       2,449               143,879
                                                                      ----------
                                                                       2,425,493
TEXTILES - APPAREL - 0.1%
Benetton Group SPA ADR                               2,080                82,290

TEXTILES - HOME FURNISHINGS - 0.0%
Springs Industries, Inc. (Cl. A)                       300                13,087

TIRE & RUBBER PRODUCTS - 0.1%
Goodyear Tire & Rubber Company                         900                52,931

TOBACCO - 0.4%
Fortune Brands, Inc.                                   900                37,238
Gallaher Group PLC ADR                                 500                12,219
Philip Morris Companies, Inc.                        9,400               377,762
                                                                      ----------
                                                                         427,219
WASTE MANAGEMENT - 0.2%
Browning-Ferris Industries, Inc.                     1,474                63,382
Waste Management, Inc.                               2,312               124,270
                                                                      ----------
                                                                         187,652
                                                                      ----------
     Total common stocks - 49.2%                                      48,009,583

                            73 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES N (MANAGED ASSET ALLOCATION)(Continued)

U.S. GOVERNMENT & GOV'T                        PRINCIPAL                MARKET
AGENCY SECURITIES                                AMOUNT                 VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 11.2%
Fannie Mae, 7.00% - 2022                      $   595,000            $   597,624
Federal Home Loan Mortgage
        Corporation, 4.70% - 10-18-99             685,000                674,437
Government National Mortgage Association,
        #67365, 11.50% - 2013                      21,538                 23,888
        #353937, 6.00% - 2023                     272,652                259,387
        #410777, 7.00% - 2025                      86,724                 85,830
        #780057, 7.50% - 2025                      50,093                 50,598
        #2102, 8.00% - 2025                        23,411                 23,844
        #412429, 8.50% - 2025                      30,098                 31,364
        #410891, 7.00% - 2026                     195,576                193,575
        #426384, 7.00% - 2026                     301,479                298,028
        #424476, 7.50% - 2026                     237,276                239,552
        #432891, 7.50% - 2026                      64,565                 65,187
        #402684, 8.00% - 2026                      82,148                 84,231
        #427029, 8.50% - 2026                     121,702                127,035
        #435589, 8.50% - 2026                      57,627                 60,137
        #436062, 6.50% - 2028                     613,149                591,253
        #457815, 6.50% - 2028                     183,255                176,579
        #464835, 6.50% - 2028                     169,939                163,646
        #468260, 6.50% - 2028                     192,875                185,832
        #480423, 6.50% - 2028                     170,810                164,522
        #457971, 6.50% - 2029                     925,279                890,692
        #464553, 6.50% - 2029                     178,454                171,887
        #492673, 6.50% - 2029                     622,909                599,606
        #494262, 6.50% - 2029                     186,537                179,562
        #496338, 6.50% - 2029                   1,355,449              1,304,647
        #496341, 6.50% - 2029                     251,951                242,508
        #497229, 6.50% - 2029                     643,086                618,983
        #497237, 6.50% - 2029                     796,947                767,077
        #498528, 6.50% - 2029                     820,940                790,171
        #499145, 6.50% - 2029                     663,049                638,238
        #506284, 6.50% - 2029                     202,232                194,652
        #426735, 7.50% - 2029                     400,000                403,996
                                                                     -----------
Total U.S. government agencies                                        10,898,568

U.S. GOVERNMENT SECURITIES - 13.0%
U.S. Treasury Bonds,
        6.875% - 2025                              35,000                 37,916
        6.75% - 2026                            2,590,000              2,770,445
        6.625% - 2027                             550,000                580,322
        5.50% - 2028                            3,260,000              2,980,357


                                               PRINCIPAL
                                               AMOUNT OR
U.S. GOVERNMENT & GOV'T                          NUMBER                 MARKET
AGENCY SECURITIES (CONTINUED)                  OF SHARES                VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes,
        5.625% - 2000                         $    75,000            $    75,203
        6.25% - 2000                          $   475,000                478,995
        5.625% - 2001                         $   700,000                701,358
        6.25% - 2002                          $   380,000                385,578
        5.50% - 2003                          $ 1,000,000                989,570
        5.875% - 2005                         $    75,000                 74,769
        6.50% - 2005                          $   100,000                102,819
        5.625% - 2006                         $   100,000                 98,224
        6.50% - 2006                          $   175,000                180,598
        6.125% - 2007                         $   900,000                909,387
        6.25% - 2007                          $ 1,000,000              1,018,680
        5.625% - 2008                         $ 1,300,000              1,272,895
                                                                     -----------
                                                                      12,657,116
                                                                     -----------
Total U.S. government & government
        agency securities - 24.2%                                     23,555,684

MISCELLANEOUS ASSETS

ASSET-BACKED SECURITIES - 0.1%
Advanta Home Equity Loan Trust
        (Cl. A2), 5.95% - 2009                $   111,053                107,755

REAL ESTATE INVESTMENT TRUSTS - 0.0%
Starwood Hotels & Resorts
        Worldwide, Inc.                               367                 11,216
                                                                     -----------
        Total miscellaneous assets - 0.1%                                118,971

FOREIGN STOCKS

AUSTRALIA - 0.3%
Australia & New Zealand Banking
        Group, Ltd.                                 7,600                 55,883
Coles Myer, Ltd.                                    8,100                 47,127
Rio Tinto, Ltd.                                     2,100                 34,433
Pacific Dunlop, Ltd.                               16,000                 23,087
Publishing & Broadcasting                           6,400                 42,234
Santos, Ltd.                                        7,400                 24,245
Westfield Trust                                    10,000                 20,241
                                                                     -----------
                                                                         247,250
BELGIUM - 0.1%
Electrabel S.A                                        150                 48,420
KBC Bancassurance Holdings                          1,000                 59,300
                                                                     -----------
                                                                         107,720
DENMARK - 0.1%
Danisco A/S                                         1,000                 45,189

                           74 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)

                                                     NUMBER              MARKET
FOREIGN STOCKS (Continued)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
FRANCE - 0.9%
Accor S.A                                               400             $100,449
Axa - UAP                                             1,100              134,203
Carrefour S.A                                           300               44,088
Elf Aquitaine S.A                                       700              102,728
Eridania Beghin-Say S.A                                 200               28,670
L'Air Liquide                                           236               37,116
Louis Vuitton Moet Hennessy                             550              161,032
Pinault-Printemps-Redoute S.A                           700              120,126
Societe Generale de Paris                               708              124,784
Technip                                                 400               44,882
                                                                        --------
                                                                         898,078
GERMANY - 0.9%
Altana AG                                               300               16,893
Axa Colonia Konzern AG                                1,200              115,093
Bankgesellschaft Berlin AG*                           2,000               27,536
BASF AG                                               1,700               75,125
Bayer AG                                              2,000               83,329
DaimlerChrylser AG                                    1,100               95,292
Deutsche Bank AG                                      1,900              115,903
GEHE AG                                               2,500              114,990
M.A.N. AG                                             2,000               68,272
Siemens AG                                              800               61,713
Veba AG                                               2,000              117,568
                                                                        --------
                                                                         891,714
HONG KONG - 0.3%
Cheung Kong Holdings                                 10,000               88,930
Hong Kong Electric Holdings, Ltd.                     9,000               28,999
Hutchinson Whampoa, Ltd.                             14,000              126,758
                                                                        --------
                                                                         244,687
ITALY - 0.4%
Banco Commerciale Italiane                           13,000               94,921
Instituto Nazionale
        Delle Assicurazioni                          29,200               67,756
Mediobanca SpA                                        7,500               78,508
Telecom Italia Mobile SpA                            15,100               90,164
Telecom Italia SpA                                    9,555               99,329
                                                                        --------
                                                                         430,678

                                                     NUMBER              MARKET
FOREIGN STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
JAPAN - 2.5%
Bridgestone Corporation                              5,000            $  151,190
Canon, Inc.                                          4,000               115,003
Dai Nippon Printing Company, Ltd.                    9,000               143,878
Kao Corporation                                      6,000               168,539
Kuraray Company, Ltd.                               10,000               120,291
Marui Company, Ltd.                                  9,000               148,711
Matsushita Electric Works                            5,000                48,249
Mitsubishi Electric Corporation                      9,000                34,575
Mitsubishi Heavy Industries, Ltd.                   32,000               129,808
Mitsui & Company, Ltd.                              20,000               139,458
Nippon Telegraph & Telephone
        Corporation                                     13               151,438
Nippon Express Company, Ltd.                        23,000               137,764
Omron Corporation                                    5,000                86,748
Ricoh Corporation, Ltd.                              6,000                82,584
Sharp Corporation                                    2,000                23,629
Sony Corporation                                     1,000               107,816
Sumitomo Chemical Company, Ltd.                     33,000               151,314
Sumitomo Marine & Fire                              20,000               120,621
Takeda Chemical Industries                           3,000               139,045
Terumu Corporation                                   6,000               133,592
Tokyo Electric Power Company                         6,000               126,652
                                                                      ----------
                                                                       2,460,905
MALAYSIA - 0.0%
Malayan Cement Berhad                                7,500                 4,443

NETHERLANDS - 0.4%
ABN AMRO Holding NV                                  7,600               164,595
CSM NV                                                 600                29,980
Ing Groep NV                                         3,600               194,916
Oce NV                                               1,200                30,568
                                                                      ----------
                                                                         420,059
NEW ZEALAND - 0.0%
Lion Nathan, Ltd.                                   10,000                23,951

SINGAPORE - 0.0%
Cycle & Carriage, Ltd.                               3,000                17,269

SWEDEN - 0.1%
Astrazeneca Group PLC                                1,614                62,836

SWITZERLAND - 1.0%
ABB, Ltd.                                            1,102               103,875
Holderbank Financiere Glarus AG                         61                72,002
Nestle S.A                                             109               196,391
Novartis AG                                            136               198,585
Schweizerische Rueckversicherungs-
        Gesellschaft                                    60               114,242
Sig Schweiz Industrie - Reg                            120                71,478
UBS AG                                                 656               195,796
                                                                      ----------
                                                                         952,369

                           75 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)


                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER               MARKET
FOREIGN STOCKS (CONTINUED)                       OF SHARES               VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - 1.8%
Abbey National PLC                                  5,800            $   108,522
BAA PLC                                            12,000                115,101
Barclays PLC                                        6,200                180,704
Blue Circle Industries PLC                          9,045                 60,203
BG PLC                                             10,000                 61,200
BASS PLC                                            7,800                113,423
Lonrho Africa PLC                                   2,500                  1,892
GKN PLC                                             8,400                143,796
HSBC Holdings PLC                                   4,053                143,747
Powergen PLC                                        5,000                 53,791
Cadbury Schweppes PLC                              18,400                117,466
United Utilities PLC                               10,400                126,886
Royal & Sun Alliance
        Insurance Group                            13,636                122,626
Associated British Foods PLC                        8,000                 52,239
Pearson PLC                                         6,000                121,344
Smith & Nephew PLC                                 23,100                 70,185
Tesco PLC                                          40,700                105,536
Tomkins PLC                                        21,100                 91,631
                                                                     -----------
                                                                       1,790,292
                                                                     -----------
        Total foreign stocks - 8.8%                                    8,597,440

TEMPORARY CASH INVESTMENTS
Vista Treasury Institutional Money

Market Fund - 2.1%                              2,034,302              2,034,302

COMMERCIAL PAPERS
ElECTRONICS - 0.5%
Motorola, Inc., 4.98% - 7-1-99                $   433,000                433,000

FINANCIAL SERVICES - 3.7%
Gilfin BV, 5.70% - 7-1-99                     $ 3,619,000              3,619,000
                                                                     -----------
        Total commercial paper - 4.2%                                  4,052,000
                                                                     -----------
        Total investments - 99.8%                                     97,342,453
        Cash & other assets, less liabilites - 0.2%                      214,673
                                                                     -----------
        Total net assets - 100.0%                                    $97,557,126
                                                                     ===========

                                                     NUMBER             MARKET
COMMON STOCKS                                      OF SHARES            VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.2%
Boeing Company                                     32,900            $ 1,453,769
Lockheed Martin Corporation                        35,200              1,311,200
                                                                     -----------
                                                                       2,764,969
ALUMINUM - 0.7%
Reynolds Metals Company                            28,100              1,657,900

AUTO PARTS & EQUIPMENT - 1.2%
Delphi Automotive Systems
        Corporation                                 5,576                103,505
Genuine Parts Company                              48,200              1,687,000
TRW, Inc.                                          19,900              1,092,012
                                                                     -----------
                                                                       2,882,517
AUTOMOBILES - 0.3%
General Motors Corporation                         12,700                838,200

BANKS - MAJOR REGIONAL - 5.9%
Bank One Corporation                               33,367              1,987,422
BankBoston Corporation                             25,600              1,308,800
Fleet Financial Group, Inc.                        44,400              1,970,250
KeyCorp                                            16,100                517,213
Mellon Bank Corporation                           116,200              4,226,775
Mercantile Bankshares Corporation                  27,700                979,887
National City Corporation                          18,800              1,231,400
Wells Fargo Company                                37,000              1,581,750
                                                                     -----------
                                                                      13,803,497
BANKS - MONEY CENTER - 2.4%
Bank of America Corporation                        20,100              1,473,581
Chase Manhattan Corporation                        19,016              1,647,261
J.P. Morgan & Company, Inc.                        18,300              2,571,150
                                                                     -----------
                                                                       5,691,992
BEVERAGES - ALCOHOLIC - 1.7%
Anheuser-Busch Companies, Inc.                     32,200              2,284,187
Brown-Forman Corporation (Cl. B)                   25,700              1,675,319
                                                                     -----------
                                                                       3,959,506
BEVERAGES - SOFT DRINK - 0.3%
PepsiCo, Inc.                                      16,200                626,738

BUILDING MATERIALS - 0.7%
Armstrong World Industries, Inc.                   29,300              1,693,906

CHEMICALS - BASIC - 3.3%
Dow Chemical Company                               24,900              3,159,188
E.I. du Pont de Nemours & Company                  38,400              2,623,200
Great Lakes Chemical Company                       35,700              1,644,431
Olin Corporation                                   30,500                402,219
                                                                     -----------
                                                                       7,829,038
CHEMICALS - DIVERSIFIED - 0.9%
Hercules, Inc.                                     55,000              2,162,188

                           76 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES O (EQUITY INCOME)(CONTINUED)

                                                     NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------

CHEMICALS - SPECIALTY - 3.7%
Arch Chemicals, Inc.                                8,800            $   213,950
Imperial Chemical Industries
        PLC ADR                                    20,600                818,850
International Flavors & Fragrances, Inc.           55,100              2,445,062
Minnesota Mining & Manufacturing
        Company                                    29,200              2,538,575
Nalco Chemical Company                             34,700              1,800,062
Witco Corporation                                  51,100              1,022,000
                                                                     -----------
                                                                       8,838,499
COMPUTER HARDWARE - 1.3%
Compaq Computer Company                            24,800                587,450
Hewlett-Packard Company                            25,300              2,542,650
                                                                     -----------
                                                                       3,130,100
ELECTRIC COMPANIES - 4.9%
Constellation Energy Group                         14,700                435,488
DQE, Inc.                                          27,400              1,099,425
Duke Energy Corporation                            27,300              1,484,437
Entergy Corporation                                27,800                868,750
FirstEnergy Corporation                            51,157              1,585,867
Niagara Mohawk Holdings, Inc.*                     30,100                483,481
Pacificorp                                         49,600                911,400
Reliant Energy, Inc.                               33,500                925,437
Southern Company                                   57,300              1,518,450
Teco Energy, Inc.                                  23,600                536,900
Unicom Corporation                                 40,200              1,550,213
                                                                     -----------
                                                                      11,399,848
ELECTRICAL EQUIPMENT - 2.6%
Cooper Industries, Inc.                            26,388              1,372,176
General Electric Company                           14,900              1,683,700
Honeywell, Inc.                                    14,500              1,680,187
Hubbell, Inc. (Cl. B)                              27,300              1,238,738
                                                                     -----------
                                                                       5,974,801
ENTERTAINMENT - 0.2%
Walt Disney Company, Inc.                          16,100                496,081

FINANCIAL - DIVERSE - 3.8%
American General Corporation                       29,400              2,216,025
Citigroup, Inc.                                    62,550              2,971,125
Fannie Mae                                         33,500              2,290,563
H & R Block, Inc.                                  26,100              1,305,000
                                                                     -----------
                                                                       8,782,713
FOODS - 5.7%
Campbell Soup Company                              31,400              1,409,075
General Mills, Inc.                                40,100              3,223,037
Heinz (H.J.) Company                               32,950              1,651,619
Hershey Foods Corporation                          23,100              1,371,562
Kellogg Company                                    36,200              1,194,600
McCormick & Company, Inc.
        (Non-Voting)                               48,200              1,521,313
Nabisco Group Holdings
        Corporation                                49,500                968,344

                                                     NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
Foods (continued)
Quaker Oats Company                                29,400            $ 1,951,425
                                                                     -----------
                                                                      13,290,975
GOLD & PRECIOUS METALS MINING - 0.4%
Newmont Mining Corporation                         43,400                862,575

HARDWARE & TOOLS - 0.4%
Stanley Works                                      29,200                939,875

HEALTH CARE - DIVERSE - 2.2%
Abbott Laboratories                                33,000              1,501,500
American Home Products Corporation                 61,500              3,536,250
                                                                     -----------
                                                                       5,037,750
HEALTH CARE - PHARMACEUTICALS - 1.8%
Merck & Company, Inc.                              13,200                976,800
Pharmacia & Upjohn, Inc.                           57,795              3,283,478
                                                                     -----------
                                                                       4,260,278
HOMEBUILDING - 0.5%
PPG Industries, Inc.                               20,600              1,216,687

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.8%
Whirlpool Corporation                              25,300              1,872,200

HOUSEHOLD PRODUCTS - 2.1%
Fort James Corporation                             37,100              1,405,162
Kimberly-Clark Corporation                         50,700              2,889,900
Tupperware Corporation                             27,900                711,450
                                                                     -----------
                                                                       5,006,512
INSURANCE - LIFE & HEALTH - 1.3%
Lincoln National Corporation                       25,000              1,307,813
Transamerica Corporation                           22,200              1,665,000
                                                                     -----------
                                                                       2,972,813
INSURANCE - PROPERTY & CASUALTY - 2.6%
Chubb Corporation                                  20,400              1,417,800
Safeco Corporation                                 41,500              1,831,187
St. Paul Companies, Inc.                           63,404              2,017,040
XL Capital, Ltd. (Cl. A)                           15,300                864,450
                                                                     -----------
                                                                       6,130,477
LODGING - HOTELS - 0.3%
Hilton Hotels Corporation                          41,600                590,200

MACHINERY - DIVERSE - 0.3%
GATX Corporation                                   20,200                768,863

MANUFACTURING - DIVERSIFIED - 0.8%
AlliedSignal, Inc.                                 28,100              1,770,300

MANUFACTURING - SPECIALIZED - 0.7%
Pall Corporation                                   70,400              1,562,000

                           77 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES O (EQUITY INCOME)(CONTINUED)

                                                     NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
METALS & MINING - 0.8%
Inco, Ltd.                                         55,500            $   999,000
Phelps Dodge Corporation                           16,000                991,000
                                                                     -----------
                                                                       1,990,000

OIL - DOMESTIC - 2.3%
Atlantic Richfield Company                         41,600              3,476,200
Phillips Petroleum Company                         17,800                895,563
USX-Marathon Group                                 30,200                983,388
                                                                     -----------
                                                                       5,355,151
OIL - INTERNATIONAL - 8.0%
BP Amoco PLC ADR                                   35,740              3,877,790
Chevron Corporation                                32,100              3,055,519
Exxon Corporation                                  48,800              3,763,700
Mobil Corporation                                  31,300              3,098,700
Royal Dutch Petroleum
        Company ADR                                38,500              2,319,625
Texaco, Inc.                                       41,700              2,606,250
                                                                     -----------
                                                                      18,721,584
OIL & GAS - DRILLING & EQUIPMENT - 0.9%
Baker Hughes, Inc.                                 65,200              2,184,200

OIL & GAS - EXPLORATION & PRODUCTION - 1.6%
Amerada Hess Corporation                           37,500              2,231,250
Unocal Corporation                                 42,100              1,668,212
                                                                     -----------
                                                                       3,899,462
PAPER & FOREST PRODUCTS - 2.0%
Consolidated Papers, Inc.                          45,000              1,203,750
International Paper Company                        69,520              3,510,760
                                                                     -----------
                                                                       4,714,510
PHOTOGRAPHY/IMAGING - 1.0%
Eastman Kodak Company                              36,000              2,439,000

PUBLISHING - 2.4%
Dow Jones & Company, Inc.                          24,800              1,315,950
Knight-Ridder, Inc.                                34,400              1,889,850
R.R. Donnelley & Sons Company                      33,500              1,241,594
Readers Digest Association, Inc. (Cl. A)           31,500              1,252,125
                                                                     -----------
                                                                       5,699,519
RAILROADS - 2.8%
Burlington Northern Santa Fe
        Corporation                                38,500              1,193,500
Norfolk Southern Corporation                       82,500              2,485,312
Union Pacific Corporation                          51,100              2,979,769
                                                                     -----------
                                                                       6,658,581
REAL ESTATE - 0.3%
Rouse Company                                      23,300                591,238

RETAIL - DEPARTMENT STORES - 1.1%
J.C. Penney Company, Inc.                          29,700              1,442,306
May Department Stores Company                      25,650              1,048,444
                                                                     -----------
                                                                       2,490,750

                                            PRINCIPAL AMOUNT OR         MARKET
COMMON STOCKS (CONTINUED)                    NUMBER OF SHARES           VALUE
--------------------------------------------------------------------------------
RETAIL - SPECIALTY - 0.5%
Toys "R" Us, Inc.                                 50,300            $  1,040,581

SERVICES - COMMERCIAL & CONSUMER - 0.5%
Dun & Bradstreet Corporation                      31,500               1,116,281

TELECOMMUNICATIONS - LONG DISTANCE - 0.5%
AT&T Corporation                                  19,150               1,068,809

TELEPHONE - 8.9%
Alltel Corporation                                62,200               4,447,300
BCE, Inc.                                         33,800               1,666,763
Bell Atlantic Corporation                         40,800               2,667,300
Bellsouth Corporation                             15,000                 703,125
GTE Corporation                                   47,500               3,595,156
SBC Communications, Inc.                          88,152               5,112,816
Telecom Braxileiras S.A. ADR*                     13,700                     856
Telecomunicacoes
        Brasilerias S.A. ADR*                     13,700               1,235,569
U S West, Inc.                                    22,500               1,321,875
                                                                    ------------
                                                                      20,750,760
TOBACCO - 2.6%
Fortune Brands, Inc.                              28,900               1,195,737
Philip Morris Companies, Inc.                     61,300               2,463,494
R.J. Reynolds Tobacco Holdings, Inc.*             16,500                 519,750
UST, Inc.                                         66,000              1,930, 500
                                                                    ------------
                                                                       6,109,481
TRANSPORTATION - MISCELLANEOUS
        (BUS/TRUCKING) - 0.2%
Alexander & Baldwin, Inc.                         15,300                 340,425

WASTE MANAGEMENT - 1.2%
Browning-Ferris Industries, Inc.                  52,300               2,248,900
Waste Management, Inc.                             9,022                 484,933
                                                                    ------------
                                                                       2,733,833
                                                                    ------------
        Total common stocks - 92.6%                                  216,718,163

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES

U.S. GOVERNMENT SECURITIES - 0.8%
Federal Home Loan Mortgage Corporation,
        4.78% - 7-9-99                      $    249,000                 248,735
U.S. Treasury Bonds, 6.00% - 2026           $    400,000                 389,856
U.S. Treasury Notes,
        5.875% - 1999                       $    100,000                 100,291
        6.50% - 2001                        $    400,000                 407,008
        5.75% - 2003                        $    400,000                 398,992
        5.625% - 2006                       $    200,000                 196,448
        7.00% - 2006                        $    100,000                 105,900
                                                                    ------------
Total U.S. government & government
        agency securities - 0.8%                                       1,847,230

                           78 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES O (EQUITY INCOME)(CONTINUED)

                                                PRINCIPAL
                                                AMOUNT OR
                                                  NUMBER                 MARKET
REAL ESTATE INVESTMENT TRUSTS                   OF SHARES                VALUE
--------------------------------------------------------------------------------
REAL ESTATE - INVESTMENT TRUSTS -1.9%
Crescent Real Estate
        Equities Company                          35,500            $    843,125
Simon Property Group, Inc.                        60,636               1,538,639
Starwood Hotels & Resorts
        Worldwide, Inc.                           67,549               2,064,466
                                                                    ------------
                                                                       4,446,230
FOREIGN STOCKS

NETHERLANDS - 0.2%
Unilever NV - CVA                                  4,900                 330,238

UNITED KINGDOM - 0.3%
Smith & Nephew PLC                               243,800                 740,742
                                                                    ------------
        Total foreign stocks - 0.5%                                    1,070,980

TEMPORARY CASH INVESTMENTS

Vista Treasury Institutional
Money Market Fund - 0.4%                       1,000,448               1,000,448

COMMERCIAL PAPER
FINANCIAL SERVICES - 3.6%
Gilfin BV, 5.70% - 7-1-99                     $1,885,000               1,885,000
Metlife Funding, Inc.,
        5.00% - 7-16-99                       $6,532,000               6,518,391
                                                                    ------------
                                                                       8,403,391
                                                                    ------------
        Total investments - 99.8%                                    233,486,442
        Other assets, less liabilities - 0.2%                            432,834
                                                                    ------------
        Total net assets - 100.0%                                   $233,919,276
                                                                    ============

SERIES P (HIGH YIELD)

CORPORATE BONDS

AEROSPACE/DEFENSE - 0.8%
Burke Industries, Inc.,
        10.0% - 2007                              $200,000              $151,500

AUTOMOTIVE - 5.6%
Federal-Mogul Corporation,
        7.50% - 2009                               $75,000                69,281
        7.875% - 2010                             $200,000               187,500
Hayes Lemmerz International, Inc.,
        8.25% - 2008                              $250,000               235,625
Lear Corporation, 7.96% - 2005                    $250,000               241,875
Mark IV Industries, Inc.,
        7.75% - 2006                              $200,000               191,500
        7.50% - 2007                              $100,000                92,250
                                                                      ----------
                                                                       1,018,031

SERIES P (HIGH YIELD)(CONTINUED)

                                                PRINCIPAL
                                                AMOUNT OR
                                                  NUMBER                 MARKET
CORPORATE BONDS(CONTINUED)                      OF SHARES                VALUE
--------------------------------------------------------------------------------
BANKING - 2.7%
BF SAUL REIT, 9.75% - 2008                          $175,000            $166,031
FCB/NC Capital Trust, 8.05% - 2028                   $75,000              71,062
Golden State Holdings, Inc.,
        7.125% - 2005                               $200,000             193,000
Homeside, Inc., 11.25% - 2003                        $50,000              57,375
                                                                        --------
                                                                         487,468
BEVERAGES - 0.2%
Delta Beverage Group,
        9.75% - 2003                                 $50,000              51,500

BROKERAGE - 0.5%
SI Financing Trust, Inc., 9.5% - 20261                 3,500              91,656

BUILDING MATERIALS - 3.0%
American Plumbing &
        Mechanical, Inc., 11.625% - 2008            $300,000             288,750
Knoll, Inc., 10.875% - 2006                          $63,000              69,379
Nortek, Inc., 8.875% - 2008                         $175,000             179,375
                                                                        --------
                                                                         537,504
CAPITAL GOODS - OTHER - 0.3%
Iron Mountain, Inc., 10.125% - 2006                  $50,000              53,000

CONSTRUCTION MACHINERY - 3.9%
AGCO Corporation, 8.50% - 2006                      $200,000             188,500
Columbus McKinnon Corporation,
        8.50% - 2008                                $175,000             170,187
Navistar International, 8.00% - 2008                $175,000             181,125
Titan Wheel International, Inc.,
        8.75% - 2007                                $175,000             167,344
                                                                        --------
                                                                         707,156
CONSUMER CYCLICAL - OTHER - 2.3%
American ECO Corporation,
        9.625% - 2008                               $200,000             115,500
Musicland Group, 9.00% - 2003                       $300,000             298,875
                                                                        --------
                                                                         414,375

CONSUMER NONCYCLICAL - OTHER - 2.4%
AK Steel Corporation, 7.875% - 2009                 $150,000             145,125
California Steel Industries,
        8.50% - 2009                                $300,000             293,250
                                                                        --------
                                                                         438,375
CONSUMER PRODUCTS - 1.4%
Chattem, Inc., 8.875% - 2008                        $250,000             246,875

ELECTRIC UTILITY - 4.0%
AES Corporation, 10.25% - 2006                      $100,000             102,250
Calpine Corporation,
        8.75% - 2007                                $175,000             175,875
East Coast Power, LLC,
        6.737% - 2008                               $150,000             145,687
        7.066% - 2012                               $150,000             141,938
Niagara Mohawk Power,
        7.75% - 2008                                $150,000             154,312
                                                                        --------
                                                                         720,062

                           79 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES P (HIGH YIELD) (CONTINUED)

                                                PRINCIPAL               MARKET
CORPORATE BONDS (CONTINUED)                      AMOUNT                 VALUE
--------------------------------------------------------------------------------
ENERGY - INDEPENDENT - 0.6%
COHO Energy, Inc.,
        8.875% - 2007(5)                          $100,000               $52,750
Seagull Energy Corporation,
        8.625% - 2005                               50,000                49,313
                                                                      ----------
                                                                         102,063
ENERGY - OTHER - 0.7%
P&L Coal Holdings Corporation,
        8.875% - 2008                              125,000               125,313

ENERGY - REFINING - 1.1%
Crown Central Petroleum,
        10.875% - 2005                             125,000               113,438
Giant Industries, Inc., 9.0% - 2007                100,000                91,250
                                                                      ----------
                                                                         204,688
ENTERTAINMENT - 1.0%
Premier Parks, 9.75% - 2007                        175,000               182,438


FINANCIAL COMPANIES - 1.0%
CB Richard Ellis Service,
        8.875% - 2006                              125,000               124,375
Dollar Financial Group, Inc.,
        10.875% - 2006                              50,000                51,188
                                                                      ----------
                                                                         175,563
FOOD - 0.9%
Chiquita Brands International, Inc.,
        10.25% - 2006                               25,000                25,375
Nash Finch Company,
        8.50% - 2008                               150,000               135,000
                                                                      ----------
                                                                         160,375
GAMING - 8.5%
Boyd Gaming Corporation,
        9.50% - 2007                               225,000               224,437
Circus Circus Enterprise,
        6.75% - 2003                               150,000               140,625
        9.25% - 2005                               125,000               126,875
Harrahs Operating, Inc.,
        7.875% - 2005                              250,000               241,875
Hollywood Park, Inc.,
        9.25% - 2007                               150,000               148,125
Isle of Capri Casinos, 8.75% - 2009                150,000               140,625
MGM Grand, Inc., 6.95% - 2005                      125,000               116,406
Mirage Resorts, Inc., 6.625% - 2005                150,000               142,687
Park Place Entertainment,
        7.875% - 2005                              275,000               261,250
                                                                      ----------
                                                                       1,542,905

                                                PRINCIPAL               MARKET
CORPORATE BONDS (CONTINUED)                      AMOUNT                 VALUE
--------------------------------------------------------------------------------
HEALTHCARE - 3.9%
Genesis Health Ventures, Inc.,
        9.875% - 2009                             $150,000              $124,125
Multicare Companies, Inc.,
         9.0% - 2007                               150,000               101,625
Packard Bioscience Company,
        9.375% - 2007                               75,000                70,688
Prime Medical Services,
        8.75% - 2008                               100,000                97,750
Rural/Metro, 7.875% - 2008                         150,000               135,750
Tenet Healthcare Corporation,
        8.125% - 2008                              175,000               168,437
                                                                      ----------
                                                                         698,375
HOME CONSTRUCTION - 6.2%
D.R. Horton, Inc., 8.375% - 2004                   200,000               199,000
MDC Holdings, Inc., 8.375% - 2008                  100,000                97,000
NVR, Inc., 8.0% - 2005                             225,000               218,812
Oakwood Homes Corporation,
        8.125% - 2009                              275,000               263,656
Standard Pacific Corporation,
        8.5% - 2009                                225,000               221,625
Toll Corporation, 7.75% - 2007                     125,000               119,688
                                                                      ----------
                                                                       1,119,781
INSURANCE - 0.5%
GENAMERICA Capital, Inc.,
        8.525% - 2027                              100,000                95,000

LODGING - 4.1%
HMH Properties,
        7.875% - 2008                              225,000               206,438
        8.45% - 2008                                50,000                47,375
Prime Hospitality, 9.25% - 2006                    200,000               201,500
Vail Resorts, Inc., 8.75% - 2009                   300,000               293,250
                                                                      ----------
                                                                         748,563
MEDIA - CABLE - 4.1%
Adelphia Communications,
        9.50% - 2004                                21,694                22,697
        8.375% - 2008                              100,000                99,000
Century Communications,
        9.50% -2005                                125,000               129,375
        8.375% - 2007                               75,000                73,313
Diamond Holdings, 9.125% - 2008                    150,000               150,375
Jones Intercable, Inc.,
        7.625% -2008                               200,000               207,500
Rogers Cablesystems, 9.625% - 2002                  50,000                52,875
                                                                      ----------
                                                                         735,135

                            80 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES P (HIGH YIELD) (CONTINUED)

                                                PRINCIPAL               MARKET
CORPORATE BONDS (CONTINUED)                      AMOUNT                 VALUE
--------------------------------------------------------------------------------
MEDIA - NONCABLE - 5.7%
Allbritton Communications,
        9.75% - 2007                              $100,000              $101,000
Big Flower Press Holdings, Inc.,
        8.875% - 2007                              125,000               118,437
Emmis Communications,
        8.125% - 2009                              250,000               238,750
Golden Books Publishing, Inc.,
        7.65% - 2002(5)                             50,000                20,375
Heritage Media Corporation,
        8.75% - 2006                                50,000                53,500
Hollinger International
        Publishing, Inc.,
        8.625% - 2005                              300,000               303,750
K-III Communications Corporation,
        10.25% - 2004                               20,000                20,050
USA Networks, 6.75% - 2005                         175,000               169,094
                                                                      ----------
                                                                       1,024,956
METALS - 2.9%
Ameristeel Corporation,
        8.75% - 2008                               100,000                99,500
Bulong Operations, 12.50% - 2008                   175,000               176,313
Simcala, Inc., 9.625% - 2006                       100,000                73,250
Wheeling Pittsburgh Corporation,
        9.25% - 2007                               100,000                96,250
WHX Corporation, 10.50% - 2005                      75,000                71,062
                                                                      ----------
                                                                         516,375
PACKAGING & CONTAINERS - 2.9%
Ball Corporation, 7.75% - 2006                     100,000                99,250
Huntsman Packaging Corporation,
        9.125% - 2007                              125,000               123,437
Indesco International, Inc.,
        9.75% - 2008                               175,000               115,063
Packaged Ice, Inc., 9.75% - 2005                   125,000               124,844
Plastic Containers, Inc.,
        10.00% - 2006                               50,000                56,375
                                                                      ----------
                                                                         518,969
RETAILERS - 3.7%
Ames Department Stores, 10.0% - 2006               300,000               293,250
Jo-Ann Stores, 10.375% - 2007                      150,000               147,000
Zale Corporation, 8.50% - 2007                     225,000               229,781
                                                                      ----------
                                                                         670,031
SERVICES - 1.6%
Loewen Group, Inc.,
        6.70% - 1999(5)                             75,000                48,563
Protection One Alarm Monitoring, Inc.,
        7.375% - 2005                              250,000               237,500
                                                                      ----------
                                                                         286,063
                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER                MARKET
CORPORATE BONDS (CONTINUED)                      OF SHARES               VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - 1.6%
AMKOR Technologies, Inc.,
        9.25% - 2006                             $300,000               $291,375

TELECOMMUNICATIONS - 11.0%
ALESTRA SA, 12.625% - 2009                       $300,000                284,250
Call-Net Enterprise, Inc.,
        9.375% - 2009                            $150,000                142,875
Loral Space & Communications,
        9.5% - 2006                              $300,000                261,750
Mastec, Inc., 7.75% - 2008                       $300,000                293,625
Mcleodusa, Inc., 8.375% - 2008                   $175,000                163,625
MJD Communications, Inc.,
        9.50% - 2008                             $175,000                174,563
Pac-West Telecom, Inc,
        13.5% - 2009                             $300,000                297,000
RCN Corporation, 10.00% - 2007                   $275,000                277,062
Satelites Mexicanos, Inc.,
        10.125% - 2004                           $125,000                 99,687
                                                                     -----------
                                                                       1,994,437
TEXTILES - 0.5%
Westpoint Stevens, 7.875% - 2008                 $100,000                 96,750


TOBACCO - 0.2%
Dimon, Inc., 8.875% - 2006                        $25,000                 22,844
Standard Commercial Tobacco
        Corporation, 8.875% - 2005                $25,000                 20,500
                                                                     -----------
                                                                          43,344
TRANSPORTATION - 1.8%
Allied Holdings, Inc., 8.625% - 2007             $100,000                 97,375
Pegasus Aviation Lease Securitization,
        5.878% - 2029                            $300,000                168,726
Teekay Shipping Corporation,
        8.32% - 2008                              $65,000                 61,506
                                                                     -----------
                                                                         327,607
                                                                     -----------
        Total corporate bonds - 91.6%                                 16,577,608

PREFERRED STOCKS
BANKS & CREDIT - 0.1%
California Federal Bank, 9.125%                     1,000                 26,125

MEDIA - CABLE - 0.6%
CSC Holdings, Inc., 11.125%                           922                102,336

MEDIA - NONCABLE - 0.5%
Primedia, Inc., 10.0% - 2008                          800                 82,000
                                                                     -----------
        Total preferred stocks - 1.2%                                    210,461

                           81 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES P (HIGH YIELD) (CONTINUED)

                                                   NUMBER OF             MARKET
COMMON STOCKS                                       SHARES                VALUE
--------------------------------------------------------------------------------
BROADCAST MEDIA - 0.3%
Infinity Broadcasting Corporation                    2,000           $    59,500

REAL ESTATE INVESTMENT TRUST - 1.9%
Bedford Property Investors, Inc.,                    2,400                42,900
Centerpoint Properties Corporation                     875                32,047
Duke-Weeks Realty Corporation                        1,275                28,767
First Industrial Realty Trust, Inc.                  1,620                44,449
KIMCO Realty Corporation                               750                29,344
Prentiss Properties Trust                            3,375                79,313
Prologis Trust                                       2,000                40,500
Reckson Associates Realty
        Corporation                                  1,795                42,182
                                                                     -----------
                                                                         339,502
                                                                     -----------
        Total common stocks - 2.2%                                       399,002
                                                                     -----------
        Total investments - 95.0%                                     17,187,071
        Cash and other assets, less liabilities - 5.0%                   918,065
                                                                     -----------
        Total net assets - 100.0%                                    $18,105,136
                                                                     ===========

SERIES S (SOCIAL AWARENESS)

AIRLINES - 0.6%
AMR Corporation*                                   18,900             $1,289,925

ALUMINUM - 0.5%
Alcoa, Inc.                                        16,400              1,014,750

AUTO PARTS & EQUIPMENT - 0.6%
Dana Corporation                                    7,200                331,650
Snap-on, Inc.                                      25,500                922,781
                                                                      ----------
                                                                       1,254,431
BANKS - MAJOR REGIONAL - 4.2%
Bank of New York Company, Inc.                     50,100              1,838,044
Bank One Corporation                               47,880              2,851,852
Northern Trust Corporation                         22,600              2,192,200
Wells Fargo Company                                51,300              2,193,075
                                                                      ----------
                                                                       9,075,171
BANKS - MONEY CENTER - 1.9%
Bank of America Corporation                        26,000              1,906,125
Chase Manhattan Corporation                        23,600              2,044,350
                                                                      ----------
                                                                       3,950,475
BEVERAGES - SOFT DRINK - 2.3%
Coca-Cola Company                                  80,200              5,012,500

BROADCAST MEDIA - 1.7%
Chancellor Media Corporation*                      15,700                865,463
Comcast Corporation (CI. A)                        41,200              1,583,625
Viacom, Inc. (CI. B)*                              24,800              1,091,200
                                                                      ----------
                                                                       3,540,288
                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
CHEMICALS - BASIC - 1.0%
Praxair, Inc.                                      43,300             $2,118,994

CHEMICALS - SPECIALTY - 1.0%
Fuller (H.B.) Company                              17,900              1,223,913
Nalco Chemical Company                             10,300                534,312
Sigma-Aldrich Corporation                           8,900                306,494
                                                                     -----------
                                                                       2,064,719
COMMUNICATION EQUIPMENT - 3.7%
ADC Telecommunications, Inc.*                      37,600              1,713,150
Comverse Technology, Inc.*                         22,500              1,698,750
Lucent Technologies, Inc.                          23,760              1,602,315
Scientific-Atlanta, Inc.                           24,400                878,400
Tellabs, Inc.                                      30,200              2,040,388
                                                                     -----------
                                                                       7,933,003
COMPUTER HARDWARE - 4.4%
Compaq Computer Corporation                        55,200              1,307,550
Hewlett-Packard Company                            22,900              2,301,450
International Business Machines
        Corporation                                44,400              5,738,700
                                                                     -----------
                                                                       9,347,700

COMPUTER SOFTWARE/SERVICES - 6.6%
Adobe Systems, Inc.                                14,800              1,215,912
Affiliated Computer
        Services, Inc. (Cl. A)*                    25,900              1,311,188
American Management Systems, Inc.*                 37,900              1,215,169
Computer Associates
        International, Inc.                        20,000              1,100,000
Microsoft Corporation*                            104,300              9,406,556
                                                                     -----------
                                                                      14,248,825
COMPUTERS - NETWORKING - 2.6%
Cisco Systems, Inc.*                               87,050              5,598,403

COMPUTERS - PERIPHERALS - 0.8%
EMC Corporation*                                   32,800              1,804,000

CONSUMER FINANCE - 0.6%
Household International, Inc.                      29,200              1,383,350

DISTRIBUTION - FOOD & HEALTH - 0.6%
Cardinal Health, Inc.                              20,700              1,327,387

ELECTRICAL EQUIPMENT - 3.3%
Cooper Industries, Inc.                            38,300              1,991,600
Emerson Electric Company                           31,900              2,005,713
Hubbell, Inc. (Cl. B)                              23,300              1,057,237
Thomas & Betts Corporation                         44,700              2,112,075
                                                                     -----------
                                                                       7,166,625
ELECTRONICS - DEFENSE - 0.6%
Molex, Inc.                                        32,800              1,213,600

                           82 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES S (SOCIAL AWARENESS)(CONTINUED)

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
ELECTRONICS - DISTRIBUTION - 0.3%
W.W. Grainger, Inc.                                 13,000              $699,563

ELECTRONICS - SEMICONDUCTORS - 4.2%
Analog Devices, Inc.*                               33,000             1,656,187
Intel Corporation                                  110,600             6,580,700
Texas Instruments, Inc.                              5,900               855,500
                                                                      ----------
                                                                       9,092,387
ENGINEERING & CONSTRUCTION - 0.5%
Granite Construction, Inc.                          39,700             1,163,706

ENTERTAINMENT - 1.7%
Time Warner, Inc.                                   28,600             2,059,200
Walt Disney Company                                 52,000             1,602,250
                                                                      ----------
                                                                       3,661,450
FINANCIAL - DIVERSE - 4.0%
American Express Company                            14,400             1,873,800
American General Corporation                        21,100             1,590,413
Fannie Mae                                          32,500             2,222,187
Freddie Mac                                         28,800             1,670,400
Finova Group, Inc.                                  24,400             1,284,050
                                                                      ----------
                                                                       8,640,850
FOODS - 1.1%
Bestfoods                                           10,800               534,600
General Mills, Inc.                                 12,500             1,004,688
Kellogg Company                                     27,000               891,000
                                                                      ----------
                                                                       2,430,288
HEALTH CARE - DIVERSE - 2.1%
Johnson & Johnson                                   46,532             4,560,136

HEALTH CARE - SPECIALIZED SERVICES - 0.3%
ALZA Corporation*                                   11,800               600,325

HOUSEHOLD FURNISHING & APPLIANCES - 0.7%
Leggett & Platt, Inc.                               56,200             1,563,062

HOUSEHOLD PRODUCTS - 2.8%
Colgate-Palmolive Company                           17,000             1,678,750
Kimberly-Clark Corporation                          16,000               912,000
Procter & Gamble Company                            37,400             3,337,950
                                                                      ----------
                                                                       5,928,700
HOSPITAL MANAGEMENT - 0.3%
Health Management Associates, Inc.*                 49,200               553,500

INSURANCE - LIFE/HEALTH - 0.6%
UNUM Corporation                                    23,800             1,303,050

INSURANCE - MULTI-LINE - 2.6%
American International Group, Inc.                  46,773             5,475,364

INSURANCE - PROPERTY & CASUALTY - 0.5%
Chubb Corporation                                   17,000             1,181,500

INVESTMENT BANK/BROKERAGE - 0.2%
Edwards (A.G.), Inc.                                11,700               377,325

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
LEISURE TIME PRODUCTS - 0.5%
Mattel, Inc.                                        38,500            $1,017,844

MACHINERY - DIVERSE - 2.0%
Case Corporation                                    59,300             2,853,812
Milacron, Inc.                                      74,800             1,383,800
                                                                      ----------
                                                                       4,237,612
MANUFACTURING - DIVERSIFIED - 0.7%
Illinois Tool Works, Inc.                           17,400             1,426,800

MANUFACTURING - SPECIALIZED - 0.5%
Avery Dennison Corporation                          18,200             1,098,825

MEDICAL PRODUCTS & SUPPLIES - 1.6%
Boston Scientific Corporation*                      26,400             1,159,950
Guidant Corporation                                 14,400               740,700
Medtronic, Inc.                                     20,900             1,627,587
                                                                      ----------
                                                                       3,528,237
OFFICE EQUIPMENT & SUPPLIES - 0.5%
Pitney Bowes, Inc.                                  16,200             1,040,850
OIL - DOMESTIC - 0.9%
Atlantic Richfield Company                          23,200             1,938,650

OIL - INTERNATIONAL - 1.1%
BP Amoco PLC                                        21,040             2,282,840

OIL & GAS - DRILLING & EQUIPMENT - 1.5%
BJ Services Company*                                55,200             1,624,950
Noble Drilling Corporation*                         51,100             1,006,031
Smith International, Inc.*                          13,200               573,375
                                                                      ----------
                                                                       3,204,356
OIL & GAS - EXPLORATION & PRODUCTION - 2.1%
Anadarko Petroleum Corporation                      55,800             2,054,138
Apache Corporation                                  60,700             2,367,300
                                                                      ----------
                                                                       4,421,438
PAPER & FOREST PRODUCTS - 1.2%
Mead Corporation                                    45,200             1,887,100
Westavco Corporation                                21,600               626,400
                                                                      ----------
                                                                       2,513,500
PERSONAL CARE - 0.6%
Gillette Company                                    33,000             1,353,000

PHARMACEUTICALS - 4.1%
Merck & Company, Inc.                               79,000             5,846,000
Schering-Plough Corporation                         55,100             2,920,300
                                                                      ----------
                                                                       8,766,300
PHOTOGRAPHY / IMAGING - 0.5%
Xerox Corporation                                   19,800             1,169,438

PUBLISHING - 0.4%
McGraw-Hill Companies, Inc.                         14,200               765,912

                           83 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES S (SOCIAL AWARENESS)(CONTINUED)

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
PUBLISHING - NEWSPAPER - 0.5%
New York Times Company (Cl. A)                     29,400             $1,082,288

RAILROADS - 0.2%
Norfolk Southern Corporation                       14,300                430,788

RESTAURANTS - 1.4%
McDonald's Corporation                             41,400              1,710,337
Starbucks Corporation*                             37,000              1,389,813
                                                                     -----------
                                                                       3,100,150
RETAIL - APPAREL - 0.4%
Talbots, Inc.                                      23,500                895,937

RETAIL - BUILDING SUPPLIES - 0.9%
Lowe's Companies, Inc.                             34,200              1,938,713

RETAIL - DEPARTMENT STORES - 0.5%
Kohl's Corporation*                                13,200              1,018,875

RETAIL - DRUG STORES - 0.8%
CVS Corporation                                    32,800              1,676,900

RETAIL - FOOD CHAINS - 0.6%
Kroger Company*                                    49,000              1,368,937

RETAIL - GENERAL MERCHANDISE - 3.4%
Consolidated Stores Corporation*                   46,300              1,250,100
Dayton Hudson Corporation                          32,800              2,132,000
Family Dollar Stores, Inc.                         70,000              1,680,000
Kmart Corporation*                                102,000              1,676,625
Sears, Roebuck & Company                           13,500                601,594
                                                                     -----------
                                                                       7,340,319
SAVINGS & LOAN - 0.2%
Washington Mutual, Inc.                            15,120                534,870

SERVICES - ADVERTISING & MARKETING - 1.0%
Omnicom Group, Inc.                                26,900              2,152,000

SERVICES - COMPUTER SYSTEMS - 0.5%
SunGard Data Systems, Inc.*                        28,500                983,250

TELECOMMUNICATIONS - CELLULAR - 0.6%
Sprint Corporation (PCS Group)*                    22,650              1,293,881

TELECOMMUNICATIONS - LONG DISTANCE - 3.5%
AT&T Corporation                                  104,112              5,810,751
Sprint Corporation (FON Group)                     31,000              1,637,188
                                                                     -----------
                                                                       7,447,939
TELEPHONE - 5.0%
Ameritech Corporation                              30,900              2,271,150
Bell Atlantic Corporation                          44,900              2,935,337
Bellsouth Corporation                              45,200              2,118,750
SBC Communications, Inc.                           60,800              3,526,400
                                                                     -----------
                                                                      10,851,637

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
TRUCKING - 0.2%
FDX Corporation*                                    9,000           $    488,250

TRUCKING PARTS & SUPPLIES - 0.1%
Federal-Mogul Corporation                           5,800                301,600
                                                                    ------------
        Total common stocks - 96.9%                                  208,247,288

        Cash and other assets, less liabilities - 3.1%                 6,760,511
                                                                    ------------
        Total net assets - 100.0%                                   $215,007,799
                                                                    ============

SERIES V (VALUE)

COMMON STOCKS

AGRICULTURAL PRODUCTS - 2.0%
Agribrands International, Inc.*                   13,800                $545,963

AUTO PARTS & EQUIPMENT - 1.1%
Motorcar Parts & Accessories, Inc.*               54,000                 290,250

BANKS - MAJOR REGIONAL - 0.8%
BankBoston Corporation                             4,300                 219,837

BIOTECHNOLOGY - 0.9%
Ligand Pharmaceuticals, Inc. (Cl. B)*             22,000                 244,750

CHEMICALS - SPECIALTY - 1.2%
Material Sciences Corporation*                    22,000                 331,375

COMMUNICATION EQUIPMENT - 2.1%
Comverse Technology, Inc.*                         7,000                 528,500
Transcrypt International, Inc.*                   17,800                  24,475
                                                                    ------------
                                                                         552,975
COMPUTER HARDWARE - 1.2%
Silicon Graphics, Inc.*                           19,000                 311,125

COMPUTER SOFTWARE/SERVICES - 5.6%
AXENT Technologies, Inc.*                         26,000                 289,250
Computer Sciences Corporation*                     7,500                 518,906
DST Systems, Inc.*                                 3,000                 188,625
JDA Software Group, Inc.*                         56,000                 521,500
                                                                    ------------
                                                                       1,518,281
CONTAINERS & PACKAGING - 1.4%
Crown Cork & Seal Company, Inc.                   13,600                 387,600

                           84 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES V (VALUE)(CONTINUED)

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 5.1%
Benchmark Electronics, Inc.*                        14,700              $528,281
Maxwell Technologies, Inc.*                         20,500               493,281
Rockwell International Corporation                   5,700               346,275
                                                                      ----------
                                                                       1,367,837
ELECTRONICS - INSTRUMENTATION - 1.4%
E G & G, Inc.                                       10,500               374,063

ELECTRONICS - SEMICONDUCTORS - 0.7%
S3, Inc.*                                           19,300               175,509

FOODS - 1.7%
Hormel Foods Corporation                             8,600               346,150
International Home Foods, Inc.*                      6,000               110,625
                                                                      ----------
                                                                         456,775
GAMING & LOTTERY - 2.3%
Mandalay Resort Group*                              29,500               623,187

GOLD COMPANIES - 0.4%
Homestake Mining Company                            14,000               114,625

HEALTH CARE - LONG TERM CARE - 3.1%
Beverly Enterprises, Inc.*                          39,000               314,438
HCR Manor Care, Inc.*                               22,000               532,125
                                                                      ----------
                                                                         846,563
HEALTH CARE - SPECIALIZED SERVICES - 3.3%
CryoLife, Inc.*                                     39,000               477,750
Morrison Health Care, Inc.                          16,000               400,000
                                                                      ----------
                                                                         877,750
HOSPITAL MANAGEMENT - 1.7%
Quorum Health Group, Inc.*                          36,000               452,250

INSURANCE - LIFE/HEALTH - 2.9%
AFLAC, Inc.                                          6,000               287,250
UNUM Corporation                                     9,000               492,750
                                                                      ----------
                                                                         780,000
INSURANCE - PROPERTY & CASUALTY - 1.5%
Horace Mann Educators Corporation                   14,400               391,500

INVESTMENT BANK/BROKERAGE - 0.9%
Legg Mason, Inc.                                     6,600               254,100

LEISURE TIME PRODUCTS - 5.6%
Hasbro, Inc.                                        15,000               419,063
Mattel, Inc.                                        25,000               660,937
Midway Games, Inc.*                                 33,000               426,938
                                                                      ----------
                                                                       1,506,938
MANUFACTURING - DIVERSIFIED - 0.9%
AEP Industries, Inc.*                                8,000               242,000

MEDICAL PRODUCTS & SUPPLIES - 1.5%
Sunrise Medical, Inc.*                              55,000               391,875

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
NATURAL GAS - 2.4%
Equitable Resources, Inc.                           17,000              $641,750

OIL - INTERNATIONAL - 2.7%
Tesoro Petroleum Corporation*                       45,600               726,750

OIL & GAS - DRILLING & EQUIPMENT - 5.1%
BJ Services Company*                                20,000               588,750
Transocean Offshore, Inc.                           30,000               787,500
                                                                      ----------
                                                                       1,376,250
OIL & GAS - EXPLORATION & PRODUCTION - 11.7%
Anadarko Petroleum Corporation                      13,000               478,562
Apache Corporation                                  20,000               780,000
Burlington Resources, Inc.                          11,000               475,750
Chieftain International, Inc.*                      30,000               525,000
Evergreen Resources, Inc.*                          12,000               302,250
MCN Energy Group, Inc.                               5,500               115,844
Ocean Energy, Inc.*                                 50,000               481,250
                                                                      ----------
                                                                       3,158,656
PHARMACEUTICALS - 4.2%
Mylan Laboratories, Inc.                            20,000               530,000
Noven Pharmaceuticals, Inc.*                        44,000               266,063
Teva Pharmaceutical Industries,
        Ltd. ADR                                     6,800               333,200
                                                                      ----------
                                                                       1,129,263
PUBLISHING - NEWSPAPER - 0.7%
E.W. Scripps Company (Cl. A)                         4,200               199,762

RAILROADS - 2.7%
RailAmerica, Inc.*                                  70,000               721,875

RESTAURANTS - 3.3%
Cheesecake Factory, Inc.*                            8,000               244,000
Sonic Corporation*                                  20,000               652,500
                                                                      ----------
                                                                         896,500
RETAIL - APPAREL - 1.4%
Talbots, Inc.                                       10,000               381,250

RETAIL - SPECIALTY - 0.9%
Keystone Automotive Industries, Inc.*               13,500               234,563

SERVICES - ADVERTISING & MARKETING - 1.1%
True North Communications, Inc.                     10,300               309,000

SERVICES - COMMERCIAL & CONSUMER - 5.8%
Angelica Corporation                                30,000               528,750
Cerner Corporation*                                 21,000               440,344
Tier Technologies, Inc.*                            85,000               595,000
                                                                      ----------
                                                                       1,564,094
SERVICES - COMPUTER SYSTEMS - 1.3%
Comdisco, Inc.                                      14,000               358,750

                           85 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES V (VALUE)(CONTINUED)

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
TEXTILES - APPAREL - 2.0%
Kellwood Company                                   20,000            $   542,500

TRUCKING - 0.1%
Motor Cargo Industries, Inc.*                       2,300                 19,550
                                                                     -----------
        Total common stocks - 94.7%                                   25,517,641

        Cash and other assets, less liabilities - 5.3%                 1,421,326
                                                                     -----------
        Total net assets - 100.0%                                    $26,938,967
                                                                     ===========

SERIES X (SMALL CAP)

COMMON STOCKS
AIR FREIGHT - 0.4%
C.H. Robinson Worldwide, Inc.                       1,000            $    36,750

AIRLINES - 0.9%
Midwest Express Holdings, Inc.*                     2,300                 78,200

BIOTECHNOLOGY - 4.2%
IDEC Pharmaceuticals Corporation*                   2,100                161,831
Liposome Company, Inc.*                             6,000                114,750
Millennium Pharmaceuticals, Inc.*                   2,200                 79,200
                                                                     -----------
                                                                         355,781
BROADCAST MEDIA - 0.5%
Cumulus Media, Inc.*                                2,000                 43,750

COMMUNICATION EQUIPMENT - 11.2%
ANTEC Corporation*                                  5,500                176,344
Applied Micro Circuits Corporation*                 1,400                115,150
Computer Network Technology
        Corporation*                                7,700                166,513
Digital Microwave Corporation*                      5,800                 73,950
Harmonic, Inc.*                                     2,500                143,594
Powerwave Technologies, Inc.*                       3,000                 96,750
Proxim, Inc.*                                       2,500                145,000
Tut Systems, Inc.*                                    600                 29,363
                                                                     -----------
                                                                         946,664
COMPUTER HARDWARE - 0.5%
Security Dynamics Technologies, Inc.*               2,000                 42,500

COMPUTER SOFTWARE/SERVICES - 8.6%
Broadvision, Inc.*                                  1,100                 81,125
Business Objects ADR*                               3,300                120,450
Electronics for Imaging, Inc.*                      2,400                123,300
International Integration, Inc.*                    2,000                 45,000
ISS Group, Inc.*                                    2,700                101,925
New Era Of Networks, Inc.*                          1,500                 65,906
Verity, Inc.*                                       3,500                189,656
                                                                     -----------
                                                                         727,362

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
COMPUTERS - NETWORKING - 0.6%
International Network Services*                        1,300         $    52,488

ELECTRONICS - DEFENSE - 1.1%
Alpha Industries, Inc.*                                2,000              95,250

ELECTRONICS - INSTRUMENTATION - 1.5%
Sawtek, Inc.*                                          2,800             128,450

ELECTRONICS - SEMICONDUCTORS - 7.6%
Advanced Energy Industries, Inc.*                      2,300              93,294
Credence Systems Corporation*                          2,200              81,675
Flextronics International, Ltd.*                       1,400              77,700
Genesis Microchip, Inc.*                               1,500              35,438
Micrel, Inc.*                                            700              51,800
PRI Automation, Inc.*                                  3,100             112,375
Transwitch Corporation*                                4,000             189,500
                                                                        --------
                                                                         641,782
ENGINEERING & CONSTRUCTION - 1.7%
Dycom Industries, Inc.*                                2,500             140,000

EQUIPMENT - SEMICONDUCTORS - 1.3%
Galileo Technology, Ltd.*                              2,500             113,281

HEALTH CARE - DIVERSE - 1.3%
Priority Healthcare Corporation (Cl. B)*               3,150             108,675

INSURANCE - PROPERTY & CASUALTY - 0.7%
Radian Group, Inc.                                     1,200              58,575

INVESTMENT BANK/BROKERAGE - 1.2%
Hambrecht & Quist Group*                               2,800             103,950

LODGING - HOTELS - 0.5%
American Classic Voyages Company*                      1,800              43,200

MANUFACTURING - SPECIALIZED - 4.1%
Astec Industries, Inc.*                                3,400             138,550
Optical Coating Laboratory, Inc.                       2,500             209,063
                                                                        --------
                                                                         347,613
MEDICAL PRODUCTS & SUPPLIES - 3.7%
Advanced Neuromodulation
        System, Inc.*                                  4,500              42,750
CONMED Corporation*                                    2,100              64,313
Hooper Holmes, Inc.                                    2,100              42,788
IGEN International, Inc.*                              1,300              37,862
Xomed Surgical Products, Inc.*                         2,500             121,719
                                                                        --------
                                                                         309,432

                           86 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES X (SMALL CAP)(CONTINUED)

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 0.6%
Polycom, Inc.*                                         1,200            $ 46,800

OIL & GAS - DRILLING & EQUIPMENT - 2.8%
BJ Services Company*                                   2,500              73,594
Global Industries, Ltd.*                               7,500              96,094
Rowan Companies, Inc.                                  2,700              49,781
Smith International, Inc.                                500              21,719
                                                                        --------
                                                                         241,188
OIL & GAS - EXPLORATION & PRODUCTION - 3.7%
Helmerich & Payne, Inc.                                2,900              69,056
Louis Dreyfus Natural Gas
        Corporation*                                   4,000              86,250
Pogo Producing Company                                 3,200              59,600
Stone Energy Corporation*                              2,400             101,700
                                                                        --------
                                                                         316,606
PHARMACEUTICALS - 2.0%
Andrx Corporation*                                       600              46,275
Barr Laboratories, Inc.*                               1,500              59,812
QLT PhotoTherapeutics, Inc.*                           1,100              60,500
                                                                        --------
                                                                         166,587
RESTAURANTS - 1.4%
Applebees International, Inc.*                         4,000             120,500

RETAIL - APPAREL - 4.6%
American Eagle Outfitters, Inc.*                       2,900             131,950
Children's Place Retail Stores, Inc.*                  4,000             162,000
Talbots, Inc.                                          2,500              95,312
                                                                        --------
                                                                         389,262
RETAIL - DEPARTMENT STORES - 2.0%
99 Cents Only Stores*                                    400              19,975
Ames Department Stores, Inc.*                          2,500             114,062
ShopKo Stores, Inc.*                                   1,000              36,250
                                                                        --------
                                                                         170,287
RETAIL - FOOD CHAINS - 0.4%
NPC International, Inc.*                               2,300              35,362

RETAIL - GENERAL MERCHANDISE - 3.6%
BJ's Wholesale Club, Inc.*                             1,300              39,081
Cost Plus, Inc.*                                       2,600             118,300
Fossil, Inc.*                                          1,200              58,050
Linens 'N Things, Inc.*                                2,100              91,875
                                                                        --------
                                                                         307,306
RETAIL - SPECIALTY - 1.9%
PETsMART, Inc.*                                        6,000              61,500
Pier 1 Imports, Inc.                                   5,000              56,250
Zany Brainy, Inc.*                                     4,200              40,687
                                                                        --------
                                                                         158,437

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
SERVICES - ADVERTISING & MARKETING - 3.2%
Laser Vision Centers, Inc.*                          1,900            $  119,700
Metris Companies, Inc.                               3,600               146,700
                                                                      ----------
                                                                         266,400
SERVICES - COMMERCIAL & CONSUMER - 7.5%
Copart, Inc.*                                        3,500                74,375
Exodus Communications, Inc.*                           300                35,981
International Telecommunication
        Data Systems, Inc.*                          7,200               115,200
Labor Ready, Inc.*                                   3,000                97,500
Pierce Leahy Corporation*                            1,600                39,500
Profit Recovery Group
        International, Inc.*                         1,600                75,700
Quanta Services, Inc.*                               2,100                92,400
Realty Information Group, Inc.*                      2,300               100,050
                                                                      ----------
                                                                         630,706
SERVICES - DATA PROCESSING - 1.5%
MedQuist, Inc.*                                      3,000               131,250

TELECOMMUNICATIONS - CELLULAR - 2.0%
Pinnacle Holdings, Inc.*                             4,000                98,000
Research in Motion Ltd.*                             3,500                70,875
                                                                      ----------
                                                                         168,875
TELECOMMUNICATIONS - LONG DISTANCE - 1.8%
GlobeSpan, Inc.*                                       500                19,875
Viatel, Inc.*                                        2,400               134,700
                                                                      ----------
                                                                         154,575
TELEPHONE - 0.9%
NEXTLINK Communications, Inc.*                       1,000                74,375
                                                                      ----------
        Total common stocks - 91.5%                                    7,752,219

        Cash and other assets, less liabilities - 8.5%                   721,735
                                                                      ----------
        Total net assets - 100.0%                                     $8,473,954
                                                                      ==========

SERIES Y (SELECT 25)

COMMON STOCKS
BROADCAST MEDIA - 4.0%
Clear Channel Communications, Inc.*                  4,100              $282,644

COMMUNICATION EQUIPMENT - 3.6%
Lucent Technologies, Inc.                            3,800               256,263

COMPUTER HARDWARE - 6.1%
Dell Computer Corporation*                           4,600               170,200
Sun Microsystems, Inc.*                              3,800               261,725
                                                                      ----------
                                                                         431,925

                           87 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(UNAUDITED)
SERIES Y (SELECT 25)(CONTINUED)

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 7.6%
America Online, Inc.*                                  2,500            $276,250
Microsoft Corporation*                                 2,900             261,544
                                                                        --------
                                                                         537,794
COMPUTERS - NETWORKING - 3.7%
Cisco Systems, Inc.*                                   4,100             263,681

COMPUTERS - PERIPHERALS - 3.9%
EMC Corporation*                                       5,000             275,000

DISTRIBUTION - FOOD & HEALTH - 3.8%
Cardinal Health, Inc.                                  4,200             269,325

ELECTRICAL EQUIPMENT - 3.7%
General Electric Company                               2,300             259,900

ENTERTAINMENT - 4.0%
Time Warner, Inc.                                      3,900             280,800

FINANCIAL - DIVERSE - 3.8%
Fannie Mae                                             3,900             266,663

HEALTH CARE - DIVERSE - 7.8%
Abbott Laboratories                                    6,000             273,000
Bristol-Myers Squibb Company                           3,900             274,706
                                                                        --------
                                                                         547,706
HOUSEHOLD PRODUCTS - 3.6%
Colgate-Palmolive Company                              2,600             256,750

MANUFACTURING - DIVERSIFIED - 3.9%
Tyco International, Ltd.                               2,900             274,775

MEDICAL PRODUCTS & SUPPLIES - 4.0%
Medtronic, Inc.                                        3,600             280,350

PHARMACEUTICALS - 7.9%
Schering-Plough Corporation                            5,300             280,900
Warner-Lambert Company                                 4,000             277,500
                                                                        --------
                                                                         558,400
RETAIL - BUILDING SUPPLIES - 3.8%
Home Depot, Inc.                                       4,200             270,637

RETAIL - DRUG STORES - 3.8%
Walgreen Company                                       9,100             267,312

RETAIL - GENERAL MERCHANDISE - 3.9%
Wal-Mart Stores, Inc.                                  5,700             275,025

                                                  NUMBER OF              MARKET
COMMON STOCKS(CONTINUED)                           SHARES                VALUE
--------------------------------------------------------------------------------
SERVICES - ADVERTISING & MARKETING - 4.1%
Omnicom Group, Inc.                                    3,600            $288,000

SERVICES - DATA PROCESSING - 3.9%
Automatic Data Processing, Inc.                        6,300             277,200

TELECOMMUNICATIONS - LONG DISTANCE - 3.5%
MCI WorldCom, Inc.*                                    2,900             250,125
                                                                      ----------
        Total common stocks - 94.4%                                    6,670,275

        Cash and other assets, less liabilities - 5.6%                   393,686
                                                                      ----------
        Total net assets - 100.0%                                     $7,063,961
                                                                      ==========

The identified cost of investments owned at June 30, 1999, was the same for federal income tax and financial statement purposes.

*Securities on which no cash dividend was paid during the preceding twelve months.
ADR (American Depositary Receipt)
PP - (Private Placement)
(1)Trust preferred securities - Securities issued by financial institutions to augment their tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

(2)Variable rate security.

(3)Principal amount on foreign bond is reflected in local currency (e.g., Danish krone) while market value is reflected in U.S. dollars.

(4)Deferred interest obligation currently zero under terms of initial offering.

(5)Non-income producing.

(6)Security is segregated as collateral for futures or forward contracts.

                           88 SEE ACCOMPANYING NOTES.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

                                                           SERIES B         SERIES C         SERIES D         SERIES E
                                           SERIES A        (GROWTH-          (MONEY         (WORLWIDE       (HIGH GRADE
                                           (GROWTH)         INCOME)         MARKET)          EQUITY)           INCOME)
                                         -------------   -------------     -----------      -----------     -----------
ASSETS
Investments, at value
  (identified cost $778,906,755,
  $1,175,878,243, $152,026,980,
  $305,654,911 and $152,870,654
  respectively)                         $1,378,965,977  $1,249,919,477    $151,930,524     $365,120,799    $147,690,051
Cash                                        51,382,589      23,237,876         145,628       20,663,833       3,620,735
Receivables:
  Fund shares sold                           1,090,801         347,725         631,636          295,973         213,007
  Securities sold                            4,190,122              --         302,887        2,963,269             988
  Interest                                     174,847       1,215,558         269,846           54,767       2,426,790
  Dividends                                    858,186       2,299,806              --          422,709              --
Prepaid expenses                                14,066          14,829           1,838            4,315             403
Foreign taxes recoverable                           --              --              --          405,349              --
                                        --------------  --------------    ------------     ------------    ------------
   Total assets                          1,436,676,588   1,277,035,271     153,282,359      389,931,014     153,951,974
                                        --------------  --------------    ------------     ------------    ------------

Liabilities
Payable for:
  Securities purchased                  $    2,066,652  $    3,761,438    $         --     $  8,411,290    $         --
  Fund shares redeemed                       1,221,187         617,936         853,042          420,098          66,772
Forward foreign exchange contracts                  --              --              --          328,951              --
Other liabilities:
  Management fees                              937,467         853,242          71,973          330,862         103,053
  Custodian fees                                 7,126           1,040           1,532           60,727          12,797
  Transfer and administration fees              56,711          51,634           6,951           48,383           6,568
  Professional fees                             15,433          31,272           4,859               --           2,540
  Miscellaneous                                 61,578          55,158           7,134           25,505          12,001
                                        --------------  --------------    ------------     ------------    ------------
   Total liabilities                         4,366,154       5,371,720         945,491        9,625,816         203,731
                                        --------------  --------------    ------------     ------------    ------------
NET ASSETS                              $1,432,310,434  $1,271,663,551    $152,336,868     $380,305,198    $153,748,243
                                        ==============  ==============    ============     ============    ============
Net ASSETS CONSIST OF:
Paid in capital                           $822,291,027  $1,154,292,070    $149,116,570     $299,928,631    $166,414,674
Undistributed net investment income          2,153,250      12,334,992       3,316,754        2,592,411       4,581,892
Accumulated undistributed net realized
  gain (loss) on sale of investments,
  futures, and foreign currency
  transactions                               7,806,935      30,995,255              --       18,671,028     (12,067,720)
Net unrealized appreciation
  (depreciation) in value of
  investments, futures and translation
  of assets and liabilities in foreign
  currency                                 600,059,222      74,041,234         (96,456)      59,113,128      (5,180,603)
                                        --------------  --------------    ------------     ------------    ------------
   Total net assets                     $1,432,310,434  $1,271,663,551    $152,336,868     $380,305,198    $153,748,243
                                        ==============  ==============    ============     ============    ============

Capital shares outstanding                  40,665,936      46,216,675      12,382,150       55,080,166      13,539,244

Net asset value per share               $        35.22  $        27.52    $      12.30     $       6.90    $      11.36
                                        ==============  ==============    ============     ============    ============

                           89 SEE ACCOMPANYING NOTES.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

                                                                                            SERIES K
                                        SERIES H                                            (GLOBAL)
                                       (ENHANCED          SERIES I         SERIES I        STRATEGIC
                                         INDEX)       (INTERNATIONAL)     (MID CAP)          INCOME)
                                      -------------    -------------    -------------    -------------
ASSETS
Investments, at value
  (identified cost $10,501,164,
  $5,228,713, $205,763,932
  and $12,727,552 respectively)       $  10,803,027    $   5,158,722    $ 286,561,338    $  12,126,138
Cash                                      2,019,265          192,008        2,149,259           10,394
Forward foreign exchange
  contracts                                      --               --               --            4,398
Receivables:
  Fund shares sold                          104,815               --          447,710           25,710
  Securities sold                            12,593           64,904               --          191,042
  Variation margin                           56,250               --               --              134
  Interest                                    4,639              536            7,547          243,312
  Dividends                                   9,634            4,235          137,814               --
Prepaid expenses                                 --               61            2,881              389
Foreign taxes recoverable                        --            4,899               --              698
                                      -------------    -------------    -------------    -------------
   Total assets                          13,010,223        5,425,365      289,306,549       12,602,215
                                      -------------    -------------    -------------    -------------
LIABILITIES
Payable for:
  Securities purchased                $          --    $      86,918    $     256,452    $     519,450
  Fund shares redeemed                        7,837               16          536,265              457
Other liabilities:
  Management fees                                --            5,168          189,351            8,157
  Custodian fees                                397              397            5,176            6,497
  Transfer and
    administration fees                          39              249           11,738            5,775
  Professional fees                             424            2,500            4,967            2,456
  Miscellaneous                              10,202               73           17,113            1,713
                                      -------------    -------------    -------------    -------------
   Total liabilities                         18,899           95,321        1,021,062          544,505
                                      -------------    -------------    -------------    -------------
NET ASSETS                            $  12,991,324    $   5,330,044    $ 288,285,487    $  12,057,710
                                      =============    =============    =============    =============
Net ASSETS CONSIST OF:
Paid in capital                       $  12,567,404    $   5,442,821    $ 202,645,075    $  13,392,643
Undistributed net
  investment income (loss)                   22,575           16,805         (339,061)         521,017
Accumulated undistributed
  net realized  gain (loss)
  on sale of investments, futures,
  and foreign currency transactions         (35,233)         (58,484)       5,182,067       (1,254,592)
Net unrealized appreciation
  (depreciation) in value of
  investments, futures and
  translation  of assets and
  liabilities in foreign currency           436,578          (71,098)      80,797,406         (601,358)
                                      -------------    -------------    -------------    -------------
  Total net assets                    $  12,991,324    $   5,330,044    $ 288,285,487    $  12,057,710
                                      =============    =============    =============    =============
Capital shares outstanding                1,257,539          545,551       13,097,464        1,303,438

Net asset value per share             $       10.33    $        9.77    $       22.01    $        9.25
                                      =============    =============    =============    =============

                           90 SEE ACCOMPANYING NOTES.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

                                           SERIES M         SERIES N
                                           (GLOBAL          (MANAGED         SERIES O
                                            TOTAL             ASSET          (EQUITY          SERIES P
                                           RETURN)         ALLOCATION)        INCOME)       (HIGH YIELD)
                                         -------------    -------------    -------------    -------------
ASSETS
Investments, at value(identified
  cost  $44,702,551, $80,558,486,
  $193,210,807, and $17,978,547,
  respectively)                          $  45,709,957    $  97,342,453    $ 233,486,442    $  17,187,071
Cash                                                65           23,862               --          609,525
Forward foreign exchange contracts               2,547               --               --               --
Receivables:
  Fund shares sold                              13,071          124,667          259,974           55,139
  Securities sold                                   --           44,345          386,510          127,813
  Variation Margin                              73,441               --               --               --
  Interest                                     125,879          484,489           31,686          386,567
  Dividends                                     56,521           62,879          431,519            3,393
Prepaid expenses                                   579            1,319            2,731              116
Foreign taxes recoverable                       18,967            9,049            1,608               --
                                         -------------    -------------    -------------    -------------
   Total assets                             46,001,027       98,093,063      234,600,470       18,369,624
                                         -------------    -------------    -------------    -------------

LIABILITIES AND NET ASSETS
Payable for:
  Securities purchased                   $   1,336,736    $     382,175    $     287,836    $     257,721
  Fund shares redeemed                          27,076           49,334          157,204            1,995
Other liabilities:
  Management fees                               39,761           85,140          207,251               --
  Custodian fees                                 3,396            5,238            9,860              530
  Transfer and administration
    fees                                         2,079            9,161            9,772              852
  Professional fees                              6,913            2,667            5,552            2,658
  Miscellaneous                                  2,578            2,222            3,719              732
                                         -------------    -------------    -------------    -------------
   Total liabilities                         1,418,539          535,937          681,194          264,488
                                         -------------    -------------    -------------    -------------
NET ASSETS                               $  44,582,488    $  97,557,126    $ 233,919,276    $  18,105,136
                                         =============    =============    =============    =============

NET ASSETS CONSIST OF:
Paid in capital                          $  38,591,794    $  79,793,700    $ 183,544,163    $  18,117,594
Undistributed net investment
  income (loss)                                (99,193)       1,045,002        1,835,519          685,477
Accumulated undistributed net
  realized  gain (loss) on
  sale of investments, futures,
  and foreign currency transactions          5,203,092          (64,623)       8,264,058           93,541
Net unrealized appreciation
  (depreciation) in value of
  investments, futures and translation
  of assets and liabilities in foreign
  currency                                     886,795       16,783,047       40,275,536         (791,476)
                                         -------------    -------------    -------------    -------------
  Total net assets                       $  44,582,488    $  97,557,126    $ 233,919,276    $  18,105,136
                                         =============    =============    =============    =============

Capital shares outstanding                   3,528,486        5,890,823       12,157,128        1,065,249

Net asset value per share                $       12.64    $       16.56    $       19.24    $       17.00
                                         =============    =============    =============    =============

                            91 SEE ACCOMPANYING NOTES

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

                                        SERIES S
                                        (SOCIAL        SERIES V        SERIES X         SERIES Y
                                       AWARENESS)       VALUE        (SMALL CAP)      (SELECT 25)
                                      ------------   ------------    ------------    ------------
ASSETS
Investments, at value
  (identified cost
  $144,428,237, $20,412,563,
  $6,502,788 and $6,288,520
  respectively)                       $208,247,288   $ 25,517,641    $  7,752,219    $  6,670,275
Cash                                     6,626,888        882,632         692,695         517,006
Receivables:
  Fund shares sold                         265,775         77,710          34,048         151,079
  Securities sold                               --        539,682         458,429              --
  Interest                                  23,555          1,804           3,070           2,211
  Dividends                                185,730         14,012               0           2,357
Prepaid expenses                             2,609            203             145              --
                                      ------------   ------------    ------------    ------------
   Total assets                        215,351,845     27,033,684       8,940,606       7,342,928
                                      ------------   ------------    ------------    ------------


LIABILITIES AND NET ASSETS
Payable for:
  Securities purchased                $         --   $         --    $    458,128    $    272,980
  Fund shares redeemed                     185,941         72,366           1,163             282
Other liabilities:
  Management fees                          139,407         17,001              --           3,820
  Custodian fees                                --            618           2,373             900
  Transfer and administration
    fees                                     8,759          1,156             711             505
  Professional fees                          2,824          2,928           3,734             424
  Miscellaneous                              7,115            648             543              56
                                      ------------   ------------    ------------    ------------
   Total liabilities                       344,046         94,717         466,652         278,967
                                      ------------   ------------    ------------    ------------
NET ASSETS                            $215,007,799   $ 26,938,967    $  8,473,954    $  7,063,961
                                      ============   ============    ============    ============

NET ASSETS CONSIST OF:
Paid in capital                       $148,304,482   $ 21,238,787    $  7,492,531    $  6,678,785
Undistributed net investment
  income (loss)                            320,654         (3,303)         (5,344)          3,421
Accumulated undistributed net
  realized  gain (loss) on
  sale of investments, futures,
  and foreign currency transactions      2,563,612        598,405        (262,664)             --
Net unrealized appreciation
  in value of investments, futures
  and translation of assets and
  liabilities in foreign currency       63,819,051      5,105,078       1,249,431         381,755
                                      ------------   ------------    ------------    ------------
  Total net assets                    $215,007,799   $ 26,938,967    $  8,473,954    $  7,063,961
                                      ============   ============    ============    ============

Capital shares outstanding               7,174,648      1,555,591         745,289         672,280

Net asset value per share             $      29.97   $      17.32    $      11.37    $      10.51
                                      ============   ============    ============    ============

                           92 SEE ACCOMPANYING NOTES.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

                                                            SERIES B      SERIES C         SERIES D        SERIES E
                                             SERIES A       (GROWTH-       (MONEY        (WORLDWIDE      (HIGH GRADE
                                             (GROWTH)        INCOME)       MARKET)         EQUITY)          INCOME)
                                           ------------   ------------   ------------    ------------    ------------
INVESTMENT INCOME:
  Dividends                                $  6,219,628   $ 13,541,732   $         --    $  3,572,467    $     17,813
  Interest                                    1,558,952      3,794,941      3,913,422         157,457       5,350,644
                                           ------------   ------------   ------------    ------------    ------------
                                              7,778,580     17,336,673      3,913,422       3,729,924       5,368,457
  Less foreign tax expense                           --             --             --        (112,461)             --
                                           ------------   ------------   ------------    ------------    ------------
    Total investment income                   7,778,580     17,336,673      3,913,422       3,617,463       5,368,457

EXPENSES:
  Management fees                             4,987,031      4,459,432        393,986       1,767,928         578,071
  Custodian fees                                 20,867         24,719          4,787         104,357          18,662
  Transfer/maintenance fees                       2,824          2,700          2,773           2,414           2,248
  Administration fees                           299,222        267,566         35,459         256,563          34,684
  Directors' fees                                11,656          2,734          2,226           2,816           3,625
  Professional fees                              22,599         24,797          3,671              --           6,126
  Reports to shareholders                        44,883         49,195          7,497          31,965           2,509
  Registration fees                                 830          1,494             81              --              98
  Other expenses                                 20,261         19,222          2,355           7,498           5,088
                                           ------------   ------------   ------------    ------------    ------------
    Total expenses                            5,410,173      4,851,859        452,835       2,173,541         651,111
                                           ------------   ------------   ------------    ------------    ------------
    Net investment income                     2,368,407     12,484,814      3,460,587       1,443,922       4,717,346

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    during the period on:
    Investments                               7,837,622     35,828,557             --      20,373,352          16,275
    Foreign currency
      transactions                                   --             --             --      (1,592,372)             --
                                           ------------   ------------   ------------    ------------    ------------
  Net realized gain                           7,837,622     35,828,557             --      18,780,980          16,275
  Net change in unrealized
    appreciation (depreciation)
    during the period on:
    Investments                              79,885,129    114,146,947       (142,221)     18,383,356      (9,395,499)
  Translation of assets and
    liabilities in foreign
    currencies                                       --             --             --         814,926              --
                                           ------------   ------------   ------------    ------------    ------------
    Net unrealized appreciation
      (depreciation)                         79,885,129    114,146,947       (142,221)     19,198,282      (9,395,499)
                                           ------------   ------------   ------------    ------------    ------------

    Net gain (loss)                          87,722,751    149,975,504       (142,221)     37,979,262      (9,379,224)
                                           ------------   ------------   ------------    ------------    ------------
    Net increase (decrease)
      in net assets resulting
      from operations                      $ 90,091,158   $162,460,318   $  3,318,366    $ 39,423,184    ($ 4,661,878)
                                           ============   ============   ============    ============    ============

                                       93 SEE ACCOMPANYING NOTES.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999, EXCEPT AS NOTED
(UNAUDITED)

                                                                                                     SERIES K
                                                     SERIES H                                        (GLOBAL
                                                    (ENHANCED        SERIES I        SERIES J       STRATEGIC
                                                      INDEX)      (INTERNATIONAL)*   (MID CAP)        INCOME)
                                                   ------------    ------------    ------------    ------------
INVESTMENT INCOME:
  Dividends                                        $     26,378    $     29,609    $    583,455    $         --
  Interest                                               13,618           4,839         178,988         618,204
                                                   ------------    ------------    ------------    ------------
                                                         39,996          34,448         762,443         618,204
  Less foreign tax expense                                   --          (2,397)             --            (816)
                                                   ------------    ------------    ------------    ------------
     Total investment income                             39,996          32,051         762,443         617,388

EXPENSES:
  Management fees                                        13,193           8,758       1,004,907          45,499
  Custodian fees                                            397             397           7,736          10,042
  Transfer/maintenance fees                                  49              42           2,204           1,749
  Administration fees                                     1,583           5,358          60,295          32,806
  Directors' fees                                            40              39           5,916             140
  Professional fees                                         636             636           3,670           4,996
  Reports to shareholders                                    16              16          12,856           1,139
  Registration fees                                       1,507              --               2              --
  Other expenses                                             --              --           3,918              --
                                                   ------------    ------------    ------------    ------------
     Total expenses                                      17,421          15,246       1,101,504          96,371
                                                   ------------    ------------    ------------    ------------
     Net investment income (loss)                        22,575          16,805        (339,061)        521,017

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) during the period on:
    Investments                                         (35,233)        (11,084)      6,147,817        (273,249)
    Foreign currency transactions                            --         (47,400)             --        (977,278)
    Futures contracts                                        --              --              --          (1,483)
                                                   ------------    ------------    ------------    ------------
          Net realized gain (loss)                      (35,233)        (58,484)      6,147,817      (1,252,010)

  Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments                                           436,578         (69,991)     33,621,725        (263,588)
  Translation of assets and liabilities
     in foreign currencies                                   --          (1,107)             --         663,948
                                                   ------------    ------------    ------------    ------------
    Net unrealized appreciation
        (depreciation)                                  436,578         (71,098)     33,621,725         400,360
                                                   ------------    ------------    ------------    ------------

     Net gain (loss)                                    401,345        (129,582)     39,769,542        (851,650)
                                                   ------------    ------------    ------------    ------------
       Net increase (decrease) in net
        assets resulting from operations           $    423,920    ($   112,777)   $ 39,430,481    ($   330,633)
                                                   ============    ============    ============    ============

* Period May 3, 1999 (inception) through June 30, 1999.

                            94 SEE ACCOMPANYING NOTES

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

                                                  SERIES M        SERIES N
                                                  (GLOBAL         (MANAGED         SERIES O
                                                    TOTAL          ASSET           (EQUITY         SERIES P
                                                   RETURN)       ALLOCATION)        INCOME)      (HIGH YIELD)
                                                 ------------    ------------    ------------    ------------
INVESTMENT INCOME:
 Dividends                                       $    254,425    $    369,951    $  2,695,660    $     11,593
 Interest                                             303,832       1,231,861         286,977         683,849
                                                 ------------    ------------    ------------    ------------
                                                      558,257       1,601,812       2,982,637         695,442
 Less foreign tax expense                             (25,138)         (4,454)         (1,393)             --
                                                 ------------    ------------    ------------    ------------
     Total investment income                          533,119       1,597,358       2,981,244         695,442

EXPENSES:
 Management fees                                      221,346         430,526       1,056,859          61,365
 Custodian fees                                         6,368          10,262          21,250           1,442
 Transfer/maintenance fees                              1,606           1,857           2,649             670
 Administration fees                                   39,960          49,398          47,559           3,682
 Directors' fees                                          308             857           2,169             223
 Professional fees                                      2,272           3,190           3,438           2,100
 Reports to shareholders                                2,978           1,935           7,327             728
 Registration fees                                         18              --              --               9
 Other expenses                                           821             321           2,356             154
                                                 ------------    ------------    ------------    ------------
     Total expenses                                   275,677         498,346       1,143,607          70,373
     Less reimbursement of expenses                        --              --              --         (61,365)
                                                 ------------    ------------    ------------    ------------
 Net expenses                                         275,677         498,346       1,143,607           9,008
                                                 ------------    ------------    ------------    ------------
     Net investment income                            257,442       1,099,012       1,837,637         686,434

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on
  Investments                                       5,203,572         118,543       8,336,951          93,541
  Foreign currency transactions                         6,880        (150,056)         (2,610)             --
  Futures contracts                                    (6,317)             --              --              --
                                                 ------------    ------------    ------------    ------------
     Net realized gain (loss)                       5,204,135         (31,513)      8,334,341          93,541
 Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments                                      (2,552,747)      3,294,184      14,417,193        (580,270)
  Translation of assets and liabilities
     in foreign currencies                            (77,496)         70,637            (254)             --
                                                 ------------    ------------    ------------    ------------
        Net unrealized appreciation
           (depreciation)                          (2,630,243)      3,364,821      14,416,939        (580,270)
                                                 ------------    ------------    ------------    ------------

     Net gain (loss)                                2,573,892       3,333,308      22,751,280        (486,729)
                                                 ------------    ------------    ------------    ------------
       Net increase in net assets resulting
         from operations                         $  2,831,334    $  4,432,320    $ 24,588,917    $    199,705
                                                 ============    ============    ============    ============

                           95 SEE ACCOMPANYING NOTES.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999, EXCEPT AS NOTED.
(UNAUDITED)

                                                SERIES S
                                                (SOCIAL        SERIES V         SERIES X       SERIES Y
                                               AWARENESS)        VALUE        (SMALL CAP)     (SELECT 25)*
                                               -----------    -----------     -----------     -----------
INVESTMENT INCOME:
 Dividends                                     $   852,945    $    78,791     $       966     $     3,234
 Interest                                          218,135          6,679          14,592           8,118
                                               -----------    -----------     -----------     -----------
                                                 1,071,080         85,470          15,558          11,352
 Less foreign tax expense                               --             --              --              --
                                               -----------    -----------     -----------     -----------
     Total investment income                     1,071,080         85,470          15,558          11,352

EXPENSES:
 Management fees                                   690,596         77,643          32,815           5,610
 Custodian fees                                      1,534          1,729          12,539             900
 Transfer/maintenance fees                           2,332            738             618              50
 Administration fees                                41,436          4,658           2,953             673
 Directors' fees                                     3,167            153              94              39
 Professional fees                                   2,097          2,948           3,720             636
 Reports to shareholders                             5,654            381             322              16
 Registration fees                                      16            175               4               7
 Other expenses                                      1,741            348             253              --
                                               -----------    -----------     -----------     -----------
     Total expenses                                748,573         88,773          53,318           7,931
     Less reimbursement of expenses                     --             --         (32,815)             --
                                               -----------    -----------     -----------     -----------
Net expenses                                       748,573         88,773          20,503           7,931
                                               -----------    -----------     -----------     -----------
     Net investment income (loss)                  322,507         (3,303)         (4,945)          3,421

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain during the period on:
  Investments                                    2,588,829        604,613         539,991              --
                                               -----------    -----------     -----------     -----------
     Net realized gain                           2,588,829        604,613         539,991              --

 Net change in unrealized appreciation
  during the period on:
  Investments                                   16,192,951      3,584,328          17,709         381,755
                                               -----------    -----------     -----------     -----------

     Net gain                                   18,781,780      4,188,941         557,700         381,755
                                               -----------    -----------     -----------     -----------
       Net increase in net assets resulting
        from operations                        $19,104,287    $ 4,185,638     $   552,755     $   385,176
                                               ===========    ===========     ===========     ===========

* Period May 3, 1999 (inception) through June 30, 1999.

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1999,
(UNAUDITED)

                                                                     SERIES B           SERIES C        SERIES D       SERIES E
                                                 SERIES A            (GROWTH-            (MONEY        (WORLDWIDE    (HIGH GRADE
                                                 (GROWTH)             INCOME)            MARKET)         EQUITY)        INCOME)
                                              ---------------     ---------------     ------------    ------------   ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
 Net investment income                        $     2,368,407     $    12,484,814     $  3,460,587    $  1,443,922   $  4,717,346
 Net realized gain                                  7,837,622          35,828,557               --      18,780,980         16,275
 Unrealized appreciation (depreciation)
   during the period                               79,885,129         114,146,947         (142,221)     19,198,282     (9,395,499)
                                              ---------------     ---------------     ------------    ------------   ------------
   Net increase (decrease) in net assets
    resulting from operations                      90,091,158         162,460,318        3,318,366      39,423,184     (4,661,878)

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                            (6,376,214)        (24,760,036)      (6,929,781)             --     (8,982,264)
  Net realized gain                               (43,545,790)       (422,027,531)              --     (27,806,328)            --
                                              ---------------     ---------------     ------------    ------------   ------------
   Total distributions to shareholders            (49,922,004)       (446,787,567)      (6,929,781)    (27,806,328)    (8,982,264)

 NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS                                     84,809,287         359,012,025       27,864,877      18,894,117     12,670,202
                                              ---------------     ---------------     ------------    ------------   ------------

   Total increase (decrease) in net assets        124,978,441          74,684,776       24,253,462      30,510,973       (973,940)

NET ASSETS:
 Beginning of period                            1,307,331,993       1,196,978,775      128,083,406     349,794,225    154,722,183
                                              ---------------     ---------------     ------------    ------------   ------------
 End of period                                $ 1,432,310,434     $ 1,271,663,551     $152,336,868    $380,305,198   $153,748,243
                                              ===============     ===============     ============    ============   ============

 Undistributed net investment income at
  end of period                               $     2,153,250     $    12,334,992     $  3,316,754    $  2,592,411   $  4,581,892
                                              ===============     ===============     ============    ============   ============

                             SEE ACCOMPANYING NOTES.

FOR THE SIX MONTHS ENDED JUNE 30, 1999, EXCEPT AS NOTED.
(UNAUDITED)

                                                                                                         SERIES K
                                                  SERIES H                                               (GLOBAL
                                                 (ENHANCED           SERIES I          SERIES I         STRATEGIC
                                                   INDEX)*        (INTERNATIONAL)      (MID CAP)          INCOME)
                                                 -------------     -------------     -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)                   $      22,575     $      16,805     $    (339,061)    $     521,017
  Net realized gain (loss)                             (35,233)          (58,484)        6,147,817        (1,252,010)
  Unrealized appreciation (depreciation)
    during the period                                  436,578           (71,098)       33,621,725           400,360
                                                 -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets
      resulting from operations                        423,920          (112,777)       39,430,481          (330,633)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --                --                --                --
  Net realized gain                                         --                --       (39,142,728)          (81,725)
                                                 -------------     -------------     -------------     -------------
    Total distributions to shareholders                     --                --       (39,142,728)          (81,725)

NET INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                        12,567,404         5,442,821        16,716,386          (557,452)
                                                 -------------     -------------     -------------     -------------

    Total increase (decrease) in net assets         12,991,324         5,330,044        17,004,139          (969,810)

NET ASSETS:
  Beginning of period                                       --                --       271,281,348        13,027,520
                                                 -------------     -------------     -------------     -------------
  End of period                                  $  12,991,324     $   5,330,044     $ 288,285,487     $  12,057,710
                                                 =============     =============     =============     =============


  Undistributed net investment income (loss) at
    end of period                                $      22,575     $      16,805     ($    339,061)    $     521,017
                                                 =============     =============     =============     =============

* Period May 3, 1999 (inception) through June 30, 1999.

                             SEE ACCOMPANYING NOTES.

FOR THE SIX MONTHS ENDED JUNE 30, 1999,
(UNAUDITED)

                                                    SERIES M          SERIES N
                                                     (GLOBAL          (MANAGED          SERIES O
                                                      TOTAL             ASSET           (EQUITY            SERIES P
                                                     RETURN)         ALLOCATION)         INCOME)         (HIGH YIELD)
                                                  -------------     -------------     -------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                            $     257,442     $   1,099,012     $   1,837,637     $     686,434
 Net realized gain (loss)                             5,204,135           (31,513)        8,334,341            93,541
 Unrealized appreciation (depreciation)
   during the period                                 (2,630,243)        3,364,821        14,416,939          (580,270)
                                                  -------------     -------------     -------------     -------------
   Net increase in net assets resulting
    from operations                                   2,831,334         4,432,320        24,588,917           199,705

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (991,838)       (1,356,821)       (3,518,239)          (27,372)
 Net realized gain                                   (2,417,605)               --        (9,091,575)               --
                                                  -------------     -------------     -------------     -------------
   Total distributions to shareholders               (3,409,443)       (1,356,821)      (12,609,814)          (27,372)

NET INCREASE (DECREASE) FROM
 CAPITAL SHARE TRANSACTIONS                             (13,072)       18,360,880        17,870,390         2,983,400
                                                  -------------     -------------     -------------     -------------

   Total increase (decrease) in net assets             (591,181)       21,436,379        29,849,493         3,155,733

NET ASSETS:
 Beginning of period                                 45,173,669        76,120,747       204,069,783        14,949,403
                                                  -------------     -------------     -------------     -------------
 End of period                                    $  44,582,488     $  97,557,126     $ 233,919,276     $  18,105,136
                                                  =============     =============     =============     =============

 Undistributed net investment income (loss) at
   end of period                                  ($     99,193)    $   1,045,002     $   1,835,519     $     685,477
                                                  =============     =============     =============     =============

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1999, EXCEPT AS NOTED.
(UNAUDITED)

                                                    SERIES S
                                                    (SOCIAL           SERIES V          SERIES X          SERIES Y
                                                   AWARENESS)           VALUE          (SMALL CAP)       (SELECT 25)*
                                                  -------------     -------------     -------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)                     $     322,507     $      (3,303)    $      (4,945)    $       3,421
 Net realized gain                                    2,588,829           604,613           539,991                --
 Unrealized appreciation
   during the period                                 16,192,951         3,584,328            17,709           381,755
                                                  -------------     -------------     -------------     -------------
   Net increase in net assets
    resulting from operations                        19,104,287         4,185,638           552,755           385,176

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (521,572)               --            (8,946)               --
 Net realized gain                                   (7,112,344)         (419,869)               --                --
                                                  -------------     -------------     -------------     -------------
   Total distributions to shareholders               (7,633,916)         (419,869)           (8,946)               --

NET INCREASE FROM CAPITAL SHARE
     TRANSACTIONS                                    50,896,886         4,650,072         2,309,172         6,678,785
                                                  -------------     -------------     -------------     -------------

     Total increase in net assets                    62,367,257         8,415,841         2,852,981         7,063,961

NET ASSETS:
 Beginning of period                                152,640,542        18,523,126         5,620,973                --
                                                  -------------     -------------     -------------     -------------
 End of period                                    $ 215,007,799     $  26,938,967     $   8,473,954     $   7,063,961
                                                  =============     =============     =============     =============

 Undistributed net investment income (loss) at
   end of period                                  $     320,654     ($      3,303)    ($      5,344)    $       3,421
                                                  =============     =============     =============     =============

* Period May 3, 1999 (inception) through June 30, 1999.

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998,
(UNAUDITED)

                                                                      SERIES B            SERIES C        SERIES D       SERIES E
                                                   SERIES A           (GROWTH              (MONEY        (WORLDWIDE    (HIGH GRADE
                                                   (GROWTH)            INCOME)             MARKET)         EQUITY)        INCOME)
                                                ---------------     ---------------     ------------    ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                          $     6,571,082     $    24,733,030     $  7,061,247    $  2,936,510   $  9,064,282
 Net realized gain                                   43,677,682         417,467,664               --      30,651,579      1,732,602
 Unrealized appreciation (depreciation)
   during the period                                211,484,476        (351,732,956)          49,595      24,704,566       (127,525)
                                                ---------------     ---------------     ------------    ------------   ------------
   Net increase in net assets resulting
    from operations                                 261,733,240          90,467,738        7,110,842      58,292,655     10,669,359

Distributions to shareholders from:
 Net investment income                               (5,787,007)        (20,380,169)      (6,397,306)     (4,184,565)    (8,568,936)
 Net realized gain                                  (73,869,447)       (129,457,129)              --     (23,945,010)            --
                                                ---------------     ---------------     ------------    ------------   ------------
   Total distributions to shareholders              (79,656,454)       (149,837,298)      (6,397,306)    (28,129,575)    (8,568,936)

NET INCREASE FROM CAPITAL SHARE
     TRANSACTIONS                                   125,326,240          58,045,914       29,355,040      33,849,484     11,713,225
                                                ---------------     ---------------     ------------    ------------   ------------

     Total increase (decrease) in net assets        307,403,026          (1,323,646)      30,068,576      64,012,564     13,813,648

NET ASSETS:
 Beginning of year                                  999,928,967       1,198,302,421       98,014,830     285,781,661    140,908,535
                                                ---------------     ---------------     ------------    ------------   ------------
 End of period                                  $ 1,307,331,993     $ 1,196,978,775     $128,083,406    $349,794,225   $154,722,183
                                                ===============     ===============     ============    ============   ============

 Undistributed net investment income at
   end of year                                  $     6,161,057     $    24,610,214     $  6,785,948    $  1,148,489   $  8,846,810
                                                ===============     ===============     ============    ============   ============

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998,
(UNAUDITED)

                                                                    SERIES K          SERIES M         SERIES N
                                                  SERIES J          (GLOBAL           (GLOBAL          (MANAGED         SERIES O
                                                 (EMERGING          STRATEGIC           TOTAL            ASSET          (EQUITY
                                                  GROWTH)            INCOME)          RETURN)        ALLOCATION)        INCOME)
                                                -------------     -------------     -------------    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)                   $    (488,607)    $   1,568,224     $     615,103    $   1,351,512    $   3,581,134
 Net realized gain (loss)                          38,692,459           (43,718)        2,680,838          (27,454)       9,127,147
 Unrealized appreciation (depreciation)
   during the period                                5,868,580          (585,308)        2,181,450        8,340,157        2,309,610
                                                -------------     -------------     -------------    -------------    -------------
   Net increase in net assets resulting
     from operations                               44,072,432           939,198         5,477,391        9,664,215       15,017,891

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 In excess of net investment income                (1,431,865)               --                --               --               --
 Net investment income                                     --        (1,241,557)         (959,469)        (745,652)      (2,449,984)
 Net realized gain                                (23,930,511)         (229,064)       (2,398,671)        (466,032)      (5,928,963)
                                                -------------     -------------     -------------    -------------    -------------

     Total distributions to shareholders          (25,362,376)       (1,470,621)       (3,358,140)      (1,211,684)      (8,378,947)

NET INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                       26,273,852        (1,119,728)       (5,324,392)      29,486,414       47,039,536
                                                -------------     -------------     -------------    -------------    -------------

     Total increase (decrease) in net assets       44,983,908        (1,651,151)       (3,205,141)      37,938,945       53,678,480

NET ASSETS:
 Beginning of year                                226,297,440        14,678,671        48,378,810       38,181,802      150,391,303
                                                -------------     -------------     -------------    -------------    -------------
 End of year                                    $ 271,281,348     $  13,027,520     $  45,173,669    $  76,120,747    $ 204,069,783
                                                =============     =============     =============    =============    =============
Undistributed net investment income at
  end of year                                   $          --     $          --     $     635,203    $   1,302,811    $   3,516,121
                                                =============     =============     =============    =============    =============

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998,
(UNAUDITED)

                                                               SERIES S
                                             SERIES P          (SOCIAL           SERIES V           SERIES X
                                            (HIGH YIELD)      AWARENESS)          (VALUE)         (SMALL CAP)
                                           -------------     -------------     -------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                     $     899,449     $     519,719     $      53,017     $       9,957
 Net realized gain (loss)                         22,641         7,420,553           626,418          (582,156)
 Unrealized appreciation (depreciation)
   during the period                            (341,245)       24,109,291         1,175,313         1,112,790
                                           -------------     -------------     -------------     -------------
   Net increase in net assets
     resulting from operations                   580,845        32,049,563         1,854,748           540,591

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (1,158,950)         (252,822)          (81,597)           (5,176)
 Net realized gain                              (105,911)       (2,781,038)         (365,630)               --
                                           -------------     -------------     -------------     -------------
   Total distributions to shareholders        (1,264,861)       (3,033,860)         (447,227)           (5,176)

NET INCREASE FROM CAPITAL SHARE
     TRANSACTIONS                              8,866,252        34,293,181        10,624,608         2,445,574
                                           -------------     -------------     -------------     -------------

     Total increase in net assets              8,182,236        63,308,884        12,032,129         2,980,989

NET ASSETS:
 Beginning of year                             6,767,167        89,331,658         6,490,997         2,639,984
                                           -------------     -------------     -------------     -------------
 End of year                               $  14,949,403     $ 152,640,542     $  18,523,126     $   5,620,973
                                           =============     =============     =============     =============
 Undistributed net investment income at
   end of period                           $      26,415     $     519,719     $          --     $       8,547
                                           =============     =============     =============     =============

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS

SERIES A (GROWTH)

                                                                           FISCAL PERIOD ENDED DECEMBER 31
                                                    -----------------------------------------------------------------------------
                                                       1999(J)         1998(E)        1997(E)     1996(E)     1995(E)     1994
                                                    -------------    -----------    ----------  -----------   --------  ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $       34.27    $     29.39    $    24.31  $     21.03   $  16.00  $   19.82
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                        0.06           0.17          0.16         0.18       0.18       0.20
Net Gain (Loss) on Securities
 (realized and unrealized)                                   2.22           7.05          6.75         4.50       5.65      (0.44)
                                                    -------------    -----------    ----------  -----------   --------  ---------
Total from investment operations                             2.28           7.22          6.91         4.68       5.83      (0.24)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                      (0.17)         (0.17)        (0.18)       (0.20)     (0.15)     (0.38)
Distributions (from Capital Gains)                          (1.16)         (2.17)        (1.65)       (1.20)     (0.65)     (3.20)
                                                    -------------    -----------    ----------  -----------   --------  ---------
     Total Distributions                                    (1.33)         (2.34)        (1.83)       (1.40)     (0.80)     (3.58)
                                                    -------------    -----------    ----------  -----------   --------  ---------
NET ASSET VALUE END OF PERIOD                       $       35.22    $     34.27    $    29.39  $     24.31   $  21.03  $   16.00
                                                    =============    ===========    ==========  ===========   ========  =========
TOTAL RETURN (B)                                              7.0%          25.4%         28.7%        22.7%      36.8%      (1.7%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $   1,432,310    $ 1,307,332    $  999,929  $   714,591   $519,891  $ 332,288
Ratio of Expenses to Average Net Assets                      0.81%          0.81%         0.81%        0.83%      0.83%      0.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                 0.36%          0.59%         0.66%        0.90%      1.21%      1.13%
Portfolio Turnover Rate                                        34%            39%           61%          57%        83%        90%
---------------------------------------------------------------------------------------------------------------------------------
SERIES B (GROWTH-INCOME)

                                                                           FISCAL PERIOD ENDED DECEMBER 31
                                                    -----------------------------------------------------------------------------
                                                       1999(J)         1998(E)        1997(E)     1996(E)     1995(E)     1994
                                                    -------------    -----------    ----------  -----------   --------  ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $       39.81    $     41.60    $    35.40  $     33.95   $  26.54  $   29.73
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                        0.30           0.83          0.72         0.83       0.79       0.51
Net Gain (Loss) on Securities
  (realized and unrealized)                                  2.75           2.60          8.47         5.16       7.16      (1.34)
                                                    -------------    -----------    ----------  -----------   --------  ---------
Total from investment operations                             3.05           3.43          9.19         5.99       7.95      (0.83)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                      (0.85)         (0.71)        (0.86)       (0.78)     (0.54)     (0.68)
Distributions (from Capital Gains)                         (14.49)         (4.51)        (2.13)       (3.76)        --      (1.68)
                                                    -------------    -----------    ----------  -----------   --------  ---------
     Total Distributions                                   (15.34)         (5.22)        (2.99)       (4.54)     (0.54)     (2.36)
                                                    -------------    -----------    ----------  -----------   --------  ---------
NET ASSET VALUE END OF PERIOD                       $       27.52    $     39.81    $    41.60  $     35.40   $  33.95  $   26.54
                                                    =============    ===========    ==========  ===========   ========  =========
TOTAL RETURN (B)                                             14.5%           7.9%         26.5%        18.3%      30.1%      (3.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $   1,271,664    $ 1,196,979    $1,198,302  $   956,586   $795,113  $ 595,154
Ratio of Expenses to Average Net Assets                      0.82%          0.80%         0.83%        0.84%      0.83%      0.84%
Ratio of Net Investment Income (Loss) to Average
     Net Assets                                              2.10%          2.02%         1.89%        2.56%      2.70%      2.07%
Portfolio Turnover Rate                                        69%           119%           62%          58%        94%        43%

SERIES C (MONEY MARKET)

                                                                         FISCAL PERIOD ENDED DECEMBER 31
                                                    -----------------------------------------------------------------------------
                                                     1999(A)(J)   1998(A)(E)    1997(E)     1996(A)(E)     1995(E)       1994
                                                    -----------   ---------   -----------   -----------  -----------  -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $     12.53   $   12.53   $     12.56   $     12.34  $     12.27  $     12.09
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                      0.27        0.68          0.79          0.61         0.74         0.41
Net Gain (Loss) on Securities
 (realized and unrealized)                                (0.02)      (0.06)        (0.15)         0.01        (0.08)        0.04
                                                    -----------   ---------   -----------   -----------  -----------  -----------
Total from investment operations                          (0.25)       0.62          0.64          0.62         0.66         0.45
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                    (0.48)      (0.62)        (0.67)        (0.40)       (0.59)       (0.27)
Distributions (from Capital Gains)                           --          --            --            --           --           --
                                                    -----------   ---------   -----------   -----------  -----------  -----------
   Total Distributions                                    (0.48)      (0.62)        (0.67)        (0.40)       (0.59)       (0.27)
                                                    -----------   ---------   -----------   -----------  -----------  -----------
NET ASSET VALUE END OF PERIOD                       $     12.30   $   12.53   $     12.53   $     12.56  $     12.34  $     12.27
                                                    ===========   =========   ===========   ===========  ===========  ===========

TOTAL RETURN (B)                                            2.1%        5.1%          5.2%          5.1%         5.4%         3.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $   152,337   $ 128,083   $    98,015   $   128,672  $   105,436  $   118,668
Ratio of Expenses to Average Net Assets                    0.57%       0.57%         0.58%         0.58%        0.60%        0.61%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               4.39%       4.99%         5.04%         4.89%        5.27%        3.70%
Portfolio Turnover Rate                                      --          --            --            --           --           --
---------------------------------------------------------------------------------------------------------------------------------
SERIES D (WORLDWIDE EQUITY)
                                                                         FISCAL PERIOD ENDED DECEMBER 31
                                                    -----------------------------------------------------------------------------
                                                      1999(J)       1998         1997          1996         1995          1994
                                                    -----------   ---------   -----------   -----------  -----------  -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $      6.74   $    6.14   $      6.14   $      5.56  $      5.07  $      4.94
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                      0.02        0.03          0.04          0.03         0.05         0.02
Net Gain (Loss) on Securities
 (realized and unrealized)                                 0.68        1.18          0.38          0.93         0.50         0.12
                                                    -----------   ---------   -----------   -----------  -----------  -----------
Total from investment operations                           0.70        1.21          0.42          0.96         0.55         0.14
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                       --       (0.09)        (0.13)        (0.20)          --        (0.01)
Distributions (from Capital Gains)                        (0.54)      (0.52)        (0.29)        (0.18)       (0.06)          --
                                                    -----------   ---------   -----------   -----------  -----------  -----------
   Total Distributions                                    (0.54)      (0.61)        (0.42)        (0.38)       (0.06)       (0.01)
                                                    -----------   ---------   -----------   -----------  -----------  -----------
NET ASSET VALUE END OF PERIOD                       $      6.90   $    6.74   $      6.14   $      6.14  $      5.56  $      5.07
                                                    ===========   =========   ===========   ===========  ===========  ===========

TOTAL RETURN (B)                                           11.5%       20.1%          6.5%         17.5%        10.9%         2.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $   380,305   $ 349,794   $   285,782   $   247,026  $   177,781  $   147,033
Ratio of Expenses to Average Net Assets                    1.23%       1.26%         1.24%         1.30%        1.31%        1.34%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               0.82%       0.92%         0.74%         0.74%        0.90%        0.50%
Portfolio Turnover Rate                                      95%        166%          129%          115%         169%          82%

SERIES E (HIGH GRADE INCOME)

                                                                         FISCAL PERIOD ENDED DECEMBER 31
                                                    -----------------------------------------------------------------------------
                                                      1999(J)      1998(E)      1997(E)       1996(E)      1995(E)       1994
                                                    -----------   ---------   -----------   -----------  -----------  -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $     12.42   $   12.25   $     12.00   $     12.86  $     11.52  $     13.78
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                      0.35        0.74          0.86          0.75         0.74         0.76
Net Gain (Loss) on Securities
 (realized and unrealized)                                (0.71)       0.19          0.31         (0.85)        1.36        (1.71)
                                                    -----------   ---------   -----------   -----------  -----------  -----------
Total from investment operations                          (0.36)       0.93          1.17         (0.10)        2.10        (0.95)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                    (0.70)      (0.76)        (0.92)        (0.76)       (0.76)       (0.69)
Distributions (from Capital Gains)                           --          --            --            --           --        (0.62)
                                                    -----------   ---------   -----------   -----------  -----------  -----------
   Total Distributions                                    (0.70)      (0.76)        (0.92)        (0.76)       (0.76)       (1.31)
                                                    -----------   ---------   -----------   -----------  -----------  -----------
NET ASSET VALUE END OF PERIOD                       $     11.36   $   12.42   $     12.25   $     12.00  $     12.86  $     11.52
                                                    ===========   =========   ===========   ===========  ===========  ===========

TOTAL RETURN (B)                                           (2.9%)       8.0%         10.0%         (0.7%)        18.6%       (6.9%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $   153,748   $ 154,722   $   140,909   $   134,041  $   125,652  $   107,078
Ratio of Expenses to Average Net Assets                    0.84%       0.83%         0.83%         0.83%        0.85%        0.85%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               6.12%       6.31%         6.67%         6.77%        6.60%        6.74%
Portfolio Turnover Rate                                      30%         70%          106%          232%         180%         185%
---------------------------------------------------------------------------------------------------------------------------------

SERIES H (ENHANCED INDEX)

                                                 FISCAL PERIOD ENDED DECEMBER 31
                                                             1999(I)
                                                 -------------------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                         $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                             0.02
Net Gain (Loss) on Securities
 (realized and unrealized)                                        0.31
                                                            ----------
Total from investment operations                                  0.33
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                              --
Distributions (from Capital Gains)                                  --
                                                            ----------
     Total Distributions                                            --
                                                            ----------
NET ASSET VALUE END OF PERIOD                               $    10.33
                                                            ==========
TOTAL RETURN (B)                                                   3.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                        $   12,991
Ratio of Expenses to Average Net Assets                           0.99%
Ratio of Net Investment Income (Loss) to Average
Net Assets                                                        1.28%
Portfolio Turnover Rate                                            109%

SERIES I (INTERNATIONAL)
                                                 FISCAL PERIOD ENDED DECEMBER 31
                                                             1999(I)
                                                 -------------------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                         $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                             0.03
Net Gain (Loss) on Securities
 (realized and unrealized)                                       (0.26)
                                                            ----------
Total from investment operations                                 (0.23)
Less Distributions
Dividends (from Net Investment Income)                              --
Distributions (from Capital Gains)                                  --
                                                            ----------
  Total Distributions                                               --
                                                            ----------
NET ASSET VALUE END OF PERIOD                               $     9.77
                                                            ==========
TOTAL RETURN (b)                                                  (2.3%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                        $    5,330
Ratio of Expenses to Average Net Assets                           1.91%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                      2.11%
Portfolio Turnover Rate                                             79%

----------------------------------------------------------------------------------------------------------------------------------
SERIES J (MID CAP)
                                                                           FISCAL PERIOD ENDED DECEMBER 31
                                                    ------------------------------------------------------------------------------
                                                       1999(J)       1998(E)       1997(E)       1996(E)      1995(E)      1994
                                                    -----------   -----------   -----------   -----------   ---------  -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $     22.51   $     21.33   $     18.25   $     16.06   $   13.44  $     14.17
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                     (0.03)        (0.04)        (0.03)        (0.04)       0.04        (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized)                                 2.84          3.70          3.67          2.93        2.58        (0.71)
                                                    -----------   -----------   -----------   -----------   ---------  -----------
Total from investment operations                           2.81          3.66          3.64          2.89        2.62        (0.72)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                       --         (0.14)        (0.06)        (0.03)         --           --
Distributions (from Capital Gains)                        (3.31)        (2.34)        (0.50)        (0.67)         --        (0.01)
                                                    -----------   -----------   -----------   -----------   ---------  -----------
     Total Distributions                                  (3.31)        (2.48)        (0.56)        (0.70)         --        (0.01)
                                                    -----------   -----------   -----------   -----------   ---------  -----------
NET ASSET VALUE END OF PERIOD                       $     22.01   $     22.51   $     21.33   $     18.25   $   16.06  $     13.44
                                                    ===========   ===========   ===========   ===========   =========  ===========
TOTAL RETURN (B)                                           15.7%         18.0%         20.0%         18.0%       19.5%        (5.1%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $   288,285   $   271,281   $   226,297   $   148,421   $  93,379  $    76,940
Ratio of Expenses to Average Net Assets                    0.82%         0.82%         0.82%         0.84%       0.84%        0.88%
Ratio of Net Investment Income (Loss) to Average
     Net Assets                                           (0.25%)       (0.21%)       (0.11%)       (0.21%)      0.26%       (0.11%)
Portfolio Turnover Rate                                      66%           94%          107%          123%        202%          91%

SERIES K (GLOBAL STRATEGIC INCOME)

                                                                        FISCAL PERIOD ENDED DECEMBER 31
                                                    -------------------------------------------------------------------------
                                                                                                                      1995
                                                    1999(J)(K)        1998(D)         1997(D)         1996(D)       (A)(C)(D)
                                                    ----------      ----------      ----------      ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $     9.56      $    10.06      $    10.72      $    10.22     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                     0.40            1.02            1.12            0.90           0.54
Net Gain (Loss) on Securities
  (realized and unrealized)                              (0.65)          (0.32)          (0.56)           0.50           0.22
                                                    ----------      ----------      ----------      ----------     ----------
Total from investment operations                         (0.25)           0.70            0.56            1.40           0.76
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                      --           (1.02)          (0.94)          (0.77)         (0.47)
Distributions (from Capital Gains)                       (0.06)          (0.18)          (0.28)          (0.13)         (0.04)
Return of Capital                                           --              --              --              --          (0.03)
                                                    ----------      ----------      ----------      ----------     ----------
  Total Distributions                                    (0.06)          (1.20)          (1.22)          (0.90)         (0.54)
                                                    ----------      ----------      ----------      ----------     ----------
NET ASSET VALUE END OF PERIOD                       $     9.25      $     9.56      $    10.06      $    10.72     $    10.22
                                                    ==========      ==========      ==========      ==========     ==========

TOTAL RETURN (B)                                          (2.6%)           6.9%            5.4%           13.7%           7.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $   12,058      $   13,028      $   14,679      $   12,720     $    5,678
Ratio of Expenses to Average Net Assets                   1.55%           1.13%           0.64%           0.84%          1.63%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                              8.35%          10.85%           9.81%          10.79%         11.03%
Portfolio Turnover Rate                                    222%             57%             85%             86%           127%

-----------------------------------------------------------------------------------------------------------------------------

SERIES M (GLOBAL TOTAL RETURN)

                                                                        FISCAL PERIOD ENDED DECEMBER 31
                                                    -------------------------------------------------------------------------
                                                    1999(J)(K)         1998            1997            1996        1995(A)(C)
                                                    ----------      ----------      ----------      ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $    12.87      $    12.29      $    12.05      $    10.71     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                     0.07            0.20            0.16            0.15           0.17
Net Gain (Loss) on Securities
  (realized and unrealized)                               0.69            1.33            0.59            1.36           0.54
                                                    ----------      ----------      ----------      ----------     ----------
Total from investment operations                          0.76            1.53            0.75            1.51           0.71
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                   (0.29)          (0.27)          (0.26)          (0.12)            --
Distributions (from Capital Gains)                       (0.70)          (0.68)          (0.25)          (0.05)            --
                                                    ----------      ----------      ----------      ----------     ----------
Total Distributions                                      (0.99)          (0.95)          (0.51)          (0.17)            --
                                                    ----------      ----------      ----------      ----------     ----------
NET ASSET VALUE END OF PERIOD                       $    12.64      $    12.87      $    12.29      $    12.05     $    10.71
                                                    ==========      ==========      ==========      ==========     ==========

TOTAL RETURN (B)                                           6.5%           12.6%            6.2%           14.2%           7.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $   44,582      $   45,174      $   48,379      $   38,396     $   15,976
Ratio of Expenses to Average Net Assets                   1.24%           1.24%           1.26%           1.34%          1.94%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                              1.16%           1.33%           1.71%           2.73%          3.20%
Portfolio Turnover Rate                                    200%             49%             64%             40%           181%

SERIES N (MANAGED ASSET ALLOCATION)

                                                                             FISCAL PERIOD ENDED DECEMBER 31
                                                    -------------------------------------------------------------------------------
                                                       1999(J)            1998             1997             1996         1995(A)(C)
                                                    -----------        -----------      -----------      -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $     16.01        $     13.88      $     12.02      $     10.73    $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                      0.17               0.26             0.24             0.19           0.16
Net Gain (Loss) on Securities
 (realized and unrealized)                                 0.65               2.26             1.96             1.18           0.57
                                                    -----------        -----------      -----------      -----------    -----------
Total from investment operations                           0.82               2.52             2.20             1.37           0.73
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                    (0.27)             (0.24)           (0.21)           (0.07)            --
Distributions (from Capital Gains)                           --              (0.15)           (0.13)           (0.01)            --
                                                    -----------        -----------      -----------      -----------    -----------
  Total Distributions                                     (0.27)             (0.39)           (0.34)           (0.08)            --
                                                    -----------        -----------      -----------      -----------    -----------
NET ASSET VALUE END OF PERIOD                       $     16.56        $     16.01      $     13.88      $     12.02    $     10.73
                                                    ===========        ===========      ===========      ===========    ===========

TOTAL RETURN (B)                                            5.2%              18.4%            18.4%            12.8%           7.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $    97,557        $    76,121      $    38,182      $    23,345    $    10,580
Ratio of Expenses to Average Net Assets        .           1.16%              1.22%            1.35%            1.45%          1.90%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               2.55%              2.49%            2.71%            2.67%          2.80%
Portfolio Turnover Rate                                      12%                10%              28%              41%            26%

-----------------------------------------------------------------------------------------------------------------------------------
SERIES O (EQUITY INCOME)
                                                                             FISCAL PERIOD ENDED DECEMBER 31
                                                    -------------------------------------------------------------------------------
                                                      1999(J)              1998            1997             1996         1995(A)(C)
                                                    -----------        -----------      -----------      -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $     18.35        $     17.62      $     14.01      $     11.70    $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                      0.15               0.29             0.19             0.17           0.17
Net Gain (Loss) on Securities
  (realized and unrealized)                                1.87               1.30             3.77             2.17           1.53
                                                    -----------        -----------      -----------      -----------    -----------
Total from investment operations                           2.02               1.59             3.96             2.34           1.70
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                    (0.32)             (0.25)           (0.14)           (0.03)            --
Distributions (from Capital Gains)                        (0.81)             (0.61)           (0.21)              --             --
                                                    -----------        -----------      -----------      -----------    -----------
  Total Distributions                                     (1.13)             (0.86)           (0.35)           (0.03)            --
                                                    -----------        -----------      -----------      -----------    -----------
NET ASSET VALUE END OF PERIOD                       $     19.24        $     18.35      $     17.62      $     14.01    $     11.70
                                                    ===========        ===========      ===========      ===========    ===========

TOTAL RETURN (B)                                           12.0%               9.0%            28.4%            20.0%          17.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $   233,919        $   204,070      $   150,391      $    62,377    $    13,528
Ratio of Expenses to Average Net Assets                    1.08%              1.08%            1.09%            1.15%          1.40%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               1.74%              1.93%            2.31%            2.62%          3.00%
Portfolio Turnover Rate                                      33%                20%              21%              22%             3%

SERIES P (HIGH YIELD)

                                                                FISCAL PERIOD ENDED DECEMBER 31
                                                    -------------------------------------------------------
                                                   1999(D)(E)(J)     1998(D)(E)    1997(D)(E)    1996(D)(F)
                                                    ----------       ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $    16.80       $    17.60    $    15.99    $    15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                     0.64             0.89          0.68          0.51
Net Gain (Loss) on Securities
 (realized and unrealized)                               (0.41)            0.12          1.43          0.48
                                                    ----------       ----------    ----------    ----------
Total from investment operations                          0.23             1.01          2.11          0.99
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                   (0.03)           (1.63)        (0.42)           --
Distributions (from Capital Gains)                          --            (0.18)        (0.08)           --
                                                    ----------       ----------    ----------    ----------
     Total Distributions                                 (0.03)           (1.81)        (0.50)           --
                                                    ----------       ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD                       $    17.00       $    16.80    $    17.60    $    15.99
                                                    ==========       ==========    ==========    ==========

TOTAL RETURN (B)                                           1.4%             5.8%         13.4%          6.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $   18,105       $   14,949    $    6,767    $    2,665
Ratio of Expenses to Average Net Assets                   0.11%            0.18%         0.31%         0.28%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               8.39%            8.17%         8.58%         8.24%
Portfolio Turnover Rate                                     50%              87%           77%          151%
-----------------------------------------------------------------------------------------------------------

SERIES S (SOCIAL AWARENESS)

                                                                             FISCAL PERIOD ENDED DECEMBER 31
                                                    ------------------------------------------------------------------------------
                                                    1999 (J)       1998(E)       1997(E)       1996(E)       1995(E)        1994
                                                    --------      --------      --------      --------      --------      --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $  28.40      $  22.25      $  19.08      $  16.49      $  12.97      $  13.69
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                   0.11          0.09          0.06          0.03          0.09          0.08
Net Gain (Loss) on Securities
 (realized and unrealized)                              2.75          6.78          4.21          3.07          3.51         (0.59)
                                                    --------      --------      --------      --------      --------      --------
Total from investment operations                        2.86          6.87          4.27          3.10          3.60         (0.51)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                 (0.09)        (0.06)        (0.04)        (0.08)        (0.08)        (0.02)
Distributions (from Capital Gains)                     (1.20)        (0.66)        (1.06)        (0.43)           --         (0.19)
                                                    --------      --------      --------      --------      --------      --------
Total Distributions                                    (1.29)        (0.72)        (1.10)        (0.51)        (0.08)        (0.21)
                                                    --------      --------      --------      --------      --------      --------
NET ASSET VALUE END OF PERIOD                       $  29.97      $  28.40      $  22.25      $  19.08      $  16.49      $  12.97
                                                    ========      ========      ========      ========      ========      ========

TOTAL RETURN (B)                                        10.5%         31.4%         22.7%         18.8%         27.7%         (3.7%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $215,008      $152,641      $ 89,332      $ 57,497      $ 36,830      $ 24,539
Ratio of Expenses to Average Net Assets                 0.81%         0.82%         0.83%         0.84%         0.86%         0.90%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                             0.35%         0.47%         0.35%         0.30%         0.75%         0.75%
Portfolio Turnover Rate                                   18%           23%           49%           67%          122%           67%

SERIES V (VALUE)

                                                        FISCAL PERIOD ENDED DECEMBER 31
                                                    ----------------------------------------
                                                                                     1997
                                                     1999(J)        1998(D)        (A)(D)(G)
                                                    ----------    ----------      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $    14.83    $    13.13      $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                     --            0.03            0.12
Net Gain (Loss) on Securities
  (realized and unrealized)                               2.81          2.14            3.01
                                                    ----------    ----------      ----------
Total from investment operations                          2.81          2.17            3.13
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                    --           (0.08)           --
Distributions (from Capital Gains)                       (0.32)        (0.39)           --
                                                    ----------    ----------      ----------
      Total Distributions                                (0.32)        (0.47)           --
                                                    ----------    ----------      ----------
NET ASSET VALUE END OF PERIOD                       $    17.32    $    14.83      $    13.13
                                                    ==========    ==========      ==========

TOTAL RETURN (B)                                          19.6%         16.6%           31.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $   26,939    $   18,523      $    6,491
Ratio of Expenses to Average Net Assets                   0.86%         0.71%           0.40%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                             (0.03%)        0.42%           1.55%
Portfolio Turnover Rate                                     85%           72%             79%

--------------------------------------------------------------------------------------------
SERIES X (SMALL COMPANY)
                                                        FISCAL PERIOD ENDED DECEMBER 31
                                                    ----------------------------------------
                                                    1999(D)(J)      1998(D)       1997(D)(H)
                                                    ----------    ----------      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $    10.67    $     9.60      $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                     --            0.02            0.01
Net Gain (Loss) on Securities
 (realized and unrealized)                                0.72          1.07           (0.41)
                                                    ----------    ----------      ----------
Total from investment operations                          0.72          1.09           (0.40)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                   (0.02)        (0.02)           --
Distributions (from Capital Gains)                        --            --              --
                                                    ----------    ----------      ----------
      Total Distributions                                (0.02)        (0.02)           --
                                                    ----------    ----------      ----------
NET ASSET VALUE END OF PERIOD                       $    11.37    $    10.67      $     9.60
                                                    ==========    ==========      ==========

TOTAL RETURN (B)                                           6.7%         11.5%           (4.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                $    8,474    $    5,621      $    2,640
Ratio of Expenses to Average Net Assets                   0.62%         0.59%           0.98%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                             (0.15%)        0.26%           0.73%
Portfolio Turnover Rate                                    422%          367%            402%

SERIES Y (SELECT 25)

                                                 FISCAL PERIOD ENDED DECEMBER 31
                                                 -------------------------------
                                                               1999(I)
                                                              ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                           $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                              0.01
Net Gain (Loss) on Securities
 (realized and unrealized)                                         0.50
                                                              ---------
Total from investment operations                                   0.51
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                             --
Distributions (from Capital Gains)                                 --
                                                              ---------
   Total Distributions                                             --
                                                              ---------
NET ASSET VALUE END OF PERIOD                                 $   10.51
                                                              =========

TOTAL RETURN (A)                                                    5.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                          $   7,064
Ratio of Expenses to Average Net Assets                            1.06%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                       0.46%
Portfolio Turnover Rate                                               0%
--------------------------------------------------------------------------------
(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.
(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.
(c) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.
(d) Fund expenses for Series K, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

                        1995    1996    1997    1998    1999
                        -----   -----   -----   -----   -----
        Series K        2.03%   1.59%   1.39%   1.66%    --
        Series P         --     1.11%   1.14%   0.93%   0.86%
        Series V         --      --     1.14%   0.89%    --
        Series X         --      --     1.98%   1.59%   1.64%

(e) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                        1995    1996    1997    1998
                        -----   -----   -----   -----
        Series A        0.83%   0.83%   0.81%   0.81%
        Series B        0.83%   0.84%   0.83%   0.80%
        Series C        0.60%   0.58%   0.58%   0.57%
        Series E        0.85%   0.83%   0.83%   0.83%
        Series J        0.83%   0.84%   0.82%   0.82%
        Series P          --      --    0.31%   0.18%
        Series S        0.84%   0.84%   0.83%   0.82%

(f) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.
(g) Series V was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
(h) Series X was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(i) Series H, I and Y were initially capitalized on May 3, 1999, with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(j) Unaudited figures for the six months ended June 30, 1999. Percentage amounts for the period, except total return, have been annualized.

(k) Wellington Management Company became Subadvisor for Series K and M on May 15, 1999. Prior to May 15, Meridian Investment Management served as Subadvisor to Series M.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

        1. SIGNIFICANT ACCOUNTING POLICIES
        The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.
        A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
        Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
        B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
        Except for Series K, the funds which invest in foreign securities and currencies do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Series K isolates its portion of the results of operations resulting from foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held.
        Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
        C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Series D, I, K, M, N, O and X may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. These Series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counter party does not perform under the contract.
        D. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Series H, I, J, K and M may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires.
        E. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell respectively, (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter party to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

        E. OPTIONS WRITTEN (CONTINUED) - The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.
        F. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except for Series K, which does amortize premiums and discounts on debt securities.
        G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.
        H. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
        I. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations do not reflect the reduction in expense from the related earnings credits.
        J. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
        2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of .50% of the average daily net assets for Series C, .75% for Series A, B, E, H, J, K, P, S, V and Y, 1.00% for Series D, M, N, O and X and 1.10% for Series I.
        SMC pays OppenheimerFunds an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of SBL Series D and another Fund managed by SMC, Security Equity Fund Global Series, computed on a daily basis as follows:

        COMBINED AVERAGE DAILY NET ASSETS OF THE SERIES      ANNUAL FEES
        -----------------------------------------------      -----------
        $0 to $300 Million....................................  .35%
        $300 Million to $750 Million..........................  .30%
        $750 million or more..................................  .25%

        SMC waived all of the management fees for Series P and X through June 30, 1999. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $50,000,000 of average daily net assets of Series N and .40% of the average daily net assets of Series N in excess of $50,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average daily net assets of Series O and .40% of the average daily net assets in excess of $20,000,000 for management services provided to Series O.
        SMC pays Strong Capital Management, Inc. ("Strong") with respect to Series X, an annual fee based on the combined average net assets of the Series and another Fund managed by SMC, the Small Company Series of Equity Fund as follows:

        COMBINED AVERAGE DAILY NET ASSETS OF THE SERIES      ANNUAL FEES
        -----------------------------------------------      -----------
        Less Than $150 Million................................  .50%
        $150 Million to $500 Million..........................  .45%
        $500 million or more..................................  .40%

        Bankers Trust Company furnishes investment advisory services to Series H and Series I. For such services to Series H, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series H and another Fund, managed by SMC, the Enhanced Index Series of Security Equity Fund as follows:


        COMBINED AVERAGE DAILY NET ASSETS OF THE SERIES      ANNUAL FEES
        -----------------------------------------------      -----------
        $0 to $100 Million....................................  .20%
        $100 Million to $300 Million..........................  .15%
        $300 million or more..................................  .13%

        SMC will also pay Bankers Trust the following minimum fees with respect to Series H: (i) no minimum fee in the first year Series H begins operations; and (ii) $100,000 in the Series' second year of operations; and (iii) $200,000 in the third and following years of the Series' operations. For the services provided to Series I, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series I and another Fund managed by SMC, the International Series of Security Equity Fund, computed on a daily basis as follows:

        COMBINED AVERAGE DAILY NET ASSETS OF THE SERIES      ANNUAL FEES
        -----------------------------------------------      -----------
        $0 to $200 Million....................................  .60%
        $200 Million or more..................................  .55%

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

        2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) Meridian Investment Management Corporation furnished investment advisory, statistical and research facilities, supervised and arranged for the purchase and sale of securities on behalf of Series M for the period of January 1, 1999 through April 30, 1999, and for such services received an annual fee equal to the following schedule:

                AVERAGE DAILY NET ASSETS OF THE SERIES               ANNUAL FEES
                -----------------------------------------------      -----------
                Less Than $100 Million.............................  .40%, plus
                $100 Million but less than $200 Million............  .35%, plus
                $200 Million but less than $400 Million............  .30%, plus
                $400 Million or more...............................  .25%

        A special meeting of the shareholders of SBL Series K and Series M was held on May 14, 1999. At this meeting, shareholders voted to approve a new subadvisory contract, with respect to each series, effective May 15, 1999, with Wellington Management Company, LLP. Under this new agreement, SMC pays Wellington Management for Series K an annual fee equal to a percentage of the average daily closing value of the average daily net assets of Series K, computed on a daily basis as follows:

                AVERAGE DAILY NET ASSETS OF THE SERIES               ANNUAL FEES
                -----------------------------------------------      -----------
                Less than $50 million.................................  .50%
                More than $50 million.................................  .40%

        Wellington Management has agreed to cap its fee at .40% of Series K's net assets for the first year.

        For the services provided to Series M under the agreement, SMC pays Wellington Management an annual fee equal to a percentage of the average daily closing value of the net assets of Series M, according to the following schedule:

                AVERAGE DAILY NET ASSETS OF THE SERIES               ANNUAL FEES
                -----------------------------------------------      -----------
                $0 to $50 million.....................................  .50%
                $50 million to $100 million...........................  .40%
                $100 million to $250 million                            .35%
                $250 million or more                                    .30%
        Wellington Management has agreed to cap its fee for the first year at .45% of Series M's average net assets.

        The investment advisory contract between SBL Fund and SMC provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the six months ended June 30, 1999, SMC agreed to limit the total expenses for Series K, M, P, V and X to an annual rate of 2% of the average daily net asset value of each respective Series and limit Series I at an annual rate of 2.25% and limit Series H and Y to an annual rate of 1.75%.
        The Fund has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Fund. The charges paid by the Fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund (except Series X), plus the greater of .10% of the average daily net assets of Series D, K, M and N, or $60,000. SMC also receives from Series I the greater of .10% of the average daily net assets or (i) $30,000 for the year ending January 31, 2000, (ii) $45,000 for the year ending January 31, 2001, and (iii) $60,000 thereafter. with respect to Series X, SMC receives a fee at an annual rate of .09% of the average daily net assets of the Series.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

        3. FEDERAL INCOME TAX MATTERS
        The amounts of unrealized appreciation (depreciation) for income tax purposes at June 30, 1999, for all securities and foreign currency holdings (including foreign currency receivables and payables) were as follows:

                            AGGREGATE GROSS     AGGREGATE GROSS      NET UNREALIZED
                              UNREALIZED          UNREALIZED          APPRECIATION
                             APPRECIATION        DEPRECIATION        (DEPRECIATION)
                           ----------------    ----------------     ----------------
SERIES A
  (Growth) ............    $    606,855,960          (6,796,738)    $    600,059,222
SERIES B
  (Growth-Income) .....    $    134,341,584         (60,300,350)    $     74,041,234
SERIES C
  (Money Market) ......    $              0             (96,456)    $        (96,456)
SERIES D
  (Worldwide Equity) ..    $     76,635,292         (17,522,164)    $     59,113,128
SERIES E
  (High Grade Income) .    $        591,255          (5,771,858)    $     (5,180,603)
SERIES H
  (Enhanced Index) ....    $        674,948            (238,370)    $        436,578
SERIES I
  (International) .....    $        207,150            (278,248)    $        (71,098)
SERIES J
  (Mid Cap) ...........    $     92,837,881         (12,040,475)    $     80,797,406
SERIES K
  (Strategic Income) ..    $        640,925             (39,567)    $       (601,358)
SERIES M
  (Global Total Return)    $      2,201,758          (1,314,964)    $        886,794
SERIES N
  (Managed Asset
   Allocation) ........    $     18,725,090          (1,942,043)    $     16,783,047
SERIES O
  (Equity Income) .....    $     45,225,332          (4,949,796)    $     40,275,536
SERIES P
  (High Yield) ........    $        127,283            (918,759)    $       (791,476)
SERIES S
  (Social Awareness) ..    $     66,672,716          (2,853,665)    $     63,819,051
SERIES V
  (Value) .............    $      6,101,775            (996,697)    $      5,105,078
SERIES X
  (Small Cap) .........    $      1,307,694             (58,263)    $      1,249,431
SERIES Y
  (Select 25) .........    $        427,877             (46,122)    $        381,755

        4. INVESTMENT TRANSACTIONS
        Investment transactions for the six months ended June 30, 1999, (excluding overnight investments and short-term debt securities) are as follows:

                                              PROCEEDS
                             PURCHASES       FROM SALES
                           -------------    -------------
SERIES A
  (Growth) ............    $ 288,808,611    $ 214,965,799
SERIES B
  (Growth-Income) .....    $ 407,354,415    $ 449,292,093
SERIES C
  (Money Market) ......             --               --
SERIES D
  (Worldwide Equity) ..    $ 161,602,939    $ 174,644,148
SERIES E
  (High Grade Income) .    $  27,190,836    $  22,692,038
SERIES H
  (Enhanced Index) ....    $  12,010,893    $   1,722,811
SERIES I
  (International) .....    $   5,853,285    $     612,759
SERIES J
  (Mid Cap) ...........    $  85,312,326    $  95,560,430
SERIES K
  (Strategic Income) ..    $  12,081,333    $  12,917,655
SERIES M
  (Global Total Return)    $  41,981,329    $  49,906,231
SERIES N
  (Managed Asset
   Allocation) ........    $  22,697,580    $   4,750,283
SERIES O
  (Equity Income) .....    $  38,673,028    $  33,021,973
SERIES P
  (High Yield) ........    $   8,113,833    $   3,903,599
SERIES S
  (Social Awareness) ..    $  63,412,222    $  15,561,504
SERIES V
  (Value) .............    $  11,748,455    $   8,703,690
SERIES X
  (Small Cap) .........    $  14,833,722    $  13,014,595
SERIES Y
  (Select 25) .........    $   6,288,520             --

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

        5. FORWARD CONTRACTS
        At June 30, 1999, Series D, Series K and Series M had the following open forward foreign exchange contracts to buy or sell currency:

                                                                                   AMOUNT TO BE                     NET UNREALIZED
        SECURITY                                 SETTLEMENT           SECURITY    (RECEIVED/PAID)   U.S. $ VALUE     APPRECIATION
        SERIES D                       TYPE         DATE          TO BE DELIVERED    IN U.S.$      AS OF 6/30/99    (DEPRECIATION)
        --------                       ----   -----------------   ---------------  -----------     ------------     --------------
European Monetary Unit ..........      Buy              8/11/99        20,309,575   22,043,399       21,004,360     $   (1,039,039)
British Pound ...................      Sell             8/11/99       (13,534,808) (22,043,399)     (21,336,411)    $      706,988
Japanese Yen ....................      Sell              9/8/99    (1,186,300,000)  (9,908,954)      (9,905,854)    $        3,100
                                                                                                                    --------------
                                                                                                                    $     (328,951)
                                                                                                                    ==============
        SERIES K
        --------
Australian Dollar ...............      Sell     07/6/99-7/20/99           (97,000)     (63,894)         (64,199)    $          305)
Australian Dollar ...............      Buy              7/20/99            85,000       56,028           56,256     $          228
Canadian Dollar .................      Sell              7/6/99          (190,000)    (130,069)        (128,383)    $        1,686
Swiss Franc .....................      Sell             7/12/99          (109,763)     (71,373)         (70,698)    $          675
Danish Kroner ...................      Sell              7/7/99          (877,000)    (122,043)        (121,984)    $           59
Danish Kroner ...................      Buy               7/7/99           877,000      126,919          121,984     $        4,935)
European Monetary Unit ..........      Sell     7/07/99-9/29/99        (2,787,000)  (2,930,382)      (2,879,330)    $       51,052
European Monetary Unit ..........      Buy        7/2/99-8/6/99         1,968,853    2,066,730        2,033,574     $       33,156)
British Pound ...................      Sell             9/30/99           (85,000)    (134,691)        (134,062)    $          629
Japanese Yen ....................      Sell      8/6/99-8/23/99       (23,238,280)    (194,377)        (193,192)    $        1,185
Japanese Yen ....................      Buy               8/6/99         6,811,200       55,518           56,590     $        1,072
New Zealand Dollar ..............      Buy              7/20/99           150,000       84,360           79,466     $        4,894)
Swedish Krona ...................      Sell             7/23/99        (1,100,000)    (131,894)        (129,605)    $        2,290
Swedish Krona ...................      Buy      7/22/99-7/23/99           906,785      108,349          106,831     $        1,518)
Singapore Dollar ................      Sell             7/12/99          (298,000)    (173,145)        (175,238)    $        2,093)
Singapore Dollar ................      Buy              8/23/99            81,000       47,807           47,846     $           39
United Kingdom Gilt 8.00% - 2021       Sell             8/10/99           (15,000)     (33,513)         (33,513)    $            0
Japan Government Bond 0.9% - 2008      Buy              7/16/99        38,000,000      293,011          285,395     $       (7,616)
                                                                                                                    --------------
                                                                                                                    $        4,398
                                                                                                                    ==============

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

5. FORWARD CONTRACTS (CONTINUED)

                                                                                                                      NET UNREALIZED
        SECURITY                                    SETTLEMENT          SECURITY   (RECEIVED/PAID)    U.S. $ VALUE     APPRECIATION
        SERIES M                         TYPE          DATE         TO BE DELIVERED    IN U.S.$      AS OF 6/30/99    (DEPRECIATION)
        --------                         ----   -----------------   ---------------  -----------     ------------     --------------
Australian Dollar ..........             Buy       7/6/99-7/20/99          237,000       156,586          156,860     $         274
Australian Dollar ..........             Sell      7/6/99-7/20/99         (204,000)     (134,582)        (135,018)             (436)
British Pound ..............             Sell             9/30/99          (75,000)     (118,845)        (118,290)              555
Canadian Dollar ............             Buy               7/6/99          380,000       261,596          256,766            (4,830)
Canadian Dollar ............             Sell              7/6/99         (499,000)     (342,955)        (337,174)            5,781
Danish Kroner ..............             Buy              7/28/99          895,000       124,686          124,672               (14)
European Monetary Unit .....             Buy       7/12/99-8/6/99        2,740,000     2,848,194        2,830,979            17,215
European Monetary Unit .....             Sell      7/22/99-8/6/99       (1,465,000)   (1,541,753)      (1,513,550)           28,203
Japanese Yen ...............             Buy       8/6/99-9/30/99      244,815,000     2,044,101        2,049,901             5,800
Japanese Yen ...............             Sell      8/6/99-8/23/99      (79,899,150)     (669,295)        (664,055)            5,240
New Zealand Dollar .........             Buy              7/20/99          640,000       359,936          339,055           (20,881)
New Zealand Dollar .........             Sell             7/20/99         (181,000)      (98,609)         (95,889)            2,720
Singapore Dollar ...........             Buy              8/23/99          152,000        89,711           89,784                73
Singapore Dollar ...........             Sell             7/12/99         (754,000)     (438,092)        (443,387)           (5,295)
Swedish Krona ..............             Buy      7/22/99-7/23/99        3,345,250       399,081          394,123            (4,958)
Swedish Krona ..............             Sell             7/23/99       (2,467,000)     (295,874)        (290,667)            5,207
Swiss Franc ................             Sell             7/12/99         (260,268)     (169,960)        (167,637)            2,323
                                                                                                                       -------------
                                                                                                                       $      2,547
                                                                                                                       =============

        6. OPEN FUTURES CONTRACTS

        At June 30, 1999, Series H, Series K and Series M had the following open futures contracts:

        SERIES M            NUMBER OF CONTRACTS    EXPIRATION DATE    CONTRACT AMOUNT     MARKET VALUE   UNREALIZED GAIN (LOSS)
        --------            -------------------   -----------------   ---------------     ------------   ---------------
SERIES H - S&P 500 Index ...         10                9/17/99        $     3,319,535     $  3,454,250    $      134,715
SERIES K - Euro Bond .......          1                9/10/99                110,410          113,866            (3,875)
SERIES M - Australian Dollar         10                9/15/99                657,970          666,200             8,230
Great Britain Pound ........         19                9/15/99              1,906,070        1,875,300           (30,770)
Canadian Dollar ............         (4)               9/15/99              (272,572)         (273,240)             (668)
CAC 40 10 Euro Index .......         34                9/30/99             1,539,732         1,599,191            59,459
Canadian 10 YR Bond ........         (3)               9/30/99              (253,525)         (254,793)           (1,268)
Euro FX Currency ...........          6                9/13/99               776,742           779,925             3,183
Long Gilt 10 YR ............         (3)               9/30/99              (541,932)         (536,821)            5,111
DAX Index ..................         (7)               9/17/99              (942,740)         (976,453)          (33,713)
Hang Seng Stock Index ......         (4)               7/30/99              (354,375)         (349,337)            5,038
IBEX 35 Index ..............         42                7/16/99             4,442,331         4,456,663           (14,332)
Japanese Yen ...............          2                9/15/99               209,414           208,700              (714)
OMX Index ..................        (39)               7/23/99              (371,434)         (380,322)           (8,888)
S&P 500 Index ..............          1                9/17/99               327,857           345,425            17,568
Swiss Franc ................         (3)               9/15/99              (245,829)         (244,12)             1,704
TOPIX Index ................        (21)               9/16/99            (2,271,601)       (2,433,40)          (161,849)
U.S. 10 YR Note ............         22                9/30/99             2,432,631         2,446,125            13,494
FTSE 100 Index .............          6                9/17/99               622,398           609,69            (12,708)
                                                                                                          --------------
                                                                                                          $     (122,459)
                                                                                                          ==============

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

7. CAPITAL SHARE TRANSACTIONS

        The Fund is authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Fund were as follows:

                                                                                                           1999            1999
                      1999            1999         1999           1999          1999         1999        INCREASE        INCREASE
                     SHARES          AMOUNT       SHARES         AMOUNT        SHARES       AMOUNT      (DECREASE)      (DECREASE)
                      SOLD            SOLD      REINVESTED     REINVESTED     REDEEMED     REDEEMED       SHARES          AMOUNT
                   -----------    ------------- ----------   -------------  -----------  -------------  -----------   -------------
SERIES A ..........  7,654,013    $ 261,156,343  1,527,134   $  49,922,004   (6,658,735) ($226,269,060)   2,522,412   $  84,809,287
(Growth)

SERIES B ..........  3,553,433    $ 101,061,957 19,126,180   $ 446,787,567   (6,532,348) ($188,837,499)  16,147,265   $ 359,012,025
(Growth-Income)

SERIES C .......... 17,879,042    $ 221,056,329    571,293   $   6,929,781  (16,291,896) ($200,121,233)   2,158,439   $  27,864,877
(Money Market)

SERIES D ..........  7,114,780    $  46,554,925  4,543,518   $  27,806,328   (8,465,359) ($ 55,467,136)   3,192,939   $  18,894,117
(Worldwide Equity)

SERIES E ..........  3,397,511    $  40,067,387    784,477   $   8,982,264   (3,105,050) ($ 36,379,449)   1,076,938   $  12,670,202
(High Grade Income)

SERIES H ..........  1,269,478    $  12,687,037          0   $           0      (11,939) ($    119,633)   1,257,539   $  12,567,404
(Enhanced Index)

SERIES I ..........    546,086    $   5,448,028          0   $           0         (535) ($      5,207)     545,551   $   5,442,821
(International)

SERIES J ..........  2,338,879    $  48,310,165  2,163,777   $  39,142,728   (3,457,618) ($ 70,736,507)   1,045,038   $  16,716,386
(Mid Cap)

SERIES K ..........    270,209    $   2,563,496      8,685   $      81,725     (338,278) ($  3,202,673)     (59,384)  ($    557,452)
(Global Strategic
 Income)

SERIES M ..........    323,663    $   4,019,373    292,154   $   3,409,443     (598,156) ($  7,441,888)      17,661   $     (13,072)
(Global Total
 Return)

SERIES N ..........  1,861,600    $  30,170,692     86,367   $   1,356,821     (811,181) ($ 13,166,633)   1,136,786   $  18,360,880
(Managed Asset
 Allocation)

SERIES O ..........  2,299,087    $  41,844,468    759,627   $  12,609,814   (2,024,640) ($ 36,583,892)   1,034,074   $  17,870,390
(Equity Income)

SERIES P ..........    479,379    $   8,180,062      1,616   $      27,372     (305,573) ($  5,224,034)     175,422   $   2,983,400
(High Yield)

SERIES S ..........  2,494,201    $  71,173,582    279,017   $   7,633,916     (974,173) ($ 27,910,612)   1,799,045   $  50,896,886
(Social)

SERIES V ..........    561,536    $   8,526,752     31,079   $     419,869     (286,455) ($  4,296,549)     306,160   $   4,650,072
(Value)

SERIES X ..........    384,060    $   4,065,677        895   $       8,946     (166,422) ($  1,765,451)     218,533   $   2,309,172
(Small Cap)

SERIES Y ..........    685,883    $   6,813,242          0   $           0      (13,603) ($    134,457)     672,280   $   6,678,785
(Select 25)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

7. CAPITAL SHARE TRANSACTIONS

                                                                                                           1998            1998
                      1998            1998         1998           1998          1998         1998        INCREASE        INCREASE
                     SHARES          AMOUNT       SHARES         AMOUNT        SHARES       AMOUNT      (DECREASE)      (DECREASE)
                      SOLD            SOLD      REINVESTED     REINVESTED     REDEEMED     REDEEMED       SHARES          AMOUNT
                   -----------    ------------- ----------   -------------  -----------  -------------  -----------   -------------
SERIES A .......... 13,115,840    $ 403,874,053  2,571,222   $  79,656,454  (11,564,167) ($358,204,267)   4,122,895   $ 125,326,240
(Growth)

SERIES B ..........  5,555,901    $ 221,999,609  3,659,924   $ 149,837,298   (7,951,710) ($313,790,993)   1,264,115   $  58,045,914
(Growth-Income)

SERIES C .......... 33,024,715    $ 408,017,212    530,017   $   6,397,306  (31,152,783) ($385,059,478)   2,401,949   $  29,355,040
(Money Market)

SERIES D .......... 21,025,414    $ 132,226,186  4,367,946   $  28,129,575  (20,050,195) ($126,506,277)   5,343,165   $  33,849,484
(Worldwide Equity)

SERIES E ..........  9,193,741    $ 111,833,663    736,163   $   8,568,936   (8,974,467) ($106,689,374)     955,437   $  11,713,225
(High Grade Income)

SERIES J ..........  5,406,352    $ 107,368,787  1,204,066   $  25,362,376   (5,166,083) ($106,457,311)   1,444,335   $  26,273,852
(Mid Cap)

SERIES K ..........    806,113    $   8,305,713    153,600   $   1,470,621   (1,055,973) ($ 10,896,062)     (96,260)  $  (1,119,728)
(Global Strategic
Income)

SERIES M ..........    884,712    $  11,022,394    268,436   $   3,358,140   (1,577,250) ($ 19,704,926)    (424,102)  $  (5,324,392)
(Global Total
Return)

SERIES N ..........  2,885,843    $  42,450,822     82,992   $   1,211,684     (964,871) ($ 14,176,092)   2,003,964   $  29,486,414
(Managed Asset
Allocation)

SERIES O ..........  5,624,422    $ 100,221,196    458,869   $   8,378,947   (3,493,846) ($ 61,560,607)   2,589,445   $  47,039,536
(Equity Income)

SERIES P ..........    766,900    $  13,512,225     74,465   $   1,264,861     (335,963) ($  5,910,834)     505,402   $   8,866,252
(High Yield)

SERIES S ..........  2,302,241    $  56,874,790    125,263   $   3,033,860   (1,066,288) ($ 25,615,469)   1,361,216   $  34,293,181
(Social)

SERIES V ..........    943,201    $  13,173,169     30,259   $     447,227     (218,251) ($  2,995,788)     755,209   $  10,624,608
(Value)

SERIES X ..........    313,489    $   3,021,171        489   $       5,176      (62,341) ($    580,773)     251,637   $   2,445,574
(Small Cap)

        8. DIRECTED BROKERAGE
        The Fund has directed certain portfolio trades to brokers who paid a portion of each Series expenses. Expenses were reduced as indicated in the table below:
                                                      SIX MONTHS
                                                     ENDED 6/30/99
                                                     -------------
        Series A.................................       $9,821
        Series B.................................        8,782
        Series J.................................        1,979
        Series S.................................        1,360
        Series V.................................          153
        Series M.................................          217
        Series Y.................................           11

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, PRESIDENT
James R. Schmank, VICE PRESIDENT
Terry A. Milberger, VICE PRESIDENT
Cindy L. Shields, VICE PRESIDENT
Steven M. Bowser, VICE PRESIDENT
David Eshnaur, VICE PRESIDENT
Michael A. Petersen, VICE PRESIDENT
James P. Schier, VICE PRESIDENT
Thomas A. Swank, VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
Amy J. Lee, SECRETARY
Christopher D. Swickard, ASSISTANT SECRETARY
Brenda M. Harwood, TREASURER

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH CONTAINS DETAILS CONCERNING THE SALES CHARGES AND OTHER PERTINENT INFORMATION.

---------------------------                              ------------------
SECURITY DISTRIBUTORS, INC.                             |    BULK RATE     |
---------------------------                             |   U.S. POSTAGE   |
700 SW Harrison St.                                     |       PAID       |
Topeka, KS 66636-0001                                   |  SAN ANTONIO, TX |
                                                        |   PERMIT NO.941  |
                                                         ------------------

SDI 425 (R8-99)                                                  46-04254-00